UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-4767

EAGLE GROWTH & INCOME FUND

(Exact name of Registrant as Specified in Charter)

880 Carillon Parkway

St. Petersburg, FL 33716

(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code: (727) 567-8143

SUSAN L. WALZER, PRINCIPAL EXECUTIVE OFFICER

880 Carillon Parkway

St. Petersburg, FL 33716

(Name and Address of Agent for Service)

Copy to:

FRANCINE J. ROSENBERGER, ESQ.

K&L Gates, LLP

1601 K Street, NW

Washington, D.C. 20006

Date of fiscal year end: October 31

Date of reporting period: October 31, 2012

Item 1. Reports to Shareholders

EAGLE MUTUAL FUNDS

Annual Report

and Investment Performance Review

for the fiscal year ended October 31, 2012

Eagle Capital Appreciation Fund

Eagle Growth & Income Fund

Eagle International Equity Fund

Eagle Investment Grade Bond Fund

Eagle Mid Cap Growth Fund

Eagle Mid Cap Stock Fund

Eagle Small Cap Growth Fund

Eagle Smaller Company Fund

Privacy Notice

Eagle Family of Funds

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President’s Letter1
Performance Summary and Commentary
Eagle Capital Appreciation Fund 2
Eagle Growth & Income Fund 5
Eagle International Equity Fund8
Eagle Investment Grade Bond Fund 10
Eagle Mid Cap Growth Fund12
Eagle Mid Cap Stock Fund14
Eagle Small Cap Growth Fund16
Eagle Smaller Company Fund18
Investment Portfolios
Eagle Capital Appreciation Fund21
Eagle Growth & Income Fund21
Eagle International Equity Fund22
Eagle Investment Grade Bond Fund 26
Eagle Mid Cap Growth Fund28
Eagle Mid Cap Stock Fund29
Eagle Small Cap Growth Fund30
Eagle Smaller Company Fund 32

Statements of Assets and Liabilities34
Statements of Operations36
Statements of Changes in Net Assets38
Financial Highlights40
Notes to Financial Statements45
Report of Independent Registered Certified Public Accounting Firm58
Understanding Your Ongoing Costs59
Renewal of Investment Advisory and Subadvisory Agreements62
Principal Risks66
Trustees and Officers71
Privacy NoticePN

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President’s Letter

Dear Fellow Shareholders:

I am pleased to present the annual report and investment-performance review of the Eagle Family of Funds for the fiscal year ended October 31, 2012 (the “reporting period”).

This has been a year of ups and downs in the broad equity markets. Most major stock indices climbed steadily higher at the end of 2011 and into the first few months of this year before taking a breather in the spring. They rallied throughout the summer and hit peaks in September. On the fixed-income side, the U.S. Federal Reserve kept its overnight interest rate at near zero percent, suggested it likely would not raise rates until mid-2015 (it previously said 2014) and began its third round of quantitative-easing (often called QE3).

Over-arching news for the year included continued economic malaise in Europe (and the ongoing debt issues of its southern neighbors); a slowing growth rate in China; and the U.S. general elections.

One of the hallmarks of Eagle, over its more than 35 years, has been the fundamental research our managers do in constructing portfolios. Our goal here is to provide superior risk-adjusted returns for our long-term clients. Producing the desired results means avoiding getting caught up in today’s headlines and focusing on individual companies the Portfolio Managers believe have the characteristics necessary to make money for our investors.

I hope you will read the commentaries that follow in which our Portfolio Managers discuss their specific funds.

Here are just a few highlights from this year:

•	Many of Eagle’s funds continue to perform well, including the Eagle Growth & Income Fund that finished the ten-year period ended October 31, 2012 with a five-star rating[1,2] from Morningstar®.

•

Co-Portfolio Managers Charles Schwartz, CFA®, Betsy Pecor, CFA®, and Matthew McGeary, CFA®, as well as Research Analyst Matthew Spitznagle, CFA®, assumed management of the Eagle Mid Cap Stock Fund on October 1, 2012. They joined Eagle with years of experience managing small- and mid-cap mutual funds.

•

This summer Eagle added David Powers, CFA®, as a Co-Portfolio Manager on the team that manages the Eagle Growth & Income Fund. He brings with him a wealth of experience managing successful portfolios as well as analyzing companies that are important elements of the value- and dividend-focused benchmarks. He has more than 15 years of investment industry experience as a Portfolio Manager and analyst, including most recently serving as a Portfolio Manager of ING’s highly regarded Large Cap Value and Equity Dividend Focus funds.

•

High-profile media outlets continue to seek Eagle managers for input on current events and investing themes. James Camp, CFA®, who heads the Eagle Investment Grade Bond Fund, and Eric Mintz, CFA®, who is a Co-Portfolio Manager of the Eagle Small Cap Growth and Eagle Mid Cap Growth Funds have been on CNBC many times throughout the past year. The Wall Street Journal and Barron’s have quoted Ed Cowart, CFA®, and John Pandtle, CFA®, who are among the Eagle Growth & Income Fund’s Co-Portfolio Managers.

•

The Board of Trustees changed the name of the Eagle Small Cap Core Value Fund to the Eagle Smaller Company Fund in an effort to better differentiate the Fund and its investments from other Eagle Boston Investment Management accounts and other small cap funds in the industry.

I would like to remind you that investing in any mutual fund carries certain risks. The principal risk factors for each fund are described at the end of this report. Carefully consider the investment objectives, charges and expenses of any fund before you invest. Contact us at 800.421.4184 or eagleasset.com or your financial advisor for a prospectus, which contains this and other important information about the Eagle Family of Funds.

We are grateful for your continued support of, and confidence in, the Eagle Family of Funds.

Sincerely,

Richard J. Rossi

President

December 20, 2012

1 The Eagle Growth & Income Fund’s Class A shares are rated 5 stars for the 10-year period ended October 31, 2012; 4 stars for the five-year period ended October 31, 2012 and for the overall; and 2 stars for the three-year period ended October 31, 2012 among a total of 585, 926, 1,044 and 1,044 funds respectively, in the large-cap value category. Star ratings may be different for other share classes. Morningstar Rating® is based on risk-adjusted performance adjusted for fees and loads. Past performance is no guarantee of future results. Ratings are subject to change each month.

2 Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

* The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Funds with at least three years of performance history are assigned ratings from the fund’s three-, five- and 10-year average annual returns (when available) and a risk factor that reflects fund performance relative to three-month Treasury bill monthly returns. Fund returns are adjusted for fees and sales loads. Ten percent of the funds in an investment category receive five stars, 22.5% receive four stars, 35% receive three stars, 22.5% receive two stars and the bottom 10% receive one star. Investment return and principal value will vary so that investors have a gain or loss when shares are sold. Funds are rated for up to three time periods (three-, five- and 10-years) and these ratings are combined to produce an overall rating. Ratings may vary among share classes and are based on past performance. Past performance does not guarantee future results.

1

Performance Summary and Commentary
Eagle Capital Appreciation Fund

Meet the managers  |  Steven M. Barry, Joseph B. Hudepohl, CFA®, and Timothy M. Leahy, CFA®, are Portfolio Managers of Goldman Sachs Asset Management, LP’s (“GSAM”) “Growth Team.” Mr. Barry is Chief Investment Officer and has been responsible for the day-to-day management of the Eagle Capital Appreciation Fund (the “Fund”) since 2002. Mr. Hudepohl has been a member of GSAM’s Growth Team since 1999, and assumed day-to-day management of the Fund in December 2011. Mr. Leahy joined GSAM as a Managing Director in 2005, and has been responsible for the day-to-day management of the Fund’s investment portfolio since February 2011.

Investment highlights  |  The Fund invests primarily in common stocks. The Fund’s portfolio management team believes that wealth is created through the long-term ownership of a growing business. They take a “bottom-up” approach to investing based on in-depth, fundamental research. A bottom-up method of analysis typically emphasizes the outlook at the company and industry level versus reliance on the general economy and/or market trends. The Portfolio Managers use an intensive research process and each company is analyzed as if they were going to own and operate that company indefinitely. Key characteristics of the companies in which the Fund currently seeks to invest may include: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management.

Performance summary  |  The Fund’s Class A shares returned 14.76% (excluding front-end sales charges) during the fiscal year ended October 31, 2012, outperforming its benchmark index, the Russell 1000® Growth Index (“Russell 1000 Growth”), which returned 13.02%. The Russell 1000 Growth measures performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values and is representative of U.S. securities exhibiting growth characteristics. Please keep in mind that an index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Growth of a $10,000 investment from 11/1/02 to 10/31/12 (a)

(a) The Fund’s values and returns reflect the maximum front-end sales charge of 4.75%, fund expenses and the reinvestment of dividends; however, they do not reflect the deduction of taxes that you would pay on fund distributions or redemption of fund shares. The value of an investment in other share classes will differ due to each class’s respective sales charges and expenses.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

Performance discussion  |  The Russell 1000 Growth delivered broad based returns during the one year period ended October 31, 2012, however, the environment was marked by periods of elevated volatility driven by macroeconomic conditions, along with significant fiscal and monetary policy attention. In addition, the annual Russell 1000 Growth reconstitution was completed in late June with significant changes this year, including a more than 500 basis point (bps) decrease in the energy sector’s weight. Other sectors such as materials and industrials lagged, while telecommunication services and health care were the top performing sectors.

The Fund outperformed its benchmark, the Russell 1000 Growth, during the period. On the positive side, stock selection

2

Performance Summary and Commentary
Eagle Capital Appreciation Fund (cont’d)

in the telecommunication services and information technology sectors contributed to performance. In contrast, weakness in select health care and energy names detracted from performance.

Top performers  |  American Tower Corp., a leading owner and operator of wireless and broadcast communication sites, contributed to performance during the reporting period. The Portfolio Managers believe new announcements made in the mobile services industry during the period (including the proposed merger between T-Mobile and Metro PCS and the investment in Sprint by Softbank) bring additional long term stability to the mobile industry, which should ultimately benefit the tower companies. Crown Castle International Corp., a wireless tower owner and operator of shared wireless communications and broadcast infrastructures, also contributed to performance during the period. Its shares rose after the company announced strong first quarter results, driven by better than expected revenues and a significant increase in new leases signed during the quarter compared to last year. The company also raised 2012 guidance due, in large part, to the acquisition of outdoor distributed antennae systems (DAS) company NextG Networks. The Portfolio Managers continue to have conviction in the tower companies over the long term as demand for mobile content grows and wireless carriers are required to add capacity in order to support increased usage, network upgrades and improved coverage. The Fund continues to hold both of these positions.

Shares of Lowe’s Companies, Inc., a home improvement retailer, was a top contributor to performance. Lowe’s recently announced its plan to acquire a Canadian home improvement retailer in the midst of a turnaround strategy of its stores. The Portfolio Managers believe this move challenges the credibility of the management team and makes it increasingly more difficult to believe in the turnaround of its U.S. business. While the Portfolio Managers continue to believe Lowe’s should benefit as the fundamentals of the home improvement industry improve and the housing market recovers, the risk of integrating a sizeable acquisition in the midst of these strategic initiatives raises the risk profile for Lowe’s. As a result, the Fund sold out of its position.

Equinix, Inc., a provider of high performance IT data centers, contributed to performance. The company’s core business remains strong and pricing is up in the three main regions in which it operates, U.S., Europe and Asia. Equinix recently acquired data centers in Frankfurt, Hong Kong, Shanghai and Singapore to further drive growth. In addition, the company announced that it plans to convert to a real estate investment trust (“REIT”). The Portfolio Managers view this decision favorably and believe it will unlock further shareholder value. The Portfolio Managers continue to have conviction in the company’s ability to drive revenue growth as it benefits from several secular growth drivers, including cloud computing, growth in internet traffic and enterprise outsourcing, and rising demand for optimized network performance. The Fund continues to hold this position.

Apple Inc., a designer and marketer of consumer electronics, computer software, and personal computers, contributed to the Fund during the period. Shares increased significantly as strong demand for the newly released iPad and iPhone continued to validate the value of the Apple franchise and its growth profile. The Portfolio Managers believe there is still a long runway for growth as the company increases penetration of the smartphone and tablet markets, and continues to innovate and enter new markets. In addition, the Portfolio Managers remain positive on Apple and believe the stock’s valuation remains attractive. The Fund continues to hold this position.

Underperformers  |   Facebook, Inc. (Class A), a social networking service provider, detracted from returns during the period. While the company delivered in line second quarter earnings on a strong increase in ad revenue payments, revenue growth was challenged and a large amount of insider selling, due to the expiration of the lock-up, caused material weakness in the stock. In the Portfolio Managers’ view, Facebook has achieved tremendous scale in the U.S. and has a large market opportunity as its networking effect creates stickiness in its user base. The Portfolio Managers exited the position during the period since they believe the path to growth has been extended and is less certain.

NetApp, Inc., a developer of data storage hardware and software for enterprise clients, detracted from performance as fears surfaced of reduced year end business spending on technology. In the Portfolio Managers’ view, despite the near term headwind, NetApp continues to trade at an attractive valuation, and has a strong competitive position in an industry that has benefited from several secular growth trends, such as virtualization, which should increase demand for the company’s storage products. NetApp specializes in network-attached storage which, in the Portfolio Managers’ view, should continue to take share away from direct-attached products. The Portfolio Managers believe NetApp’s storage devices are easier to buy, install and manage than competing products, which should

3

Performance Summary and Commentary
Eagle Capital Appreciation Fund (cont’d)

also drive market share gains. The Fund continues to hold this position.

Shares of Schlumberger Ltd., a large oil services company, pulled back during the period. The stock came under pressure due to macroeconomic concerns and a decline in oil prices. The Portfolio Managers continue to believe the company is well positioned given its extensive and diversified global footprint. In addition, Schlumberger holds dominant market share in most of its product lines and offers a technological advantage over many of its competitors, which the Portfolio Managers view as a significant long term positive. The Fund continues to hold this position.

Halliburton Company, a leading oil services firm, detracted from performance during the period. The lack of a settlement in the Macondo lawsuit, in which BP is seeking to recover all of the costs resulting from the Gulf of Mexico oil spill, weighed on the stock. Additionally, the company has been facing pricing pressure in its North American pressure pumping business. While the contingent legal liability from the Macondo proceedings could remain a drag on the stock until a settlement is reached, the Portfolio Managers continue to believe the company’s risk/reward profile is attractive at current valuations and the company should continue to be able to generate strong revenue growth and operating margins in North America. The Fund continues to hold this position.

Oracle Corporation, a company that engineers hardware and software, detracted from relative performance during the period. Shares of the stock came under pressure as the broader software/IT sector experienced a difficult spending environment during the period. In the Portfolio Managers’ view, despite the short term weakness in the stock, Oracle is well positioned to benefit from secular growth trends in cloud computing, continued use and adoption of database systems, and a robust pipeline of new products and applications. The Fund continues to hold this position.

4

Performance Summary and Commentary
Eagle Growth & Income Fund

Meet the managers  |  David Blount, CFA®, CPA , Edmund Cowart, CFA®, John Pandtle, CFA®, and David Powers, CFA® are Co-Portfolio Managers of the Eagle Growth & Income Fund (the “Fund”). Messrs. Blount, Cowart, and Pandtle have been jointly responsible for the day-to-day management of the Fund’s investment portfolio since June 2011. Mr. Powers has been Co-Portfolio Manager since June 2012.

Investment highlights  |  The Fund invests primarily in domestic equity securities (predominantly common stocks) that the Portfolio Managers believe are high-quality, financially strong companies that pay above-market dividends, have cash resources (i.e. free cash flow) and a history of raising dividends. The Fund’s Portfolio Managers select companies based in part upon their belief that those companies have the following characteristics: (1) yield or dividend growth at or above the S&P 500® Index (“S&P 500”); (2) potential for growth; and (3) stock price below its estimated intrinsic value. The Fund can also own a variety of other securities, including fixed income securities, which, in the opinion of the Fund’s Portfolio Managers, offer prospects for meeting the Fund’s investment goals.

Performance summary   |  The Fund’s Class A shares returned 13.48% (excluding front-end sales charges) during the fiscal year ended October 31, 2012, underperforming its benchmark index, the S&P 500 which returned 15.21%. The S&P 500 is an unmanaged index of 500 U.S. stocks and gives a broad look at how stock prices have performed. Please keep in mind that an index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Growth of a $10,000 Investment from 11/1/02 to 10/31/12 (a)

(a) The Fund’s values and returns reflect the maximum front-end sales charge of 4.75%, fund expenses and the reinvestment of dividends; however, they do not reflect the deduction of taxes that you would pay on fund distributions or redemption of fund shares. The value of an investment in other share classes will differ due to each class’s respective sales charges and expenses.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

Performance discussion  |  The equity market as measured by the S&P 500 rallied for the first two quarters of the fiscal year ended October 31, 2012, followed by a period of consolidation during the month of April. The rally was led by the beaten down financial sector, the usually volatile technology sector, and the somewhat unpredictable consumer discretionary sector. Forgotten were those stocks in the utilities, telecommunications, and consumer staples sectors. The equity market began to decline in the second quarter of 2012, reversing a strong rally that began in the fourth quarter of 2011. Continuing sovereign debt and banking crises in Europe, growth challenges in China and softer economic data in the U.S. heightened investor concerns. Federal Reserve Board (the “Fed”) Chairman Ben Bernanke gave a subdued update of the economy in June. The Fed reduced its growth projections for 2012 and 2013 and increased its 2013 unemployment forecast. A recent slowdown in employment growth and household spending may temper the expansion but the Fed still expects the economy to grow at a moderate pace. In the third quarter of 2012, the broad equity market experienced a strong increase in the midst of global economic conditions that remained stressful. Notably, very low transaction volume and a subdued level of volatility accompanied the rally. One factor adding support to the market in the quarter was the anticipation of, and actual start of, the next version of the Fed’s quantitative-easing program (“QE3”). Fed Chairman Ben Bernanke has made it clear he believes in the wealth effect (higher stock prices = higher consumption and economic activity) and he is doing his part to create wealth on behalf of all U.S. stockholders.

For the year, cyclical sectors of the S&P 500 such as energy and materials underperformed during the period as investors preferred the higher yield and stability of telecommunication services, consumer staples and health care. All sectors were positive for the period. Performance was led by the consumer

5

Performance Summary and Commentary
Eagle Growth & Income Fund (cont’d)

discretionary and utility sectors, each up over 30% for the year. While the consumer discretionary sector was the top performing sector in the Fund, health care and financials each contributed significantly, both having strong double digit returns and larger exposures within the Fund. The information technology sector had the lowest return in the Fund, but with little exposure in this space, it had very little effect on the total contribution of the Fund. Materials also contributed marginally, as the Fund only had a few holdings within the sector.

The Fund’s performance was below the return of its benchmark index during the period. Relative to benchmark performance, consumer discretionary provided the best attribution as stock selection was strong. Energy and utilities also fared well versus the benchmark with stock selection again being the determining factor. The information technology sector benefited on a relative basis due to the underweight maintained in that sector. Detracting from relative performance were the financial, industrial, and consumer staples sectors. The industrial and consumer staples sectors lagged the benchmark due to stock selection. Within the financials, healing of the banking sector continued, as evidenced by the Fed’s latest round of stress tests. Although there were few exceptions, the Fed’s study showed that banks are back on sound footing. This created a rally in regional banks with weaker balance sheets. The Fund is exposed to higher quality banks and, therefore, underperformed within that segment.

Underperformers  |   Norfolk Southern Corporation, a rail and intermodal shipping and transportation company, has been the beneficiary of significant productivity, volume, and pricing gains over the last several years. However, coal, which is approximately 25-30% of Norfolk’s revenues, has recently been a cyclical headwind. Over the last few quarters, coal stockpiles have been high and utilities have been switching from coal to natural gas to run their power plants resulting in pricing and margin pressure. The Fund continues to hold this position.

A recent softness in demand for chemical company E.I. du Pont de Nemours and Company’s commodity chemical business led to a reduction in management’s near-term earnings growth outlook. The Portfolio Managers believe the outlook for DuPont’s agriculture and nutrition segment remains robust and, therefore, the Fund continues to hold this position.

Becton, Dickinson and Company is a medical technology company which has suffered from a dearth of volume growth in hospital admissions due to a lackluster economy. As a result, the company has a lack of visibility into improved pricing and utilization trends making it difficult to drive any sales/profit growth acceleration. As a result, the Fund sold the shares during the period.

Despite a substantial increase in Wells Fargo & Company’s (a diversified financial services company) dividend and solid earnings growth, the market remains concerned about the impact of low interest rates on the company’s near-term growth and profitability. In the view of the Portfolio Managers, Wells Fargo shares remain attractively valued; therefore, the Fund continues to maintain this position.

Despite a substantial increase in the dividend and solid earnings growth for financial services company The PNC Financial Services Group, Inc., the market is concerned about the company’s ability to deliver operating leverage as well as earnings accretion from recent acquisitions. PNC shares remain attractively valued in the Portfolio Managers’ opinion. The Fund continues to hold this position.

Top performers  |  The Home Depot, Inc., the world’s largest home improvement specialty retailer, has benefitted from strong earnings growth as the housing market has stabilized and internal cost efficiency measures materialize. The Fund continues to hold this position although it has decreased its holdings in order to manage concentration risk in the Fund.

Rapid earnings growth and a 35% increase in their dividend led to outperformance by Mattel, Inc., the world’s largest toy company. The Fund increased its position because the Portfolio Managers are encouraged by the company’s commitment to producing shareholder value.

Abbott Laboratories, a leading global health care company, announced the company would be splitting into two pieces, a medical products business and a pharmaceutical business, thereby unlocking shareholder value. In addition to the perceived increase in value due to the split up, the company’s underlying business performance has remained strong, driven by their rheumatoid arthritis drug, Humira. The Fund continues to hold this position.

Pfizer, Inc., the world’s largest researched-based pharmaceutical company, is completing two major strategic alternatives, the sale of its Nutrition unit and the IPO of its Animal Health business. These moves have allowed Pfizer to increase its dividend and buyback a substantial amount of shares. Additionally, post-Lipitor patent expiration, the company is transforming toward a broad revenue base with development and marketing driven by a more efficient global infrastructure. The Fund continues to hold this position.

6

Performance Summary and Commentary
Eagle Growth & Income Fund (cont’d)

Wisconsin Energy Corporation, an electric and natural gas service provider, operates within an attractive regulatory environment and boasts diversified end user sales mix as well as solid demand forecasts that support low volatility EPS growth in the mid-single digits. The company has a major capital investment plan that is winding down following the completion of two large power plants in the last three years. Given reduced capital expenditure needs, management has indicated it plans to increase the dividend payout ratio over the next few years. With the stock having appreciated significantly, the Fund sold its position during the period.

7

Performance Summary and Commentary
Eagle International Equity Fund

Meet the managers  |  Richard C. Pell is Chief Investment Officer at Artio Global Management LLC (“Artio Global”). Rudolph-Riad Younes, CFA®, is Head of International Equities at Artio Global. Messrs. Pell and Younes have managed the Eagle International Equity Fund (the “Fund”) since 2002.

Investment highlights  |  The Fund invests primarily in foreign equity securities. The Fund’s Portfolio Managers seek investment opportunities within the developed and emerging markets. In the developed markets, a “bottom-up” approach is adopted. A bottom-up method of analysis emphasizes the outlook at the company and industry level versus reliance on the general economy and/or market trends. In the emerging markets, a “top-down” assessment consisting of currency/interest rate risks, political environments/leadership assessment, growth rates, structural reforms and risk (liquidity) is applied. A top-down method of analysis emphasizes the significance of economy and market cycles. In Japan, given the highly segmented nature of this market comprised of both strong global competitors and protected domestic industries, a hybrid approach encompassing both bottom-up and top-down analyses is conducted.

Performance summary  |  The Fund’s Class A shares returned 0.98% (excluding front-end sales charges) during the fiscal year ended October 31, 2012, underperforming its benchmark index, which returned 3.98%. The Fund’s benchmark index, the Morgan Stanley Capital International® All Country World Index ex-US (“MSCI® ACWI ex-US”), is a free float-adjusted market capitalization index that is designed to measure equity market performance in the the global developed and emerging markets. Please keep in mind that an index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Growth of a $10,000 investment from 11/1/02 to 10/31/12 (a)

(a) The Fund’s values and returns reflect the maximum front-end sales charge of 4.75%, fund expenses and the reinvestment of dividends; however, they do not reflect the deduction of taxes that you would pay on fund distributions or redemption of fund shares. The value of an investment in other share classes will differ due to each class’s respective sales charges and expenses.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

Performance discussion  |  The market environment over the past year has been highly volatile, with strong positive quarters alternating with equally poor negative ones. Uncertainty with respect to events in Europe (viability of the Euro, Greece, Spain, etc.), Japan (a continuation of stagnant growth), China (whether slowing growth culminates in a hard landing) and the U.S. (election, fiscal cliff) caused markets to ebb and flow over the full period. Over the last year, the benchmark index managed a gain of 3.98%. The best performing sectors included health care, consumer staples and financial while telecommunications, materials, technology and energy sectors lagged the overall market. Returns were not consistent over the full year with the exception of the health care sector which benefited from the industry’s increased exposure to emerging countries and the rising incomes of consumers there, as well as benefiting from historically attractive valuations and high dividend yields. Other sectors rallied and faded based on whether risk was “on” or “off” with cyclical sectors performing best with risk “on” and less sensitive sectors when risk was “off.” From an allocation perspective, the Fund’s underweight to financial stocks in the developed markets was the largest impediment to results. On the positive side, an overweight to health care stocks provided the Fund with a strong tail wind.

For some time, the Portfolio Managers have viewed the financial sector as extremely vulnerable given long-term regulatory issues that are expected to have an impact on potential profits as well as short-term issues relating to deleveraging balance sheets, European sovereign debt exposure and recapitalization. Thus, within financials, the Portfolio Managers look for good bank franchises and market leaders. They remain wary about the sovereign debt problem in the region and its effect on bank balance sheets but are also cognizant of the cheap valuations and central bank pump-priming efforts which provide some level of support and more recently have moved to tactically increase exposure to the European sector. From a stock selection perspective, the

8

Performance Summary and Commentary
Eagle International Equity Fund (cont’d)

Fund’s results were weak in the industrials and materials sectors and strongest in health care and technology.

Underperformers  |  Turquoise Hill Resources Ltd. (formerly Ivanhoe Mines Ltd.) is a Canadian mineral exploration and development company which ran into trouble in the development of the Oyu Tolgoi Project copper and gold mine in southern Mongolia. The company also went through a takeover and management change during the year which led to a drop in price at the end of the first quarter in 2012. The Fund still holds this position, but over the period the position was reduced.

Ctrip.com International Ltd., a leading travel service provider in China, underperformed during the period due to competition from a rival online travel service provider which caused operating margins to fall by 10%. Longer term, the Portfolio Managers believe the company will face consistent deflationary pricing pressures from the Kayak/Priceline equivalent in China. This is not to mention that the Portfolio Managers believe that the company’s biggest strengths will slowly morph into their biggest weakness, namely their large network of call centers amid wage inflation. The Fund no longer holds this position.

Baidu, Inc., a provider of Chinese language internet search services, is facing a similar dilemma to Ctrip.com in that the company is forced to grow out of the old easy money as consumers shift from a non-mobile based web search to a mobile based web search. In addition, Baidu is also seeing its artificial monopoly position given by Google’s exit in China being chipped away from new entrants. The Fund no longer holds this position.

Axis Bank Ltd., the India-based regional bank is highly leveraged to the overall economic health of India. While Axis is a well-run private sector bank, it still has relatively higher exposure to wholesale funding and credit which is more volatile than the retail segment. The company also has greater loan exposure to the agricultural sector of the economy where the expectation of a weak crop yield has led to concerns over non-performing loans in this segment. The greater exposure to both the wholesale and agricultural segments and an economic slowdown in India led to the company being a relative underperformer. The position was sold during a general risk reduction move within the Fund.

Larsen & Toubro Ltd., an India based multinational conglomerate with business interests in engineering, construction, manufacturing, information technology and financial services was sold during the period. Over the course of the last year, a marked deterioration was seen in the current accounts and fiscal deficits for the country which, along with a marked deterioration in the Rupee and political gridlock, caused GDP growth to slip below expectations. The political gridlock was more evident in the infrastructure segment where new projects showed no signs of progress or moving through the bureaucracy. Concerns of a marked slowdown in the order book for Larsen & Toubro, as well as continued declines of the Purchasing Managers Index and a relatively high valuation, caused the company to be a relative underperformer.

Top performers  |  The global healthcare company Novo Nordisk AS (Class B), which is headquartered in Denmark, is uniquely positioned to capitalize on the proliferation of diabetes and obesity in the developed and emerging markets. The company is an innovation leader at the high end and a cost leader at the low end. It is developing future technologies in oral insulin and stem cell therapy as well as bringing its obesity treatments to market in the middle of the decade.

Sanofi, a diversified global healthcare company located in France, and Roche Holding AG, a research-focused healthcare company located in Switzerland, are pharmaceutical companies with stable growth rates, high dividend yields and increasing exposure to the emerging markets. Health care was the leading sector over the period.

Diageo PLC is a British multinational consumer products company with stable growth and good fundamental dynamics located in Britain. The company is well positioned in emerging markets and will continue to capitalize on this growth via increasing international spirit penetration combined with premiumisation of the overall market.

Samsung Electronics Co., Ltd. is a Korean technology company with a growing exposure to the smart phones segment. Samsung’s dominance in the Android mobile market in both developed and emerging markets has helped drive recent results. It has been a leader in this market by controlling key components (speed and differentiation).

The Fund continues to hold each of the securities noted above as “top performers.”

9

Performance Summary and Commentary
Eagle Investment Grade Bond Fund

Meet the managers  |  James C. Camp, CFA®, a Managing Director at Eagle Asset Management (“Eagle”) and Joseph Jackson, CFA®, are Co-Portfolio Managers of the Eagle Investment Grade Bond Fund (the “Fund”) and have been jointly responsible for the day-to-day management of the Fund’s investment portfolio since the Fund’s inception.

Investment highlights  |  The Fund invests primarily in investment grade fixed income securities. Investment grade is defined as securities rated BBB- or better by Standard & Poor’s Rating Services or an equivalent rating by at least one other nationally recognized statistical rating organization or, for unrated securities, those that are determined to be of equivalent quality by the Fund’s Portfolio Managers. The average portfolio duration of the Fund is expected to vary and may generally range anywhere from two to seven years based upon economic and market conditions. The Fund expects to invest in a variety of fixed income securities including, but not limited to, corporate debt securities of U.S. and non-U.S. issuers, including corporate commercial paper; bank certificates of deposit; debt securities issued by states or local governments and their agencies; obligations of non-U.S. governments and their subdivisions, agencies and government sponsored enterprises; obligations of international agencies or supranational entities (such as the European Union); obligations issued or guaranteed by the U.S. Government and its agencies; mortgage-backed securities and asset-backed securities; commercial real estate securities; and floating rate instruments.

Performance summary  |  The Fund’s Class A shares returned 3.77% (excluding front-end sales charges) during the fiscal year ended October 31, 2012, underperforming its benchmark index, which returned 4.24%. The Fund’s benchmark index, the Barclays Intermediate Government/Credit Bond Index, includes U.S. government and investment grade credit securities that have a greater than or equal to one year and less than ten years remaining to maturity and have $250 million or more of outstanding face value. Please keep in mind that an index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Growth of a $10,000 investment from 3/1/10 to 10/31/12 (a)

(a) The Fund’s values and returns reflect the maximum front-end sales charge of 3.75%, fund expenses and the reinvestment of dividends; however, they do not reflect the deduction of taxes that you would pay on fund distributions or redemption of fund shares. The value of an investment in other share classes will differ due to each class’s respective sales charges and expenses.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

Performance discussion  |  Two forces really drove the fixed income markets over the one-year period ended October 31, 2012. The first force was the Eurozone. From the long-term refinancing operations at the end of 2011 and beginning of 2012 convincing markets that all was well to continuing financial problems of peripheral sovereigns, the Eurozone was a focus for investors all year. The Federal Reserve Board (the “Fed”) policy was the second main driver for the period and with the announcement of the Fed quantitative-easing program (“QE3”), the Fed insured another few months of risk-on. Not as large as the prior two issues, but the lead up to the U.S. Presidential elections had some effect on markets as many investors chose to pull back due to the uncertainty of who was going to win and how that outcome would affect the markets. In the Fund’s benchmark index, all sectors posted positive returns for the year. Corporates led the way followed by the financial, industrial and utilities sectors which all posted strong returns. Securitized and government related issues were the next highest sectors and Treasuries were the underperformer of the index, although the sector still posted positive returns.

10

Performance Summary and Commentary
Eagle Investment Grade Bond Fund (cont’d)

The Fund underperformed its benchmark index during the period. The chief performance detractor relative to the Fund’s benchmark was attributable to the financials sector as the risk-on mentality of the markets resulted in the highest risk firms in that space (as measured by the option adjustment spread) tightening substantially over the year. Outperformance in industrials and securitized assets in the Fund was not enough to overcome the financial sector drag. The Fund was overweight in corporates and securitized while being underweight Treasuries and government related issues. Overall the allocation decisions were a positive factor in the Fund’s performance, contributing to outperformance in aggregate versus the benchmark.

Underperformers  |   Anheuser-Busch InBev Worldwide Inc., FRN, 1.10%, 03/26/13, a multinational beverage company and the world’s largest brewer, Georgia Power Company, FRN, 0.71%, 03/15/13, one of the nation’s largest generators of electricity, and Teva Pharmaceutical Finance III BV, FRN, 0.88%, 03/21/14, a global pharmaceutical and drug company, were all affected by the long end of the curve outperforming the short end during the period. In addition, the Fund’s holdings of floating rate notes have very short maturities relative to other issues in the benchmark index.

International Bank for Reconstruction & Development, 2.38%, 05/26/15, an international financial institution, is a high credit quality rated bond with a short maturity duration. During the period, the lower rated credits and the longer duration bonds outperformed these types of bond held by the Fund. The Fund continues to maintain some exposure to this sector despite this individual issue underperforming over the last 12 months.

U.S. Treasury Note, 2.00%, 04/30/16, an intermediate-long Treasury holding, also has the combination of a short maturity duration and the high credit quality which underperformed in the current market conditions favoring the longer duration, lower rated issues. The Fund continues to maintain some exposure to Treasuries as they are a significant part of the benchmark.

The Fund continues to hold each of the securities noted above as “underperformers.”

Top performers  |  Mortgage bonds Freddie Mac, REMICs, Series 4098, Class HA, 2.00%, 05/15/41 and Freddie Mac, REMICs, Series 4097, Class BG, 2.00%, 12/15/41, were new additions to the Fund. Late in the period, the Fund rotated out of low beta 5-year corporate positions and into high credit quality rated agency backed CMOs with higher yields and lower volatility.

Gilead Sciences, Inc., 4.50%, 04/01/21, an American biotechnology company that discovers, develops, and commercializes therapeutics, outperformed the industrials sector of the benchmark index by a wide margin during the period. The outperformance was due to a combination of middle-rated credit outperforming high-rated issues, and a scarcity value (there was very little debt outstanding prior to the issuance).

Plum Creek Timberlands, L.P., 4.70%, 03/15/21, the largest and most geographically diverse private landowner in the nation, and Newmont Mining Corporation, 5.13%, 10/01/19, one of the world’s largest gold producers with significant assets or operations on five continents, both outperformed the industrial sector of the benchmark as lower rated credits outperformed higher rated credits.

The Fund continues to hold each of the securities noted above as “top performers.”

11

Performance Summary and Commentary
Eagle Mid Cap Growth Fund

Meet the managers  |  Bert L. Boksen, CFA®, a Managing Director and Senior Vice President at Eagle Asset Management, Inc. (“Eagle”), is the Portfolio Manager of the Eagle Mid Cap Growth Fund (the “Fund”), and has managed the Fund since its inception. Eric Mintz, CFA®, has been Co-Portfolio Manager since 2011, and Christopher Sassouni, DMD, has served as Assistant Portfolio Manager of the Fund since 2006. Mr. Mintz served as Assistant Portfolio Manager from 2008 through 2011.

Investment highlights  |  The Fund invests primarily in stocks of mid-capitalization (“mid-cap”) companies. The Fund’s Portfolio Managers seek to capture the significant long-term capital appreciation potential of mid-cap, rapidly growing companies. The Portfolio Managers use a “bottom-up” investment approach through a proprietary research strategy that emphasizes the selection of mid-cap growth stocks that are reasonably priced. A bottom-up method of analysis emphasizes the outlook at the company and industry level versus reliance on the general economy and/or market trends. The Fund’s Portfolio Managers believe that conducting extensive research on mid-cap companies may enable the Fund to capitalize on market inefficiencies and thus outperform the market.

Performance summary  |  The Fund’s Class A shares returned 5.21% (excluding front-end sales charges) during the fiscal year ended October 31, 2012, underperforming its benchmark index, which returned 9.09%. The Fund’s benchmark index, the Russell Midcap® Growth Index (“Russell Midcap”), measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. Please keep in mind that an index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Growth of a $10,000 investment from 11/1/02 to 10/31/12 (a)

(a) The Fund’s values and returns reflect the maximum front-end sales charge of 4.75%, fund expenses and the reinvestment of dividends; however, they do not reflect the deduction of taxes that you would pay on fund distributions or redemption of fund shares. The value of an investment in other share classes will differ due to each class’s respective sales charges and expenses.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

Performance discussion  |  The Russell Midcap benchmark posted gains during the one year period ended October 31, 2012. All sectors, except energy and information technology, generated positive returns. Telecommunication services, health care and materials posted the strongest returns while energy and information technology somewhat tempered benchmark returns. Within telecommunication services, strong returns in the wireless telecommunication services industry boosted the sector result. Biotechnology contributed most notably to solid performance within the health care sector. In materials, the chemicals industry supported healthy returns. Oil, gas & consumable fuels posted negative returns in the energy sector while weak performance in the software industry tempered returns in the information technology sector.

The Fund underperformed its benchmark index during the period. The information technology, industrials and materials sectors detracted most notably from performance. The information technology sector trailed the benchmark largely due to an overweight in the underperforming software industry. The Fund’s investment in the electrical equipment industry detracted most notably from relative returns within the industrials sector. Weak performance of the Fund’s investments within the metals & mining industry led to underperformance in the materials sector. The Fund outperformed the index in the consumer discretionary, energy and telecommunication services sectors. In consumer discretionary, strong returns generated by the specialty retail and household durables industries led to outperformance in the sector. Within energy, solid performance of the Fund’s investments in the oil, gas & consumable fuels industry boosted relative returns in the sector. Very strong returns generated by the Fund’s investment within the wireless telecommunication services industry also led to meaningful outperformance in the telecommunication services sector.

12

Performance Summary and Commentary
Eagle Mid Cap Growth Fund (cont’d)

Underperformers  |  Rovi Corporation provides digital entertainment technology solutions to the consumer electronics industry as well as service providers. A sharp slowdown in consumer electronics sales led the firm to reduce earnings expectations.

Gentex Corporation is a global, high technology electronics company that specializes in a broad spectrum of automotive, aerospace, and fire protection products. One of the firm’s more prominent growth products, a reverse camera display that is located on a rearview mirror, fell victim to more than one auto manufacturer shifting the primary location for rear camera images from the mirror to the dashboard.

Walter Energy, Inc. is a producer of metallurgical coal for the global steel industry. In the Portfolio Managers’ opinion, the firm saw some after-effect in operational performance due to weather related events as well as a slower than expected export facility upgrade in Canada during the reporting period.

Polypore International, Inc. is a specialty filtration company that makes separation membranes used in lithium ion batteries which have seen significant growth from both consumer electronics and hybrid electric vehicles. The stock underperformed due to concerns about waning sales for the all-electric Chevy Volt, which was the subject of a well-publicized investigation into engine fires that had occurred following crash tests. The investigation has since been resolved; however, there is near term uncertainty resulting from the incident that has clouded growth prospects for the time being.

Informatica Corporation, a top independent provider of data integration software and services, expressed some concern about the trajectory of its growth prospects overseas, which is where the firm generates a substantial portion of its revenues.

The Fund no longer holds any of the securities noted above as “underperformers.”

Top performers  |  SBA Communications Corporation (Class A) owns and operates wireless communications infrastructure across North and Central America. The firm’s recent acquisition announcement of TowerCo stands to significantly increase operational scale and boost tower leasing opportunities for SBA as soon as late this calendar year. The stock was also boosted by speculation the company could announce a conversion to a real estate investment trust (“REIT”).

Catamaran Corporation, previously named SXC Health Solutions Corp., is a provider of pharmacy benefits management services and healthcare information technology solutions to the healthcare benefits management industry. Positive prospects regarding Catamaran’s recent acquisition of Catalyst Health Solutions boosted the stock during the reporting period. Meaningful synergies created by the acquisition are expected to bolster the firm’s positioning in the pharmacy benefits management space.

Sirius XM Radio, Inc., a satellite radio service provider, saw meaningful traction in the auto production cycle, strong sales through an expanding installed base in lower end cars and continued rapid reduction of debt.

GNC Holdings, Inc. (Class A) is a global specialty retailer of health and wellness products including vitamins, sports nutrition and diet and herbal supplements. The stock continues to benefit from sustained growth trends in the space as the baby boomer generation adopts the daily vitamin philosophy and the general public increases its health awareness.

PulteGroup Inc. is a national residential homebuilding business. Improvements in the North American housing landscape have reflected favorably on PulteGroup. The Portfolio Managers believe that encouraging trends in the space should continue to provide a catalyst for the stock.

The Fund continues to hold each of the securities noted above as “top performers.”

13

Performance Summary and Commentary
Eagle Mid Cap Stock Fund

Meet the managers  |  Charles Schwartz, CFA®, Betsy Pecor, CFA® and Matthew McGeary, CFA® are Co-Portfolio Managers of the Eagle Mid Cap Stock Fund (the “Fund”) and have been jointly responsible for the day-to-day management of the Fund’s investment portfolio since October 2012. Prior to October 2012, the Fund was co-managed by Todd L. McCallister, Ph.D., CFA®, Scott Renner and Stacey Serafini Pittman, CFA®.

Investment highlights  |  The Fund invests primarily in stocks of mid-capitalization (“mid-cap”) companies. The Portfolio Managers of the Fund employ a “bottom-up” stock-selection process to identify growing, mid-cap companies that are reasonably priced. A bottom-up method of analysis emphasizes the outlook at the company and industry level versus reliance on the general economy and/or market trends. The Portfolio Managers seek to gain a comprehensive understanding of a company’s management, business plan, financials, real rate of growth and competitive threats and advantages.

Performance summary  |  The Fund’s Class A shares returned 8.26% (excluding front-end sales charges) during the fiscal year ended October 31, 2012, underperforming its benchmark index, the S&P MidCap 400® Index (“S&P MidCap 400”) which returned 12.11%. The S&P MidCap 400 is an unmanaged index that measures the performance of the mid-sized company segment of the U.S. market. Please keep in mind that an index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Growth of a $10,000 investment from 11/1/02 to 10/31/12 (a)

(a) The Fund’s values and returns reflect the maximum front-end sales charge of 4.75%, fund expenses and the reinvestment of dividends; however, they do not reflect the deduction of taxes that you would pay on fund distributions or redemption of fund shares. The value of an investment in other share classes will differ due to each class’s respective sales charges and expenses.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

Performance discussion  |  The market continued to have mixed growth throughout 2012. The S&P MidCap 400 was up during the reporting year, led by the telecom, healthcare, and consumer discretionary sectors. The energy and technology sectors were the only sectors that were negative in the index. The “risk-on, risk-off” nature of the markets during the past fiscal year was driven by a variety of macro factors and concerns. Continued instability in Europe, concerns about a “hard landing” in China, leadership changes across the globe including the U.S., and intermittent fiscal stimulus have created an environment of unusually high correlation. These high correlations have been seen across asset classes, across sectors and within individual stocks of the benchmark index. Such a situation, with price direction largely driven by factors external to individual companies, has made for a challenging environment for fundamentally oriented stock pickers. These conditions can be challenging in terms of performance relative to a benchmark over the shorter-term, but can also set the stage for future out performance when fundamental factors of individual businesses are again more thoroughly considered by market participants.

On an absolute basis, the Fund’s best performing sectors were financials and consumer discretionary. Total performance for the year lagged the benchmark index but showed strong growth. The telecom and energy sectors were the largest contributors to performance. Both sectors were overweight the benchmark, but much of the performance was due to good stock picking. Detracting sectors were healthcare, technology, and industrials. Each of these sectors was overweight the benchmark as well and poor performance was due to negative selection effect.

14

Performance Summary and Commentary
Eagle Mid Cap Stock Fund (cont’d)

Beginning in October 2012, the Fund became modestly overweight in the industrial sector as the new Portfolio Management team focused on pockets of strength over the medium term, such as infrastructure. The Fund also maintains healthy exposure to domestically focused businesses in an effort to limit exposure to weak overseas trends. Similarly, the Fund is focused on infrastructure within the energy sector and, by fiscal year end, held multiple positions within this sector to capitalize on the trend.

The Fund remains overweight in the healthcare and technology sectors. While looming healthcare reforms/legislation and near term election results create uncertainty in the healthcare sector, the Portfolio Managers believe the Fund could stand to benefit from the strong secular tailwinds provided by an aging population. The technology sector has not been a particularly strong relative performer thus far in 2012, however, numerous sector fundamentals, such as solid balance sheets, strong cash flow dynamics and reasonable valuations, remain attractive.

Relative to the Fund’s benchmark, the Fund has an equal weight within the consumer sectors and is maintaining a somewhat defensive posture in this group. While reasonably positive housing statistics bode well for consumer confidence, the Portfolio Managers remain concerned about weak job growth, stagnant personal income trends and looming potential inflation.

Underperformers  |  QEP Resources, Inc., a leading independent natural gas and oil exploration and production company, underperformed during the past year as the price of natural gas continued to fall. The Fund has sold this holding.

Check Point Software Technologies, Ltd. provides security software to corporations and governments for internet communications and transactions. Lower than expected demand from Europe and the U.S. government has contributed to a price decline. This holding has since been sold by the Fund.

The stock price of Gardner Denver, Inc., a designer, manufacturer, and marketer of engineered industrial machinery and related parts and services, was down as volumes in their natural gas pumps and hydraulic fracturing, or fracking, business were down, even though the company had earnings results that were largely in line with estimates. The stock traded lower again after one of its key pressure pumping customers negatively preannounced earnings due to falling demand in the natural gas fracking business. The Fund sold out of this position earlier in the year, but purchased it back before fiscal year end because the Portfolio Managers felt that the market was over penalizing the stock for its exposure to the fracking market. Further, since the abrupt departure of their former CEO (Barry Pennypacker), its becoming clear that Gardner Denver is an obvious takeover candidate.

Acacia Research Corporation is a provider of outsourced patent monetization services and an aggregator and licensor of patent assets. Due to the unpredictable nature of their revenue streams, the company has experienced substantial decline in their stock price this year. The Fund’s new portfolio management team sold this holding.

Top performers  |  Crown Castle International Corporation is a wireless tower owner and operator of shared wireless communications and broadcast infrastructures. The company experienced a significant increase in site leasing and raised 2012 guidance due, in large part, to the acquisition of outdoor distributed antennae systems (DAS) company NextG Networks. This holding has since been sold by the new portfolio management team.

The price of Solutia, Inc., a maker of specialty chemicals and performance materials, was up significantly following the announcement, made in late January, that the company would be acquired by Eastman Chemical Company. The acquisition was completed during the second quarter of 2012. Leading up to the acquisition announcement, Solutia had been experiencing wider profit margins after selling its lower profitability businesses during the downturn. The Fund sold the position prior to the acquisition.

Allied World Assurance Co. Holdings A.G. engages in the provision of property, casualty and specialty insurance, and reinsurance solutions. Allied has experienced strong growth this year due to a steady increase in net written premiums. The Fund has since sold the holding.

Wyndham Worldwide Corporation, the holding company for Wyndham Hotels & Resorts, beat earnings several times this year, but surprised some investors with the strength of its share repurchases. Wyndham’s management has been putting the company’s strong free cash flow directly into the share repurchases. Furthermore, Wyndham’s segments lodging, vacation exchange and vacation ownership units all outperformed expectations this year. The Fund continues to own this security.

15

Performance Summary and Commentary
Eagle Small Cap Growth Fund

Meet the managers  |  Bert L. Boksen, CFA®, a Managing Director and Senior Vice President at Eagle Asset Management, Inc. (“Eagle”), has been responsible for the management of the Eagle Small Cap Growth Fund (the “Fund”) since 1995. Eric Mintz, CFA®, has been Co-Portfolio Manager since 2011, and previously served as Assistant Portfolio Manager from 2008 through 2011.

Investment highlights  |  The Fund invests primarily in stocks of small-capitalization (“small-cap”) companies. Using a “bottom-up” approach, the Fund’s Portfolio Managers seek to capture the significant long-term capital appreciation potential of small, rapidly growing companies. A bottom-up method of analysis emphasizes the outlook at the company and industry level versus reliance on the general economy and/or market trends. The Portfolio Managers also look for small-cap growth companies that are reasonably priced. Since small-cap companies often have narrower markets than large-capitalization (“large-cap”) companies, the Portfolio Managers believe that conducting extensive proprietary research on small-cap growth companies may enable the Fund to capitalize on market inefficiencies and thus outperform the market.

Performance summary  |  The Fund’s Class A shares returned 5.65% (excluding front-end sales charges) during the fiscal year ended October 31, 2012, underperforming its benchmark index, the Russell 2000® Growth Index (“Russell 2000 Growth”), which returned 9.70%. The Russell 2000® Growth is an unmanaged index comprised of Russell 2000® Index (“Russell 2000”) companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 is an unmanaged index comprised of the 2,000 smallest companies in the Russell 3000® Index (“Russell 3000”). The Russell 3000 measures the performance of the 3,000 largest U.S. companies based on total market capitalization. Please keep in mind that an index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Growth of a $10,000 investment from 11/1/02 to 10/31/12 (a)

(a) The Fund’s values and returns reflect the maximum front-end sales charge of 4.75%, fund expenses and the reinvestment of dividends; however, they do not reflect the deduction of taxes that you would pay on fund distributions or redemption of fund shares. The value of an investment in other share classes will differ due to each class’s respective sales charges and expenses.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

Performance discussion  |  The Russell 2000 Growth posted positive returns for the one year period ended October 31, 2012. Health care, telecommunications services and consumer discretionary posted the strongest returns while the energy sector somewhat tempered benchmark returns. In health care, strong returns in the biotechnology and health care equipment & supplies industries boosted the sector result. The diversified telecommunication services industry contributed to solid performance in the telecommunication services sector. In consumer discretionary, the hotels, restaurants & leisure as well as specialty retail industries supported healthy returns. The oil, gas & consumable fuels industry posted negative returns in the energy sector.

The Fund underperformed its benchmark index during the period. The information technology, industrials, and to a lesser extent, financials sectors detracted from the Fund’s performance. The information technology sector trailed the benchmark largely due to an overweight in the underperforming software industry. The Fund’s investments in the professional services and electrical equipment industries

16

Performance Summary and Commentary
Eagle Small Cap Growth Fund (cont’d)

detracted most notably from relative returns within the industrials sector. Weak performance of the Fund’s investments within the consumer finance industry led to underperformance in the financial sector. The Fund outperformed the index in the energy and consumer staples sectors. In energy, outperformance was boosted by a modest overweight in the outperforming energy equipment & services industry, in addition to an underweight in the underperforming oil, gas & consumable fuels industry where several benchmark names the Fund did not hold saw material detraction. Strong relative returns within the food and staples retailing industry supported outperformance in the consumer staples sector.

Underperformers  |  Monster Worldwide, Inc. provides online employment solutions through offerings such as searchable job postings for prospective employees and resume database access for recruiters. The firm engaged investment bankers to do a strategic review that could result in the sale of the company. The stock price declined as investors became concerned over the length of time the review was taking. The Fund continues to hold this position as the Portfolio Managers believe that the company ultimately will be sold at a meaningful premium to its current stock price.

BJ’s Restaurants, Inc. owns and operates casual dining restaurants across the U.S. After having a strong run, BJ’s was hurt by its own success as a high valuation combined with difficult comparables caused a stock price correction. The Portfolio Managers believe that BJ’s remains a well-run concept within the tier of “polished” casual dining restaurants and, therefore, the Fund continues to own this security.

Qlik Technologies, Inc. designs and develops business analytics software solutions. Shares of the stock traded down as significant European exposure negatively affected investor sentiment during the period. The Portfolio Managers continue to favor prospects in the business analytics space and they believe that the secular growth story for Qlik remains intact. The Fund continues to hold this position.

Meritor, Inc. is a supplier of automotive components, including drive trains used in commercial trucking. The firm continues to tighten its operational efficiency through the implementation of restructuring efforts but sustained weakness in several of Meritor’s emerging markets (e.g., Brazil, China and India) has tempered near-term growth prospects. The firm’s strong presence in those regions is expected to generate substantial benefit for Meritor once the environment stabilizes but a comfortable level of earnings visibility has remained elusive; consequently, the Fund sold out of its position in the stock.

Cash America International, Inc. is a specialty financial services provider of pawn loans and unsecured consumer loan products. The stock has experienced some weakness during the period, which the Portfolio Managers believe reflects an expected hard line on the part of the administration’s new consumer protection agency and associated concerns regarding regulatory reform. The firm has seen some encouraging growth as of late in its e-Commerce lending segment in addition to ongoing restructuring within Cash America’s Mexican component. The Portfolio Managers believe this is expected to benefit the firm’s operations upon completion, so the Fund continues to hold this position.

Top performers  |  Medidata Solutions, Inc. provides technology that is used to enhance its customers’ efficiency in clinical development and research processes. The firm continues to experience solid demand for its clinical-trial software and is taking market share from competitors at a substantial rate as it leverages its differentiated product offerings. Medidata also has diversified its revenue stream by expanding its customer base and the array of clinical trials to which they provide technological products. The Fund continues to hold this position.

SuccessFactors, Inc. is a provider of cloud-based performance management, succession planning and learning management solutions to organizations. The firm was acquired early in the period by SAP AG at a significant premium. The Fund sold its position prior to the acquisition at a significant premium.

Vitamin Shoppe, Inc. is a specialty retailer of vitamins, sports nutrition, and health and beauty aid products, and GNC Holdings, Inc. (Class A) is a global specialty retailer of health and wellness products including vitamins, sports nutrition and diet and herbal supplements. Both Vitamin Shoppe and GNC have benefitted from favorable U.S. demographics and increased vitamin and supplement utilization amongst the aging baby boomer generation as the general public increases its health awareness. Vitamin Shoppe also continues to grow both earnings and square footage across the country. Since GNC’s market capitalization had moved toward the upper end of the small cap space and the Fund already had exposure to this space through Vitamin Shoppe, the Portfolio Managers opted to retain the Vitamin Shoppe position while moving out of the GNC position.

Onyx Pharmaceuticals, Inc. is a biopharmaceutical company with a focus on the development of drug therapies for kidney, blood based and other forms of cancer. Positive news regarding the Food and Drug Administration advisory panel’s recommendation to approve Onyx’s multiple myeloma drug candidate Kyprolis boosted shares of the firm’s stock during the period. The drug compound has since been approved and initial product launch feedback has been largely positive thus far. The Fund continues to hold this position.

17

Performance Summary and Commentary
Eagle Smaller Company Fund	(formerly known as the Eagle Small Cap Core Value Fund)

Meet the managers  |  David M. Adams, CFA®, and John “Jack” McPherson, CFA®, Managing Directors at Eagle Boston Investment Management, Inc. (“EBIM”), are Co-Portfolio Managers of the Eagle Smaller Company Fund (the “Fund”), and have been jointly responsible for the day-to-day management of the Fund’s investment portfolio since its inception.

Investment highlights  |  The Fund invests primarily in equity securities of small-capitalization (“small-cap”) companies. Using a valuation sensitive approach to investing, the Fund’s Portfolio Managers seek to capture capital growth by selecting securities that the Portfolio Managers believe are selling at a discount relative to their underlying value and then hold them until their market value reflects their intrinsic value. To assess value, a “bottom-up” method of analysis is utilized. A bottom-up method of analysis emphasizes the outlook at the company and industry level versus reliance on the general economy and/or market trends. Other factors that the Portfolio Managers may look for when selecting investments include: management with demonstrated ability and commitment to the company, above-average potential for earnings and revenue growth, low debt levels relative to total capitalization and strong industry fundamentals.

Performance summary  |  The Fund’s Class A shares returned 9.31% (excluding front-end sales charges) during the fiscal year ended October 31, 2012, underperforming both the primary benchmark index, the Russell 2000® Index (“Russell 2000”), and the secondary benchmark index, the Russell 2500® Index (“Russell 2500”), which returned 12.08% and 13.00%, respectively. The Russell 2000 is an unmanaged index comprised of the 2,000 smallest companies in the Russell 3000® Index (“Russell 3000”), and the Russell 2500 is a market cap weighted index that includes the smallest 2,500 companies in the Russell 3000. The Russell 3000 measures the performance of the 3,000 largest U.S. companies based on total market capitalization. Please keep in mind that an index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Growth of a $10,000 investment from 11/3/08 to 10/31/12 (a)

(a) The Fund’s values and returns reflect the maximum front-end sales charge of 4.75%, fund expenses and the reinvestment of dividends; however, they do not reflect the deduction of taxes that you would pay on fund distributions or redemption of fund shares. The value of an investment in other share classes will differ due to each class’s respective sales charges and expenses.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

Performance discussion  |  Over the course of the Fund’s fiscal year, the U.S. and global markets continued to exhibit volatility but moved higher overall. The markets have risen in the face of a basically unchanged market narrative of continued uncertainty related to the ongoing European sovereign debt crisis, as well as concerns about slowing economic activity both in the U.S. and globally. The markets began the 2012 calendar year with a very strong move higher as investors were encouraged by improving global economic data, as well as some perceived progress on Europe’s sovereign debt crisis and strong corporate profitability. As we, the Portfolio Managers, suspected, the markets had difficulty repeating the pace set in the first quarter of the year and subsequently retreated in the second calendar quarter. Markets sold off in response to softening data but by summer the data and investor sentiment had improved. More recently, investors have been digesting the uncertainty surrounding the U.S. election cycle, as well as the merits of another round of so-called Quantitative Easing by the U.S. Federal Reserve. While investor risk appetite has ebbed

18

Performance Summary and Commentary
Eagle Smaller Company Fund (cont’d)

and flowed in response to market uncertainty, the past year did have periods where investors were able to add value through stock picking. Despite all of the macro crosswinds and investor uncertainty that continue, the markets and the Fund generated absolute returns over the course of the Fund’s fiscal year. For the one year period ended October 31, 2012, eight out of the ten Global Industry Classifications (“GIC”) sectors showed very strong double-digit returns, while energy and information technology were negative. The Fund’s benchmark index was led by the health care, telecommunication services, financials, consumer discretionary, consumer staples, industrials, materials, and even the utilities sectors. The energy and information technology sectors lagged the benchmark by a wide margin.

The Fund realized absolute returns during the period despite underperforming its benchmark index. The Fund benefitted from positive performance in most sectors, especially benefitting from strong performance in the health care, consumer discretionary, financials, and information technology sectors relative to the Fund’s benchmark. Utilities, industrials, and materials put up positive returns but lagged the Fund’s overall return, while telecommunications services, consumer staples, and energy posted negative returns. The Fund underperformed most in the industrials, consumer staples, and materials sectors. In the industrial sector, the Fund was hurt by weak stock selection, while being neutrally weighted. In consumer staples, the Fund was negatively impacted by stock selection, while being overweight. In materials, the Fund was hurt by weak stock selection, while also being slightly underweight. In contrast, information technology was a source of relative outperformance.

Underperformers  |  RadioShack Corporation, a retail chain that sells consumer electronics and wireless products, declined 79% due to a decline in profitability in its wireless products. The Portfolio Managers view the issues impacting their cell phone business as transitory in nature, and, coupled with a search for a new CEO, believe the fundamentals could be bottoming. Therefore, the Fund continues to maintain a position.

Rovi Corporation, a provider of digital entertainment technology solutions, suffered a decline of 73% due to a slowdown in sales of some of its legacy products. The Fund maintains a position as the Portfolio Managers continue to believe that Rovi will occupy a key position in the delivery and security of digital media, plus their balance sheet remains a key strength as they weather a slowdown in demand.

Dycom Industries, Inc., a provider of engineering and construction services for telecommunications companies, declined 27% as the company tempered its near-term growth outlook for this year. The Fund maintains a position due to an attractive secular demand outlook for the company’s services.

Alaska Communications Systems Group, Inc. is a provider of telecommunications services in the state of Alaska. The company fell 58% due to an increased level of competition in their market that contributed to a cut in the dividend that had been providing valuation support. The Fund’s position was subsequently sold.

Herbalife Ltd., a multi-level marketer of nutritional supplements, fell 16% due to business model concerns raised by a noted hedge fund manager. Since that event, management has made efforts to better educate investors about their business model in an attempt to alleviate investor misconceptions. The Fund continues to maintain a position in the shares as this thriving enterprise continues to organically expand its volumes and sales force globally and should benefit from leverage to faster growing emerging economies.

Top performers  |  AMERIGROUP Corporation, a multi-state managed care service provider for Medicaid beneficiaries, rose 64% as the company agreed to be acquired by WellPoint, Inc. for a sizeable premium. The Portfolio Managers view the takeover as a validation of Amerigroup’s business model as well as the strong value proposition driving the secular trend of fiscally-challenged states outsourcing a greater percentage of their Medicaid services.

AFC Enterprises, Inc., an operator and franchisor of quick-service restaurants, appreciated 86% due to several strong earnings reports. The Portfolio Managers believe the company continues to create value with strong execution and robust free cash flow.

Equinix, Inc., a provider of high performance IT data centers, appreciated 88% as a result of strong underlying fundamentals for their business. The Portfolio Managers believe that the initial investment thesis of above-average, long-term demand for data transmission service remains intact.

Nationstar Mortgage Holdings, Inc., a non-bank residential mortgage servicer of GSE Agency Mortgages, appreciated 154% as the company has executed very well following its initial public offering this year. The company possesses unique in-house origination and on-shore servicing capabilities and is poised to rapidly grow their servicing portfolio as banks and servicers are forced to retrench due to regulatory and capital constraints.

19

Performance Summary and Commentary
Eagle Smaller Company Fund (cont’d)

Aspen Technology, Inc., an enterprise software company that develops process optimization software, rose 43% after posting several strong earnings reports due to strong business momentum. The Portfolio Managers believe this high quality franchise is well-positioned to continue robust growth from market share gains and strong-end market demand.

The Fund continues to hold each of the securities noted above as “top performers.”

20

Investment Portfolios

10.31.2012

EAGLE CAPITAL APPRECIATION FUND
Common stocks—97.4%	Shares	Value
Apparel—3.3%
NIKE, Inc., Class B	112,655	$10,294,414

Banks—1.6%
Northern Trust Corp.	101,828	4,865,342

Beverages—2.3%
PepsiCo, Inc.	104,365	7,226,233

Chemicals—2.8%
Praxair, Inc.	82,676	8,781,018

Commercial services—2.7%
MasterCard, Inc., Class A	18,237	8,405,980

Computers—10.7%
Apple, Inc.	45,680	27,184,168
NetApp, Inc.*	235,386	6,331,883

Cosmetics/personal care—3.3%
Avon Products, Inc.	138,271	2,141,818
The Procter & Gamble Co.	118,757	8,222,735

Diversified financial services—5.9%
American Express Co.	178,183	9,972,902
CME Group, Inc.	153,845	8,604,551

Electronics—1.4%
Honeywell International, Inc.	73,596	4,507,019

Healthcare products—1.6%
St. Jude Medical, Inc.	127,738	4,887,256

Internet—11.6%
Amazon.com, Inc.*	23,234	5,409,340
Equinix, Inc.*	44,140	7,963,297
Google, Inc., Class A*	29,193	19,844,526
priceline.com, Inc.*	5,547	3,182,702

Lodging—3.6%
Las Vegas Sands Corp.	81,810	3,799,256
Marriott International, Inc., Class A	204,948	7,476,503

Oil & gas—0.9%
Devon Energy Corp.	48,707	2,835,235

Oil & gas services—6.4%
Halliburton Co.	171,767	5,546,357
Schlumberger Ltd.	207,770	14,446,248

Pharmaceuticals—4.8%
Abbott Laboratories	142,449	9,333,258
Teva Pharmaceutical Industries Ltd., Sponsored ADR	143,806	5,812,639

Real estate—2.9%
CBRE Group, Inc., Class A*	509,440	9,180,109

Real estate investment trusts—5.9%
American Tower Corp.	246,342	18,547,089

Retail—9.7%
Chipotle Mexican Grill, Inc.*	22,767	5,794,885
Costco Wholesale Corp.	114,060	11,226,926
PVH Corp.	57,171	6,288,238
Urban Outfitters, Inc.*	192,428	6,881,225

Semiconductors—8.1%
QUALCOMM, Inc.	303,521	17,778,743
Xilinx, Inc.	235,481	7,714,357

Software—4.1%
Oracle Corp.	248,139	7,704,716
Salesforce.com, Inc.*	34,191	4,991,202

Common stocks—97.4%	Shares	Value
Telecommunications—3.8%
Crown Castle International Corp.*	176,276	$11,766,423
Total common stocks (cost $196,449,186)		304,948,593

Total investment portfolio (cost $196,449,186) 97.4%		304,948,593

Other assets in excess of liabilities 2.6%		8,077,631

Net assets 100.0%		$313,026,224

* Non-income producing security

ADR—American depository receipt

Sector allocation (unaudited)
Sector	Percent of net assets
Technology	22.9%
Consumer, cyclical	16.6%
Financial	16.3%
Communications	15.4%
Consumer, non-cyclical	14.7%
Energy	7.3%
Basic materials	2.8%
Industrial	1.4%

EAGLE GROWTH & INCOME FUND
Common stocks—98.2%	Shares	Value
Domestic—85.0%
Aerospace/defense—2.6%
United Technologies Corp.	113,499	$8,871,082

Banks—9.1%
JPMorgan Chase & Co.	352,288	14,683,364
The PNC Financial Services Group, Inc.	98,765	5,747,135
Wells Fargo & Co.	325,530	10,967,106

Beverages—5.4%
PepsiCo, Inc.	129,224	8,947,470
The Coca-Cola Co.	254,247	9,452,903

Chemicals—4.3%
E.I. du Pont de Nemours and Co.	182,583	8,128,595
PPG Industries, Inc.	55,820	6,535,406

Cosmetics/personal care—3.0%
The Procter & Gamble Co.	147,526	10,214,700

Electrical components & equipment—2.8%
Emerson Electric Co.	200,742	9,721,935

Electronics—2.7%
Honeywell International, Inc.	153,312	9,388,827

Entertainment—3.3%
Regal Entertainment Group, Class A	742,261	11,401,129

Food—5.7%
General Mills, Inc.	259,021	10,381,561

The accompanying notes are an integral part of the financial statements.	21

Investment Portfolios

10.31.2012

EAGLE GROWTH & INCOME FUND (cont’d)
Common stocks—98.2%	Shares	Value
Food (cont’d)
Sysco Corp.	298,767	$9,282,691

Healthcare products—1.5%
St. Jude Medical, Inc.	137,820	5,272,993

Miscellaneous manufacturer—2.9%
3M Co.	114,319	10,014,344

Oil & gas—10.1%
Chevron Corp.	109,427	12,059,950
ConocoPhillips	170,083	9,839,302
Exxon Mobil Corp.	141,537	12,903,928

Pharmaceuticals—9.0%
Abbott Laboratories	173,191	11,347,474
Johnson & Johnson	149,600	10,594,672
Pfizer, Inc.	355,029	8,829,571

Real estate investment trusts—6.0%
American Campus Communities, Inc.	112,581	5,101,045
Digital Realty Trust, Inc.	69,011	4,239,346
ProLogis, Inc.	125,980	4,319,854
Simon Property Group, Inc.	46,212	7,033,929

Retail—4.6%
McDonald’s Corp.	77,169	6,698,269
The Home Depot, Inc.	146,620	8,999,536

Semiconductors—2.9%
Applied Materials, Inc.	930,320	9,861,392

Telecommunications—4.7%
AT&T, Inc.	242,407	8,384,858
CenturyLink, Inc.	202,896	7,787,149

Toys/games/hobbies—2.9%
Mattel, Inc.	269,123	9,898,344

Transportation—1.5%
Norfolk Southern Corp.	84,392	5,177,449
Total domestic common stocks (cost $271,095,551)		292,087,309

Foreign—13.2%
Banks—2.6%
Bank of Montreal	147,874	8,742,311

Electronics—2.9%
Tyco International Ltd.	367,619	9,877,922

Gas—2.5%
National Grid PLC, Sponsored ADR	149,040	8,496,770

Oil & gas—2.9%
Total S.A., Sponsored ADR	199,295	10,044,468

Pharmaceuticals—2.3%
GlaxoSmithKline PLC, Sponsored ADR	179,525	8,060,673
Total foreign common stocks (cost $43,407,946)		45,222,144
Total common stocks (cost $314,503,497)		337,309,453

Total investment portfolio (cost $314,503,497) 98.2%		337,309,453

Other assets in excess of liabilities 1.8%		6,167,841

Net assets 100.0%		$343,477,294

ADR—American depository receipt

Sector allocation (unaudited)
Sector	Percent of net assets
Consumer, non-cyclical	26.9%
Financial	17.7%
Industrial	15.4%
Energy	13.0%
Consumer, cyclical	10.8%
Communications	4.7%
Basic materials	4.3%
Technology	2.9%
Utilities	2.5%

EAGLE INTERNATIONAL EQUITY FUND
Common stocks—95.2%	Shares	Value
Australia—0.4%
CSL Ltd.	1,053	$51,757
Telstra Corp. Ltd.	18,178	78,121

Austria—0.1%
Erste Group Bank AG*	1,623	40,892

Belgium—0.4%
Anheuser-Busch InBev N.V.	881	73,742
KBC Groep N.V.	2,513	59,274

Brazil—0.4%
Petroleo Brasileiro S.A.—Petrobras	5,497	58,189
Vale S.A.	3,274	60,369

Britain—17.8%
AMEC PLC	2,777	47,594
Anglo American PLC	1,556	47,948
ARM Holdings PLC	11,926	128,407
BAE Systems PLC	16,357	82,562
Barclays PLC	65,972	243,688
BG Group PLC	7,854	145,720
BHP Billiton PLC	14,756	472,166
BP PLC	57,350	409,695
British American Tobacco PLC	4,046	200,752
BT Group PLC	18,657	64,148
Centrica PLC	13,192	69,070
Compass Group PLC	15,890	174,608
Diageo PLC	16,936	483,683
Direct Line Insurance Group PLC*	37,268	116,975
GlaxoSmithKline PLC	20,368	456,047
Hikma Pharmaceuticals PLC	3,901	46,553
HSBC Holdings PLC	36,520	359,574
Imperial Tobacco Group PLC	2,291	86,626
Lloyds Banking Group PLC*	312,863	205,694
Marks & Spencer Group PLC	5,693	36,235
National Grid PLC	12,501	142,526
Next PLC	568	32,749
Pearson PLC	2,175	43,750
Premier Oil PLC*	2,610	14,795
Rio Tinto PLC	3,286	163,844
Rolls-Royce Holdings PLC	13,929	192,354

22	The accompanying notes are an integral part of the financial statements.

Investment Portfolios

10.31.2012

EAGLE INTERNATIONAL EQUITY FUND (cont’d)
Common stocks—95.2%	Shares	Value
Britain (cont’d)
Royal Bank of Scotland Group PLC*	54,761	$244,300
SABMiller PLC	2,187	93,684
Tesco PLC	12,081	62,459
Vodafone Group PLC	194,276	527,485
Whitbread PLC	431	16,378

Canada—4.7%
Barrick Gold Corp.	8,311	336,101
BCE, Inc.	740	32,349
Cenovus Energy, Inc.	1,830	64,551
Potash Corp. of Saskatchewan, Inc.	8,163	328,155
Rogers Communications, Inc., Class B	1,205	52,893
Suncor Energy, Inc.	12,741	427,613
TELUS Corp.	498	32,331
Turquoise Hill Resources Ltd.*	19,132	149,608

China—1.7%
Bank of China Ltd., Class H	199,000	81,910
China Construction Bank Corp., Class H	171,000	128,856
Dongfeng Motor Group Co. Ltd., Class H	26,000	32,081
Industrial & Commercial Bank of China Ltd., Class H	148,000	97,411
PetroChina Co. Ltd., Class H	52,000	70,497
Tencent Holdings Ltd.	2,400	84,851
Wumart Stores, Inc., Class H	7,500	13,316

Czech—0.4%
Komercni Banka AS	536	109,388

Denmark—0.8%
Danske Bank AS*	1,293	20,219
Novo Nordisk AS, Class B	1,414	227,044

Finland—0.2%
Fortum Oyj	2,553	47,221

France—11.0%
Accor S.A.	1,345	41,962
Air Liquide S.A.	693	81,808
Alstom S.A.	2,233	76,265
AXA S.A.	5,575	89,167
BNP Paribas	9,280	469,552
Cie Generale d’Optique Essilor International S.A.	1,015	91,614
Credit Agricole S.A.*	21,742	165,094
Danone	1,487	91,569
Eutelsat Communications	2,492	79,871
France Telecom S.A.	2,571	28,729
GDF Suez	6,583	151,069
Iliad S.A.	389	59,924
L’Oreal S.A.	509	64,964
LVMH Moet Hennessy Louis Vuitton S.A.	1,479	240,393
PPR	900	158,240
Publicis Groupe S.A.	1,577	85,101
Safran S.A.	2,151	85,682
Sanofi	5,340	470,377
Schneider Electric S.A.	3,520	220,532
Societe Generale S.A.*	7,340	235,086
Technip S.A.	466	52,681
Total S.A.	4,356	219,179
Veolia Environnement S.A.	1,515	14,996
Vinci S.A.	1,728	76,733

Germany—10.6%
Adidas AG	416	35,441

Common stocks—95.2%	Shares	Value
Germany (cont’d)
Allianz SE	1,184	$146,804
BASF SE	2,282	189,093
Bayer AG	2,649	230,697
Bayerische Motoren Werke AG	1,025	81,640
Brenntag AG	564	71,085
Commerzbank AG*	42,773	81,941
Continental AG	658	65,952
Daimler AG	1,730	80,780
Deutsche Bank AG	2,417	109,554
Deutsche Post AG	4,329	85,821
Deutsche Telekom AG	13,210	150,829
E.ON AG	14,654	332,961
Fraport AG	5,438	319,192
Fresenius SE & Co. KGaA	2,247	256,295
K+S AG	3,040	143,821
Kabel Deutschland Holding AG	1,076	77,612
Linde AG	909	152,871
RWE AG	5,642	257,816
SAP AG	2,640	192,307
Siemens AG	1,682	169,047

Hong Kong—1.5%
Belle International Holdings Ltd.	18,000	33,538
Cheung Kong Holdings Ltd.	5,000	73,870
China Merchants Holdings International Co. Ltd.	10,970	36,321
China Mobile Ltd.	14,500	160,809
China Resources Enterprise Ltd.	6,000	19,460
Hang Lung Properties Ltd.	22,000	76,268
Hutchison Whampoa Ltd.	6,000	58,958

India—0.2%
HDFC Bank Ltd., Sponsored ADR	1,352	50,551

Indonesia—0.1%
PT Telekomunikasi Indonesia Persero Tbk	32,500	33,093

Ireland—1.2%
CRH PLC	3,462	64,471
Experian PLC	2,025	35,019
WPP PLC	20,252	262,082

Israel—0.3%
Teva Pharmaceutical Industries Ltd., Sponsored ADR	2,032	82,134

Italy—3.4%
Enel SpA	25,651	96,618
Eni SpA	7,940	182,001
Intesa Sanpaolo SpA	194,689	314,620
Saipem SpA	1,701	76,590
Telecom Italia SpA	29,330	27,064
UniCredit SpA*	64,876	288,398
Unione di Banche Italiane SCPA	11,468	45,315

Japan—10.0%
Aisin Seiki Co. Ltd.	2,201	64,020
Astellas Pharma, Inc.	1,000	49,668
Daikin Industries Ltd.	3,790	104,608
FANUC Corp.	1,200	192,429
Honda Motor Co. Ltd.	4,490	135,015
Isuzu Motors Ltd.	19,000	100,438
ITOCHU Corp.	13,600	135,784
Japan Tobacco, Inc.	2,000	55,267
KDDI Corp.	2,000	155,330

The accompanying notes are an integral part of the financial statements.	23

Investment Portfolios

10.31.2012

EAGLE INTERNATIONAL EQUITY FUND (cont’d)
Common stocks—95.2%	Shares	Value
Japan (cont’d)
Komatsu Ltd.	3,500	$73,306
Mitsubishi Electric Corp.	11,000	82,124
Mitsubishi UFJ Financial Group, Inc.	30,300	137,020
Mitsui & Co. Ltd.	7,700	108,512
Nikon Corp.	3,700	94,536
Nissan Motor Co. Ltd.	11,300	94,556
Nitto Denko Corp.	2,700	122,108
Seven & I Holdings Co. Ltd.	2,500	77,101
SMC Corp.	700	110,309
SoftBank Corp.	3,300	104,461
Sumitomo Mitsui Financial Group, Inc.	4,200	128,301
Suzuki Motor Corp.	4,300	97,387
The Bridgestone Corp.	5,200	121,402
Toyota Motor Corp.	8,441	326,342
Unicharm Corp.	6,316	341,790
Yakult Honsha Co. Ltd.	500	23,326

Luxembourg—0.6%
L’Occitane International S.A.	14,764	45,848
SES S.A., Sponsored FDR	5,031	139,515

Macau—0.5%
Sands China Ltd.	20,800	78,234
Wynn Macau Ltd.	30,000	84,814

Mexico—0.4%
America Movil SAB de CV, Sponsored ADR, Series L	4,716	119,268

Netherlands—4.8%
Akzo Nobel N.V.	1,343	73,059
ASML Holding N.V.	3,118	171,557
European Aeronautic Defence and Space Co. N.V.	4,247	150,885
ING Groep N.V.*	8,225	73,209
Koninklijke Philips Electronics N.V.	3,441	86,035
Reed Elsevier N.V.	6,482	87,083
Royal Dutch Shell PLC, Class A	10,768	369,258
Unilever N.V.	8,769	321,997
Ziggo N.V.	4,128	133,709

Norway—1.1%
DnB ASA	4,486	56,197
Orkla ASA	1,881	14,879
Seadrill Ltd.	782	31,657
Statoil ASA	3,524	87,091
Telenor ASA	2,837	55,708
Yara International ASA	1,829	86,168

Portugal—0.2%
EDP—Energias de Portugal S.A.	11,171	30,394
Portugal Telecom SGPS S.A.	6,224	31,265

Russian Federation—0.8%
Sberbank of Russia	78,544	230,134

Singapore—1.5%
ComfortDelGro Corp. Ltd.	23,000	31,937
DBS Group Holdings Ltd.	6,000	68,497
Genting Singapore PLC	64,000	69,407
Keppel Corp. Ltd.	5,000	43,487
Oversea-Chinese Banking Corp. Ltd.	9,000	66,842
Singapore Press Holdings Ltd.	10,000	33,077
Singapore Telecommunications Ltd.	24,000	63,132
United Overseas Bank Ltd.	5,000	74,584

Common stocks—95.2%	Shares	Value
South Korea—1.3%
Hyundai Motor Co.	156	$32,024
KIA Motors Corp.	563	31,214
LG Chem Ltd.	103	28,802
NHN Corp.	136	31,487
Samsung Electronics Co. Ltd.	229	275,069

Spain—3.2%
Banco Bilbao Vizcaya Argentaria S.A.	27,147	226,496
Banco Santander S.A.	45,923	346,298
Gas Natural SDG S.A.	2,119	32,947
Iberdrola S.A.	31,226	161,490
Inditex S.A.	849	108,326
Telefonica S.A.	6,115	80,808

Sweden—2.3%
Assa Abloy AB, Class B	1,765	58,901
Atlas Copco AB, Class A	4,962	122,301
Elekta AB, Class B	4,926	70,182
Getinge AB, Class B	1,069	32,878
Hennes & Mauritz AB, Class B	2,370	80,412
Nordea Bank AB	7,873	71,514
Sandvik AB	2,197	30,557
Svenska Cellulosa AB, Class B	4,479	87,385
Swedbank AB, Class A	3,415	63,327
Tele2 AB, Class B	1,984	33,153
TeliaSonera AB	9,408	61,941

Switzerland—12.2%
ABB Ltd.*	6,010	108,609
Adecco S.A.*	1,560	75,628
Cie Financiere Richemont S.A.	1,761	114,621
Credit Suisse Group AG*	7,209	167,773
Dufry AG*	713	90,668
Flughafen Zuerich AG	82	35,088
Nestle S.A.	8,726	553,749
Novartis AG	9,125	550,092
Roche Holding AG	2,486	478,622
Schindler Holding AG	247	32,576
Swiss Re AG*	3,318	229,733
Swisscom AG	80	33,276
Syngenta AG	885	346,398
The Swatch Group AG	461	191,335
Transocean Ltd.	659	30,156
UBS AG*	17,424	262,464
Xstrata PLC	11,312	179,496
Zurich Insurance Group AG*	950	234,684

Taiwan—0.9%
Taiwan Semiconductor Manufacturing Co. Ltd.	88,000	267,201

United Arab Emirates—0.2%
Dragon Oil PLC	7,938	71,095
Total common stocks (cost $24,380,146)		28,934,978

Preferred stocks—1.8%
Brazil—0.5%
Petroleo Brasileiro S.A.—Petrobras	6,612	67,714
Vale S.A.	4,528	81,038

Britain—0.0%
Rolls-Royce Holdings PLC, Class C*(a)	1,058,604	1,708

24	The accompanying notes are an integral part of the financial statements.

Investment Portfolios

10.31.2012

EAGLE INTERNATIONAL EQUITY FUND (cont’d)
Preferred stocks—1.8%	Shares	Value
Germany—1.3%
Henkel AG & Co. KGaA	977	$78,019
Volkswagen AG	1,613	333,674
Total preferred stocks (cost $410,208)		562,153

Investment companies—0.6%
United States—0.6%
Market Vectors—Gold Miners ETF	1,800	95,130
SPDR Gold Shares*	519	86,600
Total investment companies (cost $164,707)		181,730

Total investment portfolio (cost $24,955,061) 97.6%		29,678,861

Other assets in excess of liabilities 2.4%		718,702

Total net assets 100.0%		$30,397,563

* Non-income producing security
(a) Securities deemed to be illiquid for purposes of compliance limitations on holdings of illiquid securities. At October 31, 2012, these securities aggregated $1,708 or 0.0% of the net assets of the Fund.

ADR—American depository receipt
ETF—Exchange-traded fund
FDR—Fiduciary depository receipt
SPDR—Standard & Poor’s Depositary Receipt

Sector allocation (unaudited)
Sector	Percent of net assets
Financial	20.7%
Consumer, non-cyclical	19.1%
Consumer, cyclical	11.5%
Basic materials	10.5%
Communications	10.0%
Industrial	9.0%
Energy	8.0%
Utilities	4.3%
Technology	3.4%
Investment companies	0.6%
Diversified	0.5%

Industry allocation (unaudited)
Industry	Value	Percent of net assets
Banks	$5,250,764	17.3%
Pharmaceuticals	2,591,234	8.5%
Telecommunications	2,279,288	7.5%
Oil & gas	2,249,211	7.4%
Chemicals	1,623,368	5.3%

Industry allocation (unaudited) (cont’d)
Industry	Value	Percent of net assets
Mining	$1,349,163	4.4%
Auto manufacturers	1,345,151	4.4%
Electric	1,077,569	3.5%
Food	1,053,100	3.5%
Retail	956,001	3.1%
Insurance	890,572	2.9%
Semiconductors	842,234	2.8%
Beverages	651,109	2.1%
Engineering & construction	539,622	1.8%
Aerospace/defense	513,191	1.7%
Cosmetics/personal care	452,602	1.5%
Healthcare products	450,969	1.5%
Advertising	347,183	1.1%
Agriculture	342,645	1.1%
Electrical components & equipment	302,656	1.0%
Miscellaneous manufacturer	278,462	0.9%
Apparel	275,834	0.9%
Machinery-diversified	268,694	0.9%
Auto parts & equipment	251,374	0.8%
Gas	244,543	0.8%
Distribution/wholesale	244,296	0.8%
Media	241,522	0.8%
Lodging	221,388	0.7%
Machinery-construction & mining	195,607	0.6%
Software	192,307	0.6%
Oil & gas services	176,865	0.6%
Internet	176,262	0.6%
Food service	174,608	0.6%
Hand/machine tools	173,442	0.6%
Building materials	169,079	0.6%
Real estate	150,138	0.5%
Iron/steel	141,407	0.5%
Holding companies-diversified	138,766	0.5%
Transportation	117,758	0.4%
Commercial services	110,647	0.4%
Equity fund	95,130	0.3%
Forest products & paper	87,385	0.3%
Commodity fund	86,600	0.3%
Electronics	86,035	0.3%
Household products/wares	78,019	0.3%
Entertainment	69,407	0.2%

The accompanying notes are an integral part of the financial statements.	25

Investment Portfolios

10.31.2012

EAGLE INTERNATIONAL EQUITY FUND (cont’d)

Industry allocation (unaudited) (cont’d)
Industry	Value	Percent of net assets
Metal fabricate/hardware	$58,901	0.2%
Biotechnology	51,757	0.2%
Water	14,996	0.0%
Total investment portfolio	$29,678,861	97.6%

EAGLE INVESTMENT GRADE BOND FUND
Corporate bonds—43.5%	Principal amount (in thousands)	Value
Domestic—35.5%
Auto manufacturers—0.8%
Daimler Finance North America LLC, 144A, FRN, 1.60%, 09/13/13	$1,000	$1,006,847

Banks—2.4%
BB&T Corp., 2.15%, 03/22/17	1,000	1,039,031
PNC Funding Corp., 2.70%, 09/19/16	1,000	1,061,322
US Bancorp, 2.95%, 07/15/22	1,000	1,031,653

Beverages—2.2%
Anheuser-Busch InBev Worldwide, Inc., FRN, 1.10%, 03/26/13	2,000	2,006,374
The Coca-Cola Co., FRN, 0.34%, 03/14/14	1,000	1,000,311

Biotechnology—1.1%
Gilead Sciences, Inc., 4.50%, 04/01/21	1,250	1,441,928

Chemicals—0.8%
The Mosaic Co., 3.75%, 11/15/21	1,000	1,083,119

Diversified financial services—7.7%
American Express Credit Corp., 2.80%, 09/19/16	750	798,641
AON Corp., 3.50%, 09/30/15	1,750	1,847,501
CME Group, Inc., 3.00%, 09/15/22	2,500	2,567,550
General Electric Capital Corp., 3.35%, 10/17/16	1,000	1,075,674
General Electric Capital Corp., 6.00%, 08/07/19	1,000	1,224,910
John Deere Capital Corp., FRN, 0.49%, 07/15/13	1,000	1,001,610
John Deere Capital Corp., FRN, 0.75%, 10/04/13	1,750	1,756,988

Electric—2.3%
Georgia Power Co., FRN, 0.71%, 03/15/13	2,000	2,000,724
NextEra Energy Capital Holdings, Inc., 2.55%, 11/15/13	1,000	1,017,151

Food—1.5%
General Mills, Inc., FRN, 0.79%, 05/16/14	2,000	2,008,584

Forest products & paper—0.8%
Plum Creek Timberlands LP, 4.70%, 03/15/21	1,000	1,061,259

Gas—1.1%
Sempra Energy, 9.80%, 02/15/19	1,000	1,420,477

Healthcare products—0.9%
Baxter International, Inc., 5.38%, 06/01/18	1,000	1,214,445

Healthcare services—3.3%
Cigna Corp., 4.00%, 02/15/22	1,500	1,639,446
Laboratory Corp. of America Holdings, 2.20%, 08/23/17	1,750	1,803,636

Corporate bonds—43.5%	Principal amount (in thousands)	Value
Healthcare services (cont’d)
WellPoint, Inc., 2.38%, 02/15/17	$1,000	$1,035,902

Housewares—0.8%
Newell Rubbermaid, Inc., 2.00%, 06/15/15	1,000	1,010,952

Insurance—0.8%
Berkshire Hathaway, Inc., 1.90%, 01/31/17	1,000	1,031,126

Internet—0.8%
Google, Inc., 3.63%, 05/19/21	1,000	1,123,960

Media—3.1%
CBS Corp., 1.95%, 07/01/17	1,500	1,536,703
Comcast Corp., 3.13%, 07/15/22	1,000	1,051,192
Discovery Communications LLC, 3.30%, 05/15/22	1,000	1,051,307
Time Warner, Inc., 3.40%, 06/15/22	500	534,430

Mining—1.6%
Freeport-McMoRan Copper & Gold, Inc., 2.15%, 03/01/17	1,000	1,015,525
Newmont Mining Corp., 5.13%, 10/01/19	1,000	1,159,603

Oil & gas—0.4%
EQT Corp., 4.88%, 11/15/21	500	541,303

Pharmaceuticals—0.9%
McKesson Corp., 5.70%, 03/01/17	1,000	1,188,273

Real estate investment trusts—0.7%
Essex Portfolio LP, 144A, 3.63%, 08/15/22	1,000	1,002,333

Software—1.5%
Fiserv, Inc., 3.13%, 10/01/15	1,955	2,051,817
Total domestic corporate bonds (cost $45,687,455)		47,443,607

Foreign—8.0%
Banks—2.1%
National Bank of Canada, 1.50%, 06/26/15	1,000	1,021,430
The Toronto-Dominion Bank, 2.50%, 07/14/16	1,750	1,847,179

Mining—0.8%
Rio Tinto Finance USA PLC, 1.63%, 08/21/17	1,000	1,004,599

Oil & gas—4.3%
BP Capital Markets PLC, FRN, 1.01%, 03/11/14	1,750	1,762,756
Shell International Finance BV, 2.38%, 08/21/22	2,000	2,042,012
Total Capital Canada Ltd., FRN, 0.71%, 01/17/14	2,000	2,010,210

Pharmaceuticals—0.8%
Teva Pharmaceutical Finance III BV, FRN, 0.88%, 03/21/14	1,000	1,005,764
Total foreign corporate bonds (cost $10,530,923)		10,693,950

Total corporate bonds (cost $56,218,378)		58,137,557

Mortgage-backed obligations—27.6%
Domestic—25.2%
Commercial mortgage-backed obligations—1.6%
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C5, Class A3, 5.10%, 08/15/38	72	72,501
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2002-C3, Class A2, 4.99%, 07/12/35	113	113,293
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2003-PM1A, Class A4, 5.33%, 08/12/40	480	489,293

26	The accompanying notes are an integral part of the financial statements.

Investment Portfolios

10.31.2012

EAGLE INVESTMENT GRADE BOND FUND (cont’d)
Mortgage-backed obligations—27.6%	Principal amount (in thousands)	Value
Commercial mortgage-backed obligations (cont’d)
LB-UBS Commercial Mortgage Trust, Series 2004-C6, Class A6, 5.02%, 08/15/29	$1,000	$1,060,015
Morgan Stanley Capital I, Inc., Series 2003-T11, Class A4, 5.15%, 06/13/41	470	478,730

Federal agency mortgage-backed obligations—23.6%
Fannie Mae Pool, Series 1212, Class MA, 2.50%, 10/01/22	2,479	2,596,424
Fannie Mae, REMICs, Series 2007-11, Class AB, 5.69%, 01/25/32	116	117,811
Fannie Mae, REMICs, Series 2007-118, Class AB, 5.00%, 04/25/35	200	203,106
Fannie Mae, REMICs, Series 2012-113, Class PB, 2.00%, 10/25/40	2,992	3,032,113
Fannie Mae, REMICs, Series 2012-93, Class TY, 2.00%, 06/25/42	3,209	3,256,768
Fannie Mae, REMICs, Series 2012-96, Class PD, 2.00%, 07/25/41	2,978	3,006,097
Freddie Mac, REMICs, Series 2628, Class AB, 4.50%, 06/15/18	126	132,718
Freddie Mac, REMICs, Series 2885, Class LC, 4.50%, 04/15/34	279	296,558
Freddie Mac, REMICs, Series 3456, Class CG, 5.00%, 01/15/35	292	294,984
Freddie Mac, REMICs, Series 4045, Class PA, 2.00%, 12/15/41	2,895	2,927,361
Freddie Mac, REMICs, Series 4068, Class MB, 2.00%, 02/15/42	3,640	3,705,089
Freddie Mac, REMICs, Series 4097, Class BG, 2.00%, 12/15/41	2,964	3,029,588
Freddie Mac, REMICs, Series 4097, Class EG, 2.00%, 11/15/40	2,482	2,538,594
Freddie Mac, REMICs, Series 4098, Class HA, 2.00%, 05/15/41	3,469	3,545,522
Freddie Mac, REMICs, Series 4105, Class KB, 2.25%, 08/15/41	2,491	2,557,064
Ginnie Mae, REMICs, Series 2004-86, Class PK, 4.00%, 09/20/34	350	371,279
Total domestic mortgage-backed obligations (cost $33,856,044)		33,824,908

Foreign—2.4%
Covered bonds—2.4%
Bank of Montreal, 144A, 2.63%, 01/25/16	1,000	1,063,100
Bank of Nova Scotia, 144A, 2.15%, 08/03/16	1,000	1,051,500
The Toronto-Dominion Bank, 144A, 2.20%, 07/29/15	1,000	1,044,300
Total foreign mortgage-backed obligations (cost $2,997,481)		3,158,900

Total mortgage-backed obligations (cost $36,853,525)		36,983,808

U.S. Treasuries—17.8%
U.S. Treasury Note, 2.00%, 04/30/16	6,250	6,582,031
U.S. Treasury Note, 1.00%, 09/30/16	7,250	7,381,406
U.S. Treasury Note, 2.38%, 07/31/17	6,000	6,474,846
U.S. Treasury Note, 0.63%, 08/31/17	1,250	1,246,583
U.S. Treasury Note, 1.75%, 10/31/18	2,000	2,096,094
Total U.S. Treasuries (cost $23,378,544)		23,780,960

U.S. Government agency securities—5.5%	Principal amount (in thousands)	Value
Private Export Funding Corp., 2.25%, 12/15/17	$3,500	$3,727,710
Tennessee Valley Authority, 5.50%, 07/18/17	3,000	3,648,684
Total U.S. Government agency securities (cost $7,059,675)		7,376,394

Foreign government securities—0.8%
Province of Ontario Canada, 3.00%, 07/16/18	1,000	1,092,600
Total foreign government securities (cost $999,310)		1,092,600

Supranational banks—0.8%
International Bank for Reconstruction & Development, 2.38%, 05/26/15	1,000	1,050,423
Total supranational banks (cost $996,456)		1,050,423

Total investment portfolio (cost $125,505,888) 96.0%		128,421,742

Other assets in excess of liabilities 4.0%		5,415,929

Total net assets 100.0%		$133,837,671

144A—144A securities are issued pursuant to Rule 144A of the Securities Act of 1933. Most of these are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and all may be resold as transactions exempt from registration to qualified institutional buyers. At October 31, 2012, these securities aggregated $5,168,080 or 3.9% of the net assets of the Fund.
FRN—Floating rate notes reset their interest rates on a semiannual or quarterly basis.
REMICs—Real estate mortgage investment conduit

Standard & Poor’s bond ratings (unaudited)
Bond rating	Percent of net assets
AAA	1.7%
AA	58.1%
A	16.0%
BBB	17.1%
Not rated	3.1%

Moody’s bond ratings (unaudited)
Bond rating	Percent of net assets
Aaa	51.9%
Aa	8.9%
A	14.2%
Bbb	19.8%
Not rated	1.2%

The accompanying notes are an integral part of the financial statements.	27

Investment Portfolios

10.31.2012

EAGLE MID CAP GROWTH FUND
Common stocks—94.0%	Shares	Value
Aerospace/Defense—1.4%
B/E Aerospace, Inc.*	66,165	$2,983,380
Triumph Group, Inc.	44,996	2,943,638

Airlines—0.6%
Delta Air Lines, Inc.*	276,695	2,664,573

Apparel—2.5%
Michael Kors Holdings Ltd.*	199,375	10,903,819

Beverages—1.9%
Monster Beverage Corp.*	189,515	8,465,635

Biotechnology—1.7%
Vertex Pharmaceuticals, Inc.*	151,265	7,297,024

Building materials—2.9%
Eagle Materials, Inc.	109,890	5,820,873
Fortune Brands Home & Security, Inc.*	231,627	6,587,472

Chemicals—4.5%
CF Industries Holdings, Inc.	37,990	7,795,168
Huntsman Corp.	211,140	3,175,546
Westlake Chemical Corp.	110,502	8,404,782

Commercial services—1.4%
Gartner, Inc.*	57,315	2,659,989
Sotheby’s	113,260	3,525,784

Computers—4.2%
Fortinet, Inc.*	261,160	5,058,669
Fusion-io, Inc.*	157,515	3,717,354
IHS, Inc., Class A*	64,963	5,482,227
Riverbed Technology, Inc.*	218,225	4,030,616

Distribution/wholesale—2.3%
Fastenal Co.	100,980	4,513,806
Fossil, Inc.*	62,770	5,467,267

Diversified financial services—5.0%
Ameriprise Financial, Inc.	170,195	9,934,282
TD AMERITRADE Holding Corp.	491,491	7,711,494
The Charles Schwab Corp.	305,715	4,151,610

Electronics—0.5%
Amphenol Corp., Class A	36,940	2,221,202

Engineering & construction—1.0%
Chicago Bridge & Iron Co. N.V.	116,482	4,373,899

Entertainment—1.4%
Bally Technologies, Inc.*	125,434	6,261,665

Environmental control—2.4%
Stericycle, Inc.*	35,505	3,364,454
Waste Connections, Inc.	212,532	6,977,425

Food—1.1%
The Fresh Market, Inc.*	82,901	4,701,316

Hand/machine tools—1.1%
Stanley Black & Decker, Inc.	68,625	4,755,712

Healthcare products—2.9%
Sirona Dental Systems, Inc.*	77,220	4,421,617
The Cooper Companies, Inc.	86,625	8,314,268

Home builders—2.7%
PulteGroup, Inc.*	681,927	11,824,614

Common stocks—94.0%	Shares	Value
Home furnishings—1.3%
Harman International Industries, Inc.	136,195	$5,710,656

Household products/wares—1.8%
Church & Dwight Co., Inc.	150,510	7,639,888

Insurance—1.2%
Arch Capital Group Ltd.*	114,250	5,044,137

Internet—0.8%
TIBCO Software, Inc.*	145,055	3,656,837

Leisure time—3.1%
Royal Caribbean Cruises Ltd.	399,995	13,467,832

Lodging—1.0%
Starwood Hotels & Resorts Worldwide, Inc.	84,270	4,369,399

Machinery-construction & mining—1.1%
Terex Corp.*	214,760	4,842,838

Media—3.0%
Sirius XM Radio, Inc.*	4,640,325	12,992,910

Miscellaneous manufacturer—3.5%
Colfax Corp.*	171,206	5,887,774
Hexcel Corp.*	182,655	4,668,662
Pentair Ltd.	106,090	4,481,242

Oil & gas—4.9%
Cabot Oil & Gas Corp.	176,230	8,279,285
Concho Resources, Inc.*	50,210	4,324,085
Oasis Petroleum, Inc.*	141,710	4,162,023
Rowan Companies PLC, Class A*	137,955	4,374,553

Oil & gas services—2.3%
Cameron International Corp.*	138,614	7,019,413
Oil States International, Inc.*	43,904	3,209,382

Pharmaceuticals—7.6%
AmerisourceBergen Corp.	121,945	4,809,511
BioMarin Pharmaceutical, Inc.*	99,426	3,682,739
Catamaran Corp.*	149,600	7,055,136
Herbalife Ltd.	69,725	3,580,379
Mylan, Inc.*	544,880	13,807,259

Real estate investment trusts—1.5%
MFA Financial, Inc.	809,870	6,616,638

Retail—6.4%
DSW, Inc., Class A	115,007	7,198,288
GNC Holdings, Inc., Class A	74,918	2,897,079
HSN, Inc.	149,094	7,755,870
Sally Beauty Holdings, Inc.*	405,201	9,757,240

Semiconductors—1.8%
Linear Technology Corp.	93,990	2,938,128
Teradyne, Inc.*	327,720	4,791,266

Software—5.9%
ANSYS, Inc.*	102,620	7,273,706
Autodesk, Inc.*	130,310	4,149,070
Concur Technologies, Inc.*	66,007	4,371,644
Electronic Arts, Inc.*	319,215	3,942,305
MSCI, Inc.*	72,135	1,943,317
Red Hat, Inc.*	82,040	4,033,907

Telecommunications—4.4%
IPG Photonics Corp.*	102,139	5,421,538

28	The accompanying notes are an integral part of the financial statements.

Investment Portfolios

10.31.2012

EAGLE MID CAP GROWTH FUND (cont’d)
Common stocks—94.0%	Shares	Value
Telecommunications (cont’d)
SBA Communications Corp., Class A*	206,115	$13,733,443

Transportation—0.9%
Expeditors International of Washington, Inc.	106,485	3,898,416
Total common stocks (cost $339,117,740)		408,298,975

Total investment portfolio (cost $339,117,740) 94.0%		408,298,975

Other assets in excess of liabilities 6%		26,004,973

Net assets 100.0%		$434,303,948

* Non-income producing security

Sector allocation (unaudited)
Sector	Percent of net assets
Consumer, cyclical	21.3%
Consumer, non-cyclical	18.4%
Industrial	14.8%
Technology	11.9%
Communications	8.2%
Financial	7.7%
Energy	7.2%
Basic materials	4.5%

EAGLE MID CAP STOCK FUND
Common stocks—95.7%	Shares	Value
Aerospace/Defense—1.0%
B/E Aerospace, Inc.*	119,512	$5,388,796

Apparel—0.8%
Hanesbrands, Inc.*	133,860	4,480,294

Auto parts & equipment—1.2%
BorgWarner, Inc.*	47,805	3,146,525
Dana Holding Corp.	270,095	3,554,450

Banks—3.5%
City National Corp.	60,334	3,083,067
East West Bancorp, Inc.	252,710	5,380,196
Signature Bank*	81,263	5,789,176
Zions Bancorporation	215,125	4,618,734

Biotechnology—2.6%
Bio-Rad Laboratories, Inc., Class A*	40,156	4,069,811
Life Technologies Corp.*	129,075	6,313,058
Myriad Genetics, Inc.*	141,030	3,690,755

Chemicals—3.8%
Airgas, Inc.	57,370	5,104,209
Ecolab, Inc.	81,265	5,656,044
Rockwood Holdings, Inc.	136,245	6,253,645
Sigma-Aldrich Corp.	52,590	3,688,663

Commercial services—2.8%
HMS Holdings Corp.*	224,360	5,180,472

Common stocks—95.7%	Shares	Value
Commercial services (cont’d)
Morningstar, Inc.	82,218	$5,178,090
Quanta Services, Inc.*	196,000	5,082,280

Computers—3.2%
IHS, Inc., Class A*	64,540	5,446,531
Jack Henry & Associates, Inc.	103,607	3,937,066
MICROS Systems, Inc.*	109,953	4,990,767
Riverbed Technology, Inc.*	166,390	3,073,223

Distribution/wholesale—1.4%
LKQ Corp.*	349,540	7,301,891

Diversified financial services—2.7%
Affiliated Managers Group, Inc.*	45,415	5,744,997
IntercontinentalExchange, Inc.*	31,079	4,071,349
Invesco Ltd.	188,830	4,592,346

Electric—1.2%
ITC Holdings Corp.	83,662	6,661,168

Electrical components & equipment—1.9%
AMETEK, Inc.	143,415	5,098,403
Energizer Holdings, Inc.	71,710	5,232,679

Electronics—2.5%
FLIR Systems, Inc.	191,225	3,715,502
Mettler-Toledo International, Inc.*	25,820	4,373,133
Trimble Navigation Ltd.*	109,955	5,187,677

Engineering & construction—0.9%
Jacobs Engineering Group, Inc.*	121,900	4,704,121

Entertainment—0.7%
Dolby Laboratories, Inc., Class A*	121,900	3,850,821

Environmental control—1.9%
Stericycle, Inc.*	45,415	4,303,525
Waste Connections, Inc.	186,435	6,120,661

Food—2.0%
Flowers Foods, Inc.	229,920	4,527,125
Ralcorp Holdings, Inc.*	64,143	4,630,483
The Hain Celestial Group Inc.*	30,840	1,782,552

Hand/machine tools—0.7%
Regal-Beloit Corp.	61,585	4,014,110

Healthcare products—5.7%
DENTSPLY International, Inc.	145,810	5,371,640
Hologic, Inc.*	215,125	4,435,877
IDEXX Laboratories, Inc.*	57,370	5,518,994
Masimo Corp.*	123,980	2,723,841
ResMed, Inc.	130,525	5,213,169
Techne Corp.	68,695	4,627,295
Varian Medical Systems, Inc.*	46,525	3,106,009

Healthcare services—0.9%
MEDNAX, Inc.*	71,065	4,902,064

Household products/wares—2.2%
Church & Dwight Co., Inc.	126,680	6,430,277
Jarden Corp.	109,955	5,475,759

Insurance—3.9%
Endurance Specialty Holdings Ltd.	129,075	5,233,991
Everest Re Group Ltd.	42,004	4,664,544
HCC Insurance Holdings, Inc.	171,190	6,101,212
ProAssurance Corp.	59,755	5,342,097

The accompanying notes are an integral part of the financial statements.	29

Investment Portfolios

10.31.2012

EAGLE MID CAP STOCK FUND (cont’d)
Common stocks—95.7%	Shares	Value
Internet—0.7%
F5 Networks, Inc.*	47,805	$3,942,956

Iron/steel—1.1%
Steel Dynamics, Inc.	454,155	5,745,061

Leisure time—1.1%
Polaris Industries, Inc.	69,315	5,857,118

Lodging—0.9%
Wyndham Worldwide Corp.	95,612	4,818,845

Machinery-construction & mining—0.9%
Joy Global, Inc.	78,885	4,926,368

Machinery-diversified—4.5%
Flowserve Corp.	47,800	6,476,422
Gardner Denver, Inc.	45,415	3,148,622
IDEX Corp.	175,287	7,454,956
Roper Industries, Inc.	33,230	3,627,719
Wabtec Corp.	47,805	3,915,230

Media—0.0%
Liberty Media Corp., Class A*	1	112

Miscellaneous manufacturer—1.9%
AptarGroup, Inc.	90,015	4,615,969
Donaldson Co., Inc.	177,655	5,732,927

Oil & gas—3.3%
Noble Corp.	141,030	5,322,472
Plains Exploration & Production Co.*	176,880	6,307,541
SM Energy Co.	114,725	6,185,972

Oil & gas services—3.4%
Core Laboratories N.V.	40,635	4,212,224
Dril-Quip, Inc.*	66,925	4,635,225
Oil States International, Inc.*	54,979	4,018,965
Superior Energy Services, Inc.*	265,315	5,393,854

Pharmaceuticals—2.3%
Catamaran Corp.*	90,830	4,283,543
Endo Health Solutions, Inc.*	143,415	4,110,274
Shire PLC, Sponsored ADR	50,200	4,236,378

Real estate investment trusts—1.9%
Alexandria Real Estate Equities, Inc.	57,370	4,040,569
Digital Realty Trust, Inc.	40,200	2,469,486
Home Properties, Inc.	62,150	3,778,099

Retail—9.9%
Ascena Retail Group, Inc.*	344,197	6,815,101
Copart, Inc.*	163,445	4,705,581
Darden Restaurants, Inc.	76,490	4,024,904
Dick’s Sporting Goods, Inc.	141,030	7,051,500
Dollar Tree, Inc.*	127,515	5,084,023
Dunkin’ Brands Group, Inc.	186,435	5,779,485
MSC Industrial Direct Co., Inc., Class A	76,490	5,706,154
PVH Corp.	71,530	7,867,585
Tractor Supply Co.	71,710	6,901,370

Savings & loans—0.6%
New York Community Bancorp, Inc.	246,200	3,412,332

Semiconductors—2.4%
Altera Corp.	114,725	3,496,818
Microchip Technology, Inc.	145,810	4,571,143
Semtech Corp.*	201,345	5,027,585

Common stocks—95.7%	Shares	Value
Software—5.8%
ANSYS, Inc.*	69,320	$4,913,401
Citrix Systems, Inc.*	43,030	2,659,684
Informatica Corp.*	169,710	4,605,929
Nuance Communications, Inc.*	219,895	4,894,863
Open Text Corp.*	123,175	6,637,901
Qlik Technologies, Inc.*	198,390	3,652,360
SolarWinds, Inc.*	83,825	4,240,707

Telecommunications—3.9%
NeuStar, Inc., Class A*	182,390	6,673,650
NICE Systems Ltd., Sponsored ADR*	227,860	7,587,738
Plantronics, Inc.	118,440	3,842,193
tw telecom inc.*	126,680	3,226,540

Textiles—0.5%
Cintas Corp.	66,160	2,766,150

Transportation—3.1%
Expeditors International of Washington, Inc.	78,681	2,880,511
Genesee & Wyoming, Inc., Class A*	74,100	5,370,027
J.B. Hunt Transport Services, Inc.	57,267	3,361,573
Tidewater, Inc.	105,170	4,996,627
Total common stocks (cost $526,489,635)		520,175,506

Total investment portfolio (cost $526,489,635) 95.7%		520,175,506

Other assets in excess of liabilities 4.3%		23,264,139

Net assets 100.0%		$543,439,645

* Non-income producing security

ADR—American depository receipt

Sector allocation (unaudited)
Sector	Percent of net assets
Industrial	19.3%
Consumer, non-cyclical	18.5%
Consumer, cyclical	16.5%
Financial	12.6%
Technology	11.4%
Energy	6.7%
Basic materials	4.9%
Communications	4.6%
Utilities	1.2%

EAGLE SMALL CAP GROWTH FUND
Common stocks—98.2%	Shares	Value
Aerospace/Defense—1.8%
Triumph Group, Inc.	734,769	$48,068,588

Airlines—1.2%
JetBlue Airways Corp.*	3,153,775	16,683,470
US Airways Group, Inc.*	1,359,640	16,560,415

30	The accompanying notes are an integral part of the financial statements.

Investment Portfolios

10.31.2012

EAGLE SMALL CAP GROWTH FUND (cont’d)
Common stocks—98.2%	Shares	Value
Apparel—1.5%
Steven Madden Ltd.*	940,069	$40,347,761

Auto parts & equipment—1.0%
WABCO Holdings, Inc.*	486,093	28,470,467

Banks—0.6%
UMB Financial Corp.	337,905	15,046,910

Biotechnology—5.3%
Acorda Therapeutics, Inc.*	671,217	16,075,647
ARIAD Pharmaceuticals, Inc.*	1,672,624	36,045,047
Cubist Pharmaceuticals, Inc.*	645,255	27,681,440
Seattle Genetics, Inc.*	706,823	17,783,667
United Therapeutics Corp.*	1,015,629	46,383,776

Building materials—4.7%
Louisiana-Pacific Corp.*	4,050,042	63,950,163
Texas Industries, Inc.*	442,500	19,085,025
USG Corp.*	1,630,175	43,541,974

Chemicals—4.2%
Chemtura Corp.*	1,216,788	19,383,433
Huntsman Corp.	2,897,958	43,585,288
Intrepid Potash, Inc.*	712,095	15,473,824
Kraton Performance Polymers, Inc.*	786,113	17,152,986
Quaker Chemical Corp.	327,649	17,362,121

Commercial services—5.1%
LifeLock, Inc.*	1,593,250	11,551,063
Monster Worldwide, Inc.*	6,257,651	38,922,589
Parexel International Corp.*	1,053,252	32,324,304
Sotheby’s	785,515	24,453,082
The Geo Group, Inc.	1,179,382	32,692,469

Computers—3.0%
Fortinet, Inc.*	1,590,085	30,799,947
Fusion-io, Inc.*	1,070,840	25,271,824
Riverbed Technology, Inc.*	1,438,981	26,577,979

Distribution/wholesale—0.8%
MWI Veterinary Supply, Inc.*	201,060	21,115,321

Diversified financial services—1.0%
Duff & Phelps Corp., Class A	921,053	11,448,689
Stifel Financial Corp.*	496,522	15,739,747

Electronics—2.2%
Coherent, Inc.*	703,706	32,124,179
Cymer, Inc.*	353,292	28,153,839

Entertainment—3.1%
Bally Technologies, Inc.*	904,240	45,139,661
Pinnacle Entertainment, Inc.*	996,026	12,709,292
SHFL entertainment, Inc.*	1,960,019	27,695,068

Environmental control—1.6%
Waste Connections, Inc.	1,363,643	44,768,400

Food—2.7%
The Fresh Market, Inc.*	726,629	41,207,130
United Natural Foods, Inc.*	616,870	32,842,159

Hand/machine tools—1.5%
Regal-Beloit Corp.	623,136	40,616,004

Healthcare products—3.0%
Sirona Dental Systems, Inc.*	903,676	51,744,488

Common stocks—98.2%	Shares	Value
Healthcare products (cont’d)
Thoratec Corp.*	809,106	$28,885,084

Healthcare services—1.3%
WellCare Health Plans, Inc.*	724,085	34,466,446

Home builders—1.3%
The Ryland Group, Inc.	1,048,830	35,523,872

Home furnishings—0.9%
DTS, Inc.*	634,977	13,321,817
Universal Electronics, Inc.*	683,766	11,733,425

Insurance—0.9%
ProAssurance Corp.	263,079	23,519,263

Internet—2.9%
BroadSoft, Inc.*	451,238	17,246,316
Sapient Corp.*	1,061,373	10,910,914
TIBCO Software, Inc.*	893,969	22,536,959
Web.com Group, Inc.*	998,247	15,752,338
Zillow, Inc., Class A*	350,000	13,076,000

Machinery-construction & mining—1.0%
Terex Corp.*	1,260,945	28,434,310

Machinery-diversified—1.0%
Cognex Corp.	723,370	26,374,070

Metal fabricate/hardware—0.8%
Northwest Pipe Co.*	255,802	5,878,330
RTI International Metals, Inc.*	653,599	14,895,521

Mining—1.0%
Titanium Metals Corp.	2,309,163	27,040,299

Miscellaneous manufacturer—2.5%
Colfax Corp.*	1,131,437	38,910,119
Hexcel Corp.*	1,176,481	30,070,854

Oil & gas—3.4%
Atwood Oceanics, Inc.*	358,300	17,126,740
Gulfport Energy Corp.*	1,039,715	34,497,744
Oasis Petroleum, Inc.*	954,526	28,034,429
Pacific Drilling S.A.*	1,317,064	13,407,711

Oil & gas services—3.7%
Geospace Technologies Corp.*	633,170	40,985,094
Lufkin Industries, Inc.	888,052	44,411,481
Thermon Group Holdings, Inc.*	606,255	15,059,374

Pharmaceuticals—5.3%
BioMarin Pharmaceutical, Inc.*	343,079	12,707,646
Catamaran Corp.*	652,686	30,780,672
Herbalife Ltd.	453,322	23,278,085
Onyx Pharmaceuticals, Inc.*	616,531	48,311,369
Salix Pharmaceuticals Ltd.*	730,967	28,536,951

Real estate investment trusts—3.3%
Glimcher Realty Trust	2,829,077	30,186,251
Tanger Factory Outlet Centers	871,468	27,425,098
Two Harbors Investment Corp.	2,685,817	32,041,797

Retail—10.4%
BJ’s Restaurants, Inc.*	674,395	22,288,755
Buffalo Wild Wings, Inc.*	378,148	28,720,341
Cash America International, Inc.	610,327	23,857,682
Chico’s FAS, Inc.	1,121,356	20,857,222
Del Frisco’s Restaurant Group, Inc.*	691,406	10,232,809

The accompanying notes are an integral part of the financial statements.	31

Investment Portfolios

10.31.2012

EAGLE SMALL CAP GROWTH FUND (cont’d)
Common stocks—98.2%	Shares	Value
Retail (cont’d)
Domino’s Pizza, Inc.	453,345	$18,414,874
Genesco, Inc.*	1,196,605	68,565,466
The Pantry, Inc.*	1,210,744	16,060,519
Vitamin Shoppe, Inc.*	1,275,100	72,986,724

Semiconductors—2.7%
Cavium, Inc.*	858,420	28,482,376
Teradyne, Inc.*	1,813,560	26,514,247
Veeco Instruments, Inc.*	642,473	19,723,921

Software—7.3%
ANSYS, Inc.*	385,667	27,336,077
Compuware Corp.*	481,310	4,168,145
Concur Technologies, Inc.*	387,023	25,632,533
MedAssets, Inc.*	1,857,576	32,934,822
Medidata Solutions, Inc.*	1,265,285	53,167,276
OPNET Technologies, Inc.	584,973	24,820,404
Qlik Technologies, Inc.*	1,602,911	29,509,592

Telecommunications—2.4%
EZchip Semiconductor Ltd.*	885,914	27,463,334
IPG Photonics Corp.*	452,347	24,010,579
NICE Systems Ltd., Sponsored ADR*	400,605	13,340,146

Transportation—1.8%
Atlas Air Worldwide Holdings, Inc.*	395,712	21,760,203
Landstar System, Inc.	532,237	26,957,804
Total common stocks (cost $2,304,362,890)		2,669,751,466

Total investment portfolio (cost $2,304,362,890) 98.2%		2,669,751,466

Other assets in excess of liabilities 1.8%		48,918,646

Net assets 100.0%		$2,718,670,112

* Non-income producing security

ADR—American depository receipt

Sector allocation (unaudited)
Sector	Percent of net assets
Consumer, non-cyclical	22.7%
Consumer, cyclical	20.2%
Industrial	18.9%
Technology	13.0%
Energy	7.1%
Financial	5.8%
Communications	5.3%
Basic materials	5.2%

EAGLE SMALLER COMPANY FUND
Common stocks—95.0%	Shares	Value
Aerospace/Defense—2.0%
HEICO Corp., Class A	29,709	$905,530
Orbital Sciences Corp.*	50,557	677,464

Common stocks—95.0%	Shares	Value
Apparel—1.0%
Carter’s, Inc.*	14,558	$787,006

Banks—5.8%
Cardinal Financial Corp.	43,256	690,798
First Financial Bancorp	21,035	330,249
Oriental Financial Group, Inc.	80,843	952,331
PrivateBancorp, Inc.	65,450	1,057,672
Signature Bank*	6,206	442,115
Sterling Financial Corp.	36,734	780,965
Texas Capital Bancshares, Inc.*	5,991	284,393

Biotechnology—2.6%
Charles River Laboratories International, Inc.*	15,755	587,977
Cubist Pharmaceuticals, Inc.*	33,947	1,456,326

Chemicals—2.1%
Albemarle Corp.	19,870	1,095,036
Kraton Performance Polymers, Inc.*	26,175	571,138

Coal—0.7%
Alpha Natural Resources, Inc.*	33,532	287,369
Arch Coal, Inc.	33,535	266,939

Commercial services—9.4%
Chemed Corp.	18,268	1,228,523
Cross Country Healthcare, Inc.*	39,742	174,865
Euronet Worldwide, Inc.*	43,279	878,131
FTI Consulting, Inc.*	22,495	583,970
Gartner, Inc.*	12,980	602,402
Matthews International Corp., Class A	29,117	837,696
Net 1 UEPS Technologies, Inc.*	91,520	809,952
On Assignment, Inc.*	85,895	1,638,876
Parexel International Corp.*	22,094	678,065

Computers—2.4%
Electronics for Imaging, Inc.*	48,605	843,783
NCR Corp.*	50,590	1,076,555

Distribution/wholesale—0.9%
Ingram Micro, Inc., Class A*	43,425	660,060
School Specialty, Inc.*	20,516	37,955

Diversified financial services—4.9%
AerCap Holdings N.V.*	39,978	498,126
Cohen & Steers, Inc.	27,975	783,020
Investment Technology Group, Inc.*	36,883	311,292
MarketAxess Holdings, Inc.	23,907	746,855
Nationstar Mortgage Holdings, Inc.*	20,907	755,370
The NASDAQ OMX Group, Inc.	30,785	732,991

Electric—2.1%
ALLETE, Inc.	39,239	1,633,127

Electrical components & equipment—1.0%
Belden, Inc.	22,005	787,779

Electronics—1.2%
FLIR Systems, Inc.	31,225	606,702
Rogers Corp.*	9,415	371,045

Engineering & construction—2.5%
Dycom Industries, Inc.*	67,503	961,243
URS Corp.	29,569	989,970

Food—0.6%
Hillshire Brands Co.	16,979	441,624

32	The accompanying notes are an integral part of the financial statements.

Investment Portfolios

10.31.2012

EAGLE SMALLER COMPANY FUND (cont’d)
Common stocks—95.0%	Shares	Value
Gas—1.7%
AGL Resources, Inc.	33,015	$1,348,002

Healthcare products—1.8%
Merit Medical Systems, Inc.*	97,987	1,414,932

Healthcare services—3.2%
AMERIGROUP Corp.*	5,403	493,510
AmSurg Corp.*	44,630	1,272,847
MEDNAX, Inc.*	11,470	791,201

Holding companies-diversified—0.9%
National Bank Holdings Corp., Class A*	39,309	746,871

Household products/wares—1.7%
Jarden Corp.	17,892	891,022
Prestige Brands Holdings, Inc.*	25,468	442,888

Insurance—4.2%
Allied World Assurance Co. Holdings AG	8,620	692,186
American Equity Investment Life Holding Co.	93,167	1,072,352
Assured Guaranty Ltd.	33,795	469,413
Platinum Underwriters Holdings Ltd.	10,850	481,740
Tower Group, Inc.	35,113	632,736

Internet—3.3%
1-800-Flowers.com, Inc., Class A*	130,035	472,027
DealerTrack Holdings, Inc.*	31,733	867,263
Equinix, Inc.*	6,796	1,226,066

Machinery-diversified—2.5%
AGCO Corp.*	13,505	614,613
Altra Holdings, Inc.	22,238	400,729
IDEX Corp.	22,550	959,051

Media—0.9%
John Wiley & Sons, Inc., Class A	15,943	691,607

Metal fabricate/hardware—0.4%
Kaydon Corp.	12,395	277,152

Mining—2.1%
AuRico Gold, Inc.*	97,103	810,810
IAMGOLD Corp.	56,330	878,185

Miscellaneous manufacturer—3.2%
AptarGroup, Inc.	15,140	776,379
Barnes Group, Inc.	35,300	807,664
Harsco Corp.	47,310	945,727

Oil & gas—3.0%
Comstock Resources, Inc.*	28,405	486,293
Range Resources Corp.	11,545	754,581
Rosetta Resources, Inc.*	24,590	1,132,124

Oil & gas services—3.5%
Dresser-Rand Group, Inc.*	27,791	1,432,070
Oceaneering International, Inc.	25,047	1,310,710

Packaging & containers—0.5%
Silgan Holdings, Inc.	9,486	410,839

Pharmaceuticals—2.1%
Herbalife Ltd.	32,022	1,644,330

Real estate investment trusts—2.6%
BioMed Realty Trust, Inc.	19,710	376,855
Campus Crest Communities, Inc.	54,370	602,963
Government Properties Income Trust	23,703	525,970
Healthcare Realty Trust, Inc.	22,455	527,468

Common stocks—95.0%	Shares	Value
Retail—4.2%
AFC Enterprises, Inc.*	46,345	$1,173,455
Nu Skin Enterprises, Inc., Class A	21,145	1,000,793
RadioShack Corp.	66,400	148,736
Stage Stores, Inc.	39,533	968,559

Savings & loans—3.9%
BankUnited, Inc.	45,860	1,087,341
Beneficial Mutual Bancorp, Inc.*	67,681	641,616
Berkshire Hills Bancorp, Inc.	28,954	679,840
People’s United Financial, Inc.	53,785	647,033

Semiconductors—1.7%
Emulex Corp.*	86,435	601,588
Intersil Corp., Class A	53,125	374,531
Rovi Corp.*	28,641	387,513

Software—5.2%
ACI Worldwide, Inc.*	21,775	851,402
Aspen Technology, Inc.*	74,419	1,844,103
Avid Technology, Inc.*	26,340	154,616
Bottomline Technologies, Inc.*	42,486	994,172
Digital River, Inc.*	20,375	292,178

Telecommunications—2.3%
Cbeyond, Inc.*	41,548	318,258
DigitalGlobe, Inc.*	16,431	426,220
NeuStar, Inc., Class A*	25,685	939,814
Neutral Tandem, Inc.	33,347	154,063

Transportation—0.9%
Genesee & Wyoming, Inc., Class A*	9,220	668,173
Total common stocks (cost $51,764,487)		74,878,465

Investment companies—0.5%
Solar Capital Ltd.	18,220	415,416

Total investment companies (cost $420,960)		415,416
Total investment portfolio (cost $52,185,447) 95.5%		75,293,881

Other assets in excess of liabilities 4.5%		3,555,704

Net assets 100.0%		$78,849,585

* Non-income producing security

Sector allocation (unaudited)
Sector	Percent of net assets
Financial	21.9%
Consumer, non-cyclical	21.4%
Industrial	14.2%
Technology	9.3%
Energy	7.2%
Communications	6.5%
Consumer, cyclical	6.1%
Basic materials	4.2%
Utilities	3.8%
Diversified	0.9%

The accompanying notes are an integral part of the financial statements.	33

Statements of Assets and Liabilities

10.31.2012

	Eagle Capital Appreciation Fund	Eagle Growth & Income Fund	Eagle International Equity Fund	Eagle Investment Grade Bond Fund

Assets
Investments, at value (a)	$304,948,593	$337,309,453	$29,678,861	$128,421,742
Cash	175,244	4,479,740	614,759	5,010,272
Foreign currency (identified cost $56,098)	—	—	57,082	—
Receivable for investments sold	8,502,537	—	148,418	—
Receivable for fund shares sold	302,268	2,113,976	11,162	420,751
Receivable for dividends and interest	204,096	721,903	66,073	535,428
Receivable for recoverable foreign withholding taxes	—	97,900	64,744	—
Receivable due from advisor	—	—	—	—
Prepaid expenses	21,985	20,653	22,570	10,752
Total assets	314,154,723	344,743,625	30,663,669	134,398,945

Liabilities
Payable for investments purchased	—	—	41,452	—
Payable for fund shares redeemed	726,017	843,876	117,115	397,513
Payable to the custodian	2,876	2,461	12,206	1,292
Accrued investment advisory fees	163,595	144,773	8,158	22,380
Accrued administrative fees	38,995	42,132	3,902	16,735
Accrued distribution fees	101,645	142,112	16,497	66,756
Accrued transfer agent and shareholder servicing fees	29,009	25,222	4,467	5,570
Accrued internal audit fees	879	879	879	879
Accrued trustees and officers compensation	9,547	11,328	11,328	11,328
Other accrued expenses	55,936	53,548	50,102	38,821
Total liabilities	1,128,499	1,266,331	266,106	561,274
Net assets	313,026,224	343,477,294	30,397,563	133,837,671

Net assets consists of
Paid-in capital	219,658,181	317,707,212	108,312,935	127,888,970
Undistributed net investment income (loss)	(153,101)	395,278	197,038	(42,989)
Accumulated net realized gain (loss)	(14,978,263)	2,572,106	(82,835,378)	3,075,836
Net unrealized appreciation(depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	108,499,407	22,802,698	4,722,968	2,915,854
Net assets	313,026,224	343,477,294	30,397,563	133,837,671

Net assets, at market value
Class A	202,868,257	175,317,373	13,957,078	64,712,876
Class C	65,507,679	120,697,411	15,465,031	62,656,006
Class I	14,028,148	44,271,611	593,997	6,436,851
Class R-3	703,433	3,019,835	379,176	29,103
Class R-5	29,918,707	168,107	2,281	2,835
Class R-6	N/A	2,957	N/A	N/A

Net asset value (“NAV”), offering and redemption price per share (b)
Class A	$30.95	$13.87	$18.47	$15.51
Maximum offering price (c)	32.49	14.56	19.40	16.12
Class C	26.62	13.41	16.45	15.49
Class I	31.72	13.85	18.71	15.54
Class R-3	30.53	13.82	17.92	15.51
Class R-5	31.66	13.84	18.52	15.51
Class R-6	N/A	13.86	N/A	N/A

Shares of beneficial interest outstanding
Class A	6,554,509	12,640,662	755,497	4,171,025
Class C	2,460,965	8,999,912	939,902	4,044,043
Class I	442,204	3,195,710	31,744	414,190
Class R-3	23,044	218,459	21,159	1,876
Class R-5	945,137	12,150	123	183
Class R-6	N/A	213	N/A	N/A

(a) Identified cost	$196,449,186	$314,503,497	$24,955,061	$125,505,888

(b) NAV amounts may not recalculate due to rounding of net assets and/or shares outstanding.

(c) For all funds except the Eagle Investment Grade Bond Fund, the maximum offering price is computed as 100/95.25 of NAV. The maximum offering price for the Eagle Investment Grade Bond Fund is computed as 100/96.25 of NAV.

34	The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities

10.31.2012

Eagle Mid Cap Growth Fund	Eagle Mid Cap Stock Fund	Eagle Small Cap Growth Fund	Eagle Smaller Company Fund

$408,298,975	$520,175,506	$2,669,751,466	$75,293,881
25,781,534	21,811,656	59,726,473	3,630,274
—	—	—	—
10,222,159	9,625,915	2,843,761	—
918,270	540,001	9,415,166	241,335
23,320	55,584	179,164	28,496
4,668	—	—	—
—	—	—	2,520
16,903	30,252	39,622	11,520
445,265,829	552,238,914	2,741,955,652	79,208,026

8,408,250	1,769,158	9,349,604	—
2,041,374	6,285,581	11,742,465	292,878
3,773	24,922	13,809	720
225,136	281,628	1,231,848	—
51,467	65,401	272,289	—
124,227	187,593	294,552	9,171
44,668	67,299	215,735	9,055
879	879	879	879
11,328	11,329	11,328	11,328
50,779	105,479	153,031	34,410
10,961,881	8,799,269	23,285,540	358,441
434,303,948	543,439,645	2,718,670,112	78,849,585

352,908,394	476,058,129	2,416,296,717	49,790,359
(2,505,988)	(1,294,276)	(9,445,703)	324,189
14,720,307	74,989,921	(53,569,478)	5,626,603
69,181,235	(6,314,129)	365,388,576	23,108,434
434,303,948	543,439,645	2,718,670,112	78,849,585

232,671,640	259,703,265	690,018,559	13,347,454
81,777,207	146,825,613	129,340,842	7,289,957
81,480,860	117,707,274	1,312,595,011	57,986,740
7,685,635	6,351,726	84,213,210	219,179
29,936,992	12,849,031	242,033,485	3,388
751,614	2,736	260,469,005	2,867

$31.52	$27.14	$41.13	$18.93
33.09	28.49	43.19	19.87
27.41	23.49	34.40	18.22
32.36	27.76	42.04	19.28
31.19	26.78	40.68	18.77
32.34	27.77	42.14	19.25
32.37	27.81	42.20	19.28

7,382,279	9,570,559	16,774,833	705,148
2,983,507	6,249,992	3,760,105	400,184
2,517,877	4,239,611	31,224,310	3,007,733
246,397	237,211	2,070,328	11,678
925,803	462,660	5,743,860	176
23,220	98	6,171,626	149

$339,117,740	$526,489,635	$2,304,362,890	$52,185,447

The accompanying notes are an integral part of the financial statements.	35

Statements of Operations

10.31.2012

	Eagle Capital Appreciation Fund	Eagle Growth & Income Fund	Eagle International Equity Fund	Eagle Investment Grade Bond Fund

Investment income
Dividends (a)	$4,231,951	$9,993,631	$1,041,882	$—
Interest	—	—	—	2,555,744
Total Income	4,231,951	9,993,631	1,041,882	2,555,744

Expenses
Investment advisory fees	1,950,959	1,486,607	321,422	384,505
Administrative fees
Class A	322,395	237,489	26,050	95,029
Class C	101,089	156,299	29,699	89,371
Class I	14,503	32,735	609	5,188
Class R-3	1,220	2,487	56	68
Class R-5	27,523	89	2	3
Class R-6	N/A	3	N/A	N/A
Distribution and service fees
Class A	537,320	395,812	43,417	158,381
Class C	673,924	1,041,981	197,989	595,802
Class R-3	4,066	8,289	186	225
Transfer agent and shareholder servicing fees
Class A	300,546	161,273	27,228	28,684
Class C	60,226	91,637	27,840	34,036
Class I	17,013	35,946	964	3,157
Class R-3	1,436	2,379	19	86
Class R-5	33,912	116	1	1
Class R-6	N/A	3	N/A	N/A
Custodian fees	16,626	16,291	88,753	8,628
Professional fees	109,481	124,664	106,808	98,936
State qualification expenses	92,710	113,974	69,507	79,475
Trustees and officers compensation	40,501	58,245	54,193	54,194
Internal audit fees	10,279	10,340	10,279	10,279
Other	76,165	40,759	30,831	21,729
Total expenses before adjustments	4,391,894	4,017,418	1,035,853	1,667,777
Fees and expenses waived	—	— (c)	(247,044)	(226,711)
Recovered fees previously waived by Manager	—	16	—	115,206
Expense offsets	(6,842)	(8,589)	(1,452)	(3,719)
Total expenses after adjustments	4,385,052	4,008,845	787,357	1,552,553

Net investment income (loss)	(153,101)	5,984,786	254,525	1,003,191

Realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments (b)	45,625,460	6,873,583	(523,167)	3,077,067
Net realized loss on foreign currency transactions	—	(2,372)	(183,379)	—
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	—	—	234,200	—
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(367,546)	22,325,369	213,045	248,865
Net gain (loss) on investments	45,257,914	29,196,580	(259,301)	3,325,932

Net increase (decrease) in net assets resulting from operations	45,104,813	35,181,366	(4,776)	4,329,123

(a) Net of foreign withholding taxes	$—	$27,595	$83,424	$—

(b) Includes India capital gains tax of	—	—	(212)	—

(c) Amount is rounded to zero

36	The accompanying notes are an integral part of the financial statements.

Statements of Operations

10.31.2012

Eagle Mid Cap Growth Fund	Eagle Mid Cap Stock Fund	Eagle Small Cap Growth Fund	Eagle Smaller Company Fund

$2,841,362	$8,079,913	$11,289,247	$1,247,586
—	—	—	—
2,841,362	8,079,913	11,289,247	1,247,586

2,639,402	4,325,650	11,980,988	477,914
380,181	547,611	933,708	19,077
120,325	268,740	180,765	10,441
72,138	147,444	1,067,917	59,887
10,147	8,592	103,284	121
27,120	43,601	200,549	3
244	3	165,812	3

633,629	912,678	1,556,167	31,795
802,160	1,791,584	1,205,093	69,607
33,822	28,640	344,278	402

329,435	474,059	806,765	12,767
68,868	175,610	110,136	7,886
68,972	200,476	1,069,551	86,304
10,229	9,685	101,418	157
31,300	74,473	230,707	8
49	3	20,961	4
22,559	116,885	85,295	9,185
88,970	89,463	88,970	89,463
103,014	99,277	256,485	89,044
54,194	54,194	54,193	54,193
10,279	10,279	10,279	10,279
114,860	268,004	679,141	7,116
5,621,897	9,646,951	21,252,462	1,035,656
—	(2)	—	(144,205)
—	—	277	—
(14,317)	(10,285)	(70,518)	(2,836)
5,607,580	9,636,664	21,182,221	888,615

(2,766,218)	(1,556,751)	(9,892,974)	358,971

18,539,962	153,967,944	(33,512,594)	5,760,464
—	—	—	(26)
—	—	—	—
12,365,462	(80,618,977)	174,682,950	999,291
30,905,424	73,348,967	141,170,356	6,759,729

28,139,206	71,792,216	131,277,382	7,118,700

$8,088	$13,962	$—	$3,986

—	—	—	—

The accompanying notes are an integral part of the financial statements.	37

Statements of Changes in Net Assets

	Eagle Capital Appreciation Fund		Eagle Growth & Income Fund		Eagle International Equity Fund
	11/1/11 to 10/31/12	11/1/10 to 10/31/11	11/1/11 to 10/31/12	11/1/10 to 10/31/11	11/1/11 to 10/31/12	11/1/10 to 10/31/11

Net assets, beginning of year	$402,173,747	$586,465,458	$228,780,172	$208,708,199	$49,391,367	$84,065,854
Increase (decrease) in net assets from operations
Net investment income (loss)	(153,101)	(628,420)	5,984,786	4,220,542	254,525	(208,981)
Net realized gain (loss) on investments (a)	45,625,460	7,792,547	6,873,583	22,945,083	(523,167)	3,789,391
Net realized gain (loss) on foreign currency transactions (b)	—	—	(2,372)	21,796	(183,379)	(343,848)
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	—	—	—	—	234,200	(77,658)
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(367,546)	(2,353,826)	22,325,369	(18,729,263)	213,045	(10,747,926)
Net increase (decrease) in net assets resulting from operations	45,104,813	4,810,301	35,181,366	8,458,158	(4,776)	(7,589,022)
Distributions to shareholders from
Net investment income	—	—	(5,588,649)	(4,261,143)	—	(1,589,549)
Net realized gains	—	—	(12,154,993)	—	—	—
Total distributions to shareholders	—	—	(17,743,642)	(4,261,143)	—	(1,589,549)
Fund share transactions
Proceeds from shares sold-Class A	21,659,106	150,556,609	51,424,760	45,742,142	1,428,306	3,819,721
Proceeds issued in connection with merger-Class A	N/A	N/A	7,847,558	N/A	N/A	N/A
Issued as reinvestment of distributions-Class A	—	—	8,837,454	2,386,818	—	785,708
Cost of shares redeemed-Class A	(142,289,923)	(328,524,662)	(35,927,410)	(44,876,604)	(10,703,921)	(14,499,060)
Proceeds from shares sold-Class C	2,881,103	2,784,091	38,067,525	20,606,839	469,256	1,070,069
Proceeds issued in connection with merger-Class C	N/A	N/A	7,436,436	N/A	N/A	N/A
Issued as reinvestment of distributions-Class C	—	—	4,851,500	880,356	—	693,884
Cost of shares redeemed-Class C	(12,989,463)	(19,660,905)	(15,586,817)	(14,756,084)	(10,713,589)	(17,467,684)
Proceeds from shares sold-Class I	3,399,396	14,440,652	30,292,030	23,318,736	528,929	417,990
Proceeds issued in connection with merger-Class I	N/A	N/A	4,853,721	N/A	N/A	N/A
Issued as reinvestment of distributions-Class I	—	—	804,292	165,312	—	8,749
Cost of shares redeemed-Class I	(9,288,120)	(7,966,827)	(7,822,488)	(18,137,904)	(377,237)	(327,825)
Proceeds from shares sold-Class R-3	114,731	212,628	2,413,772	735,400	391,751	2,394
Issued as reinvestment of distributions-Class R-3	—	—	74,897	12,186	—	64
Cost of shares redeemed-Class R-3	(283,650)	(143,500)	(456,723)	(212,037)	(12,523)	—
Proceeds from shares sold-Class R-5	6,934,710	4,165,343	157,341	7,176	—	—
Proceeds issued in connection with merger-Class R-5	N/A	N/A	20,748	N/A	N/A	N/A
Issued as reinvestment of distributions-Class R-5	—	—	2,979	107	—	74
Cost of shares redeemed-Class R-5	(4,390,226)	(4,965,441)	(32,371)	—	—	—
Proceeds from shares sold-Class R-6 (d)	N/A	N/A	—	2,500	N/A	N/A
Issued as reinvestment of distributions-Class R-6 (d)	N/A	N/A	194	15	N/A	N/A
Cost of shares redeemed-Class R-6 (d)	N/A	N/A	—	—	N/A	N/A
Net increase (decrease) from fund share transactions	(134,252,336)	(189,102,012)	97,259,398	15,874,958	(18,989,028)	(25,495,916)
Increase (decrease) in net assets	(89,147,523)	(184,291,711)	114,697,122	20,071,973	(18,993,804)	(34,674,487)
Net assets, end of year (c)	313,026,224	402,173,747	343,477,294	228,780,172	30,397,563	49,391,367
(a) Includes India capital gains tax of	$—	$—	$—	$—	$(212)	$—
(b) Includes Brazilian IOF tax of	—	—	—	—	—	6,930
(c) Includes undistributed net investment income (accumulated net investment loss) of	(153,101)	—	395,278	—	197,038	—

Shares issued and redeemed
Shares sold-Class A	717,778	5,378,967	3,838,861	3,427,752	79,570	182,577
Shares issued in connection with merger-Class A	N/A	N/A	601,815	N/A	N/A	N/A
Issued as reinvestment of distributions-Class A	—	—	695,331	178,141	—	36,528
Shares redeemed-Class A	(5,029,602)	(12,406,299)	(2,680,955)	(3,405,024)	(588,339)	(689,039)
Shares sold-Class C	109,997	114,292	2,935,224	1,600,885	28,949	56,576
Shares issued in connection with merger-Class C	N/A	N/A	588,982	N/A	N/A	N/A
Issued as reinvestment of distributions-Class C	—	—	395,863	67,808	—	35,712
Shares redeemed-Class C	(509,989)	(813,314)	(1,195,012)	(1,139,910)	(661,847)	(917,611)
Shares sold-Class I	110,406	517,496	2,266,448	1,723,647	28,552	19,188
Shares issued in connection with merger-Class I	N/A	N/A	372,654	N/A	N/A	N/A
Issued as reinvestment of distributions-Class I	—	—	62,333	12,334	—	405
Shares redeemed-Class I	(318,659)	(287,327)	(576,422)	(1,333,444)	(21,241)	(15,013)
Shares sold-Class R-3	3,865	7,442	177,013	54,207	21,651	128
Issued as reinvestment of distributions-Class R-3	—	—	5,849	917	—	3
Shares redeemed-Class R-3	(9,184)	(5,041)	(34,855)	(15,596)	(743)	—
Shares sold-Class R-5	229,922	147,001	11,969	570	—	—
Shares issued in connection with merger-Class R-5	N/A	N/A	1,595	N/A	N/A	N/A
Issued as reinvestment of distributions-Class R-5	—	—	223	8	—	3
Shares redeemed-Class R-5	(143,294)	(174,177)	(2,424)	—	—	—
Shares sold-Class R-6 (d)	N/A	N/A	—	197	N/A	N/A
Issued as reinvestment of distributions-Class R-6 (d)	N/A	N/A	15	1	N/A	N/A
Shares redeemed-Class R-6 (d)	N/A	N/A	—	—	N/A	N/A
Shares issued and redeemed	(4,838,760)	(7,520,960)	7,464,507	1,172,493	(1,113,448)	(1,290,543)

(d) Class R-6 commenced operations on August 15, 2011.

38	The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Eagle Investment Grade Bond Fund		Eagle Mid Cap Growth Fund		Eagle Mid Cap Stock Fund		Eagle Small Cap Growth Fund		Eagle Smaller Company Fund
11/1/11 to 10/31/12	11/1/10 to 10/31/11	11/1/11 to 10/31/12	11/1/10 to 10/31/11	11/1/11 to 10/31/12	11/1/10 to 10/31/11	11/1/11 to 10/31/12	11/1/10 to 10/31/11	11/1/11 to 10/31/12	11/1/10 to 10/31/11

$114,492,263	$101,706,495	$386,134,823	$214,455,420	$981,152,942	$1,391,084,078	$1,535,886,218	$485,861,025	$79,210,716	$70,856,563

1,003,191	1,017,227	(2,766,218)	(2,287,785)	(1,556,751)	(1,970,910)	(9,892,974)	(5,991,791)	358,971	27,303
3,077,067	1,015,364	18,539,962	3,635,942	153,967,944	119,675,118	(33,512,594)	32,335,102	5,760,464	10,473,540
—	—	—	—	—	—	—	—	(26)	—
—	—	—	—	—	—	—	—	—	—
248,865	328,136	12,365,462	3,132,755	(80,618,977)	(109,656,621)	174,682,950	44,883,433	999,291	(1,993,868)
4,329,123	2,360,727	28,139,206	4,480,912	71,792,216	8,047,587	131,277,382	71,226,744	7,118,700	8,506,975

(1,046,193)	(1,220,091)	—	—	—	—	—	—	(29,578)	(38,788)
(1,008,116)	(539,279)	—	—	—	—	—	—	(10,468,101)	(6,284,232)
(2,054,309)	(1,759,370)	—	—	—	—	—	—	(10,497,679)	(6,323,020)

25,680,184	31,511,028	112,576,206	150,823,483	19,725,409	107,670,184	371,729,117	346,225,993	2,932,544	3,185,520
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
1,027,730	804,329	—	—	—	—	—	—	1,365,600	782,925
(21,213,645)	(22,440,534)	(130,128,815)	(63,830,502)	(341,290,247)	(304,331,261)	(215,827,492)	(149,599,533)	(2,378,466)	(2,426,615)
20,729,068	18,794,229	19,944,837	22,376,241	6,325,023	19,152,718	34,854,989	40,254,987	1,548,911	1,552,280
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
637,068	561,201	—	—	—	—	—	—	842,720	456,887
(12,932,756)	(16,305,813)	(13,892,879)	(10,767,809)	(78,390,933)	(51,325,989)	(18,935,695)	(14,441,059)	(1,173,634)	(684,200)
4,618,682	1,200,033	44,066,950	63,324,968	48,106,027	121,137,093	875,394,108	719,123,336	9,888,102	13,336,578
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
70,047	49,657	—	—	—	—	—	—	7,797,913	4,808,072
(1,521,998)	(1,987,205)	(26,002,685)	(16,538,707)	(107,463,540)	(305,680,058)	(311,625,421)	(152,146,322)	(18,015,128)	(14,854,678)
1,343	5,889	5,828,678	3,353,309	4,065,929	3,624,843	45,740,438	48,666,548	211,273	13,335
836	937	—	—	—	—	—	—	1,082	246
(26,026)	(9,400)	(2,234,679)	(1,071,987)	(2,743,975)	(2,325,476)	(13,151,500)	(2,704,567)	(3,814)	(2,900)
—	—	17,416,695	22,041,691	4,739,715	17,471,503	138,787,831	102,641,689	—	—
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
61	60	—	—	—	—	—	—	404	248
—	—	(8,296,646)	(2,514,696)	(62,578,921)	(23,374,780)	(44,560,198)	(21,268,307)	—	—
N/A	N/A	769,536	2,500	—	2,500	216,805,471	62,511,274	—	2,500
N/A	N/A	—	—	—	—	—	—	341	—
N/A	N/A	(17,279)	—	—	—	(27,705,136)	(465,590)	—	—
17,070,594	12,184,411	20,029,919	167,198,491	(509,505,513)	(417,978,723)	1,051,506,512	978,798,449	3,017,848	6,170,198
19,345,408	12,785,768	48,169,125	171,679,403	(437,713,297)	(409,931,136)	1,182,783,894	1,050,025,193	(361,131)	8,354,153
133,837,671	114,492,263	434,303,948	386,134,823	543,439,645	981,152,942	2,718,670,112	1,535,886,218	78,849,585	79,210,716
$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
—	—	—	—	—	—	—	—	—	—
(42,989)	13	(2,505,988)	—	(1,294,276)	—	(9,445,703)	—	324,189	(30,823)

1,679,587	2,104,935	3,756,169	4,821,472	747,193	3,943,685	9,299,124	8,777,461	157,571	155,355
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
67,612	54,376	—	—	—	—	—	—	81,920	40,109
(1,386,441)	(1,505,442)	(4,081,631)	(2,098,955)	(12,872,006)	(11,262,612)	(5,293,320)	(3,867,079)	(129,304)	(115,729)
1,355,569	1,253,087	737,445	816,199	271,315	800,211	1,022,708	1,207,645	86,646	77,022
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
42,147	38,159	—	—	—	—	—	—	52,181	23,833
(844,950)	(1,097,800)	(510,030)	(408,349)	(3,358,996)	(2,213,347)	(559,448)	(442,329)	(65,421)	(34,144)
301,257	80,301	1,395,748	1,974,435	1,789,648	4,492,971	21,697,603	18,274,114	517,460	658,055
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
4,595	3,355	—	—	—	—	—	—	460,870	244,065
(99,103)	(134,115)	(825,832)	(557,478)	(3,933,132)	(11,300,305)	(7,589,962)	(3,966,758)	(969,162)	(717,378)
88	397	191,423	114,580	152,417	132,178	1,147,045	1,270,937	11,202	606
55	64	—	—	—	—	—	—	65	13
(1,699)	(642)	(71,943)	(35,748)	(102,832)	(87,353)	(332,342)	(71,861)	(194)	(154)
—	—	552,445	713,159	176,271	623,069	3,339,736	2,585,750	—	—
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
4	4	—	—	—	—	—	—	24	12
—	—	(260,178)	(85,294)	(2,263,695)	(847,671)	(1,073,911)	(539,159)	—	—
N/A	N/A	23,665	84	—	98	5,191,879	1,658,855	—	129
N/A	N/A	—	—	—	—	—	—	20	—
N/A	N/A	(529)	—	—	—	(666,828)	(12,280)	—	—
1,118,721	796,679	906,752	5,254,105	(19,393,817)	(15,719,076)	26,182,284	24,875,296	203,878	331,794

The accompanying notes are an integral part of the financial statements.	39

Financial Highlights

Fiscal periods			From investment operations			Dividends & distributions				Ratio to average net assets (%)
		Beginning net asset value	Income (loss)	Realized & unrealized gain (loss)	Total	From investment income	From realized gains	Total	Ending net asset value	With expenses waived/ recovered(†)		Without expenses waived/ recovered(†)		Net income (loss)	Portfolio turnover rate (%)(a)		Total return (%) (a)(b)	Ending net assets (millions)
Beginning	Ending
Eagle Capital Appreciation Fund
Class A*
11/01/11	10/31/12	$26.97	$0.02	$3.96	$3.98	$—	$—	$—	$30.95	1.24		1.24		0.06	22		14.76	$203
11/01/10	10/31/11	26.24	(0.01)	0.74	0.73	—	—	—	26.97	1.22		1.22		(0.03)	37		2.78	293
11/01/09	10/31/10	22.65	(0.04)	3.63	3.59	—	—	—	26.24	1.27		1.27		(0.18)	45		15.85	469
11/01/08	10/31/09	18.58	(0.06)	4.13	4.07	—	—	—	22.65	1.32		1.32		(0.31)	54		21.91	367
11/01/07	10/31/08	35.99	(0.13)	(12.71)	(12.84)	—	(4.57)	(4.57)	18.58	1.20		1.20		(0.45)	61		(40.38)	329
Class C*
11/01/11	10/31/12	23.36	(0.16)	3.42	3.26	—	—	—	26.62	1.94		1.94		(0.64)	22		13.96	66
11/01/10	10/31/11	22.88	(0.18)	0.66	0.48	—	—	—	23.36	1.92		1.92		(0.74)	37		2.10	67
11/01/09	10/31/10	19.90	(0.19)	3.17	2.98	—	—	—	22.88	1.99		1.99		(0.91)	45		14.97	81
11/01/08	10/31/09	16.45	(0.18)	3.63	3.45	—	—	—	19.90	2.08		2.08		(1.07)	54		20.97	84
11/01/07	10/31/08	32.64	(0.30)	(11.32)	(11.62)	—	(4.57)	(4.57)	16.45	1.95		1.95		(1.19)	61		(40.85)	87
Class I*
11/01/11	10/31/12	27.55	0.11	4.06	4.17	—	—	—	31.72	0.92		0.92		0.38	22		15.14	14
11/01/10	10/31/11	26.72	0.08	0.75	0.83	—	—	—	27.55	0.90		0.90		0.28	37		3.11	18
11/01/09	10/31/10	22.98	0.04	3.70	3.74	—	—	—	26.72	0.91		0.91		0.17	45		16.28	11
11/01/08	10/31/09	18.78	0.01	4.19	4.20	—	—	—	22.98	0.94		0.94		0.07	54		22.36	14
11/01/07	10/31/08	36.21	—	(12.86)	(12.86)	—	(4.57)	(4.57)	18.78	0.79		0.79		(0.01)	61		(40.16)	10
Class R-3*
11/01/11	10/31/12	26.68	(0.06)	3.91	3.85	—	—	—	30.53	1.53		1.53		(0.22)	22		14.43	1
11/01/10	10/31/11	26.03	(0.09)	0.74	0.65	—	—	—	26.68	1.51		1.51		(0.33)	37		2.50	1
11/01/09	10/31/10	22.52	(0.10)	3.61	3.51	—	—	—	26.03	1.49		1.49		(0.41)	45		15.59	1
11/01/08	10/31/09	18.51	(0.10)	4.11	4.01	—	—	—	22.52	1.49		1.49		(0.51)	54		21.66	1
11/01/07	10/31/08	35.97	(0.20)	(12.69)	(12.89)	—	(4.57)	(4.57)	18.51	1.42		1.42		(0.70)	61		(40.56)	0
Class R-5*
11/01/11	10/31/12	27.50	0.11	4.05	4.16	—	—	—	31.66	0.92		0.92		0.37	22		15.13	30
11/01/10	10/31/11	26.67	0.07	0.76	0.83	—	—	—	27.50	0.93		0.93		0.25	37		3.11	24
11/01/09	10/31/10	22.94	0.06	3.67	3.73	—	—	—	26.67	0.87		0.87		0.22	45		16.26	24
11/01/08	10/31/09	18.73	0.02	4.19	4.21	—	—	—	22.94	0.87		0.87		0.12	54		22.48	20
11/01/07	10/31/08	36.13	(0.04)	(12.79)	(12.83)	—	(4.57)	(4.57)	18.73	0.83		0.83		(0.13)	61		(40.17)	16

Eagle Growth & Income Fund
Class A*
11/01/11	10/31/12	13.14	0.30	1.36	1.66	(0.27)	(0.66)	(0.93)	13.87	1.12		1.12		2.25	20		13.48	175
11/01/10	10/31/11	12.83	0.27	0.30	0.57	(0.26)	—	(0.26)	13.14	1.21		1.21		2.02	123	(c)	4.46	134
11/01/09	10/31/10	11.57	0.20	1.26	1.46	(0.20)	—	(0.20)	12.83	1.40		1.30		1.61	50		12.65	128
11/01/08	10/31/09	9.71	0.31	1.86	2.17	(0.31)	—	(0.31)	11.57	1.39		1.55		3.12	57		22.88	90
11/01/07	10/31/08	17.77	0.37	(6.27)	(5.90)	(0.35)	(1.81)	(2.16)	9.71	1.35		1.33		2.75	64		(37.25)	61
Class C*
11/01/11	10/31/12	12.74	0.20	1.32	1.52	(0.19)	(0.66)	(0.85)	13.41	1.86		1.86		1.50	20		12.67	121
11/01/10	10/31/11	12.46	0.17	0.29	0.46	(0.18)	—	(0.18)	12.74	1.93		1.93		1.30	123	(c)	3.68	80
11/01/09	10/31/10	11.24	0.11	1.23	1.34	(0.12)	—	(0.12)	12.46	2.12		2.05		0.89	50		11.95	72
11/01/08	10/31/09	9.45	0.23	1.80	2.03	(0.24)	—	(0.24)	11.24	2.19		2.31		2.35	57		21.89	49
11/01/07	10/31/08	17.34	0.26	(6.10)	(5.84)	(0.24)	(1.81)	(2.05)	9.45	2.15		2.09		1.95	64		(37.75)	36
Class I*
11/01/11	10/31/12	13.13	0.34	1.36	1.70	(0.32)	(0.66)	(0.98)	13.85	0.83		0.83		2.49	20		13.79	44
11/01/10	10/31/11	12.82	0.32	0.29	0.61	(0.30)	—	(0.30)	13.13	0.88		0.87		2.39	123	(c)	4.77	14
11/01/09	10/31/10	11.56	0.29	1.22	1.51	(0.25)	—	(0.25)	12.82	0.95		0.97		2.01	50		13.15	9
03/18/09	10/31/09	8.43	0.20	3.20	3.40	(0.27)	—	(0.27)	11.56	0.95	(d)	1.12	(d)	3.08 (d)	57		40.72	2
Class R-3*
11/01/11	10/31/12	13.10	0.26	1.36	1.62	(0.24)	(0.66)	(0.90)	13.82	1.41		1.41		1.95	20		13.13	3
11/01/10	10/31/11	12.81	0.23	0.30	0.53	(0.24)	—	(0.24)	13.10	1.51		1.51		1.71	123	(c)	4.14	1
11/01/09	10/31/10	11.55	0.18	1.26	1.44	(0.18)	—	(0.18)	12.81	1.54		1.54		1.46	50		12.54	0
09/30/09	10/31/09	11.84	0.01	(0.22)	(0.21)	(0.08)	—	(0.08)	11.55	1.65	(d)	1.56	(d)	0.94 (d)	57		(1.83)	0

40	The accompanying notes are an integral part of the financial statements.

Financial Highlights

Fiscal periods				From investment operations			Dividends & distributions					Ratio to average net assets (%)
			Beginning net asset value	Income (loss)	Realized & unrealized gain (loss)	Total	From investment income		From realized gains	Total	Ending net asset value	With expenses waived/ recovered(†)		Without expenses waived/ recovered(†)		Net income (loss)		Portfolio turnover rate (%)(a)		Total return (%) (a)(b)	Ending net assets (millions)
Beginning	Ending
Eagle Growth & Income Fund (cont’d)
Class R-5*
11/01/11	10/31/12		$13.13	$0.32	$1.37	$1.69	$(0.32)		$(0.66)	$(0.98)	$13.84	0.86		0.84		2.37		20		13.69	0
11/01/10	10/31/11		12.83	0.29	0.32	0.61	(0.31)		—	(0.31)	13.13	0.95		0.85		2.17		123	(c)	4.77	0
12/28/09	10/31/10		12.11	0.22	0.69	0.91	(0.19)		—	(0.19)	12.83	0.95	(d)	1.85	(d)	2.11	(d)	50		7.53	0
Class R-6*
11/01/11	10/31/12		13.13	0.34	1.35	1.69	(0.30)		(0.66)	(0.96)	13.86	0.85		0.86		2.54		20		13.73	0
08/15/11	10/31/11		12.70	0.06	0.44	0.50	(0.07)		—	(0.07)	13.13	0.85	(d)	0.96	(d)	2.17	(d)	123	(c)	4.00	0

Eagle International Equity Fund
Class A*
11/01/11	10/31/12		18.29	0.19	(0.01)	0.18	—		—	—	18.47	1.71		2.35		1.03		72		0.98	14
11/01/10	10/31/11		21.50	0.03	(2.73)	(2.70)	(0.51)		—	(0.51)	18.29	1.65		1.93		0.13		68		(12.90)	23
11/01/09	10/31/10		19.52	0.09	1.89	1.98	—		—	—	21.50	1.74		2.04		0.46		133		10.14	37
11/01/08	10/31/09		17.80	0.20	2.23	2.43	(0.71	)(e)	—	(0.71)	19.52	1.70		1.85		1.18		179		14.34	52
11/01/07	10/31/08		36.52	0.32	(16.15)	(15.83)	—		(2.89)	(2.89)	17.80	1.41		1.41		1.11		115		(46.77)	73
Class C*
11/01/11	10/31/12		16.41	0.05	(0.01)	0.04	—		—	—	16.45	2.44		3.09		0.32		72		0.24	15
11/01/10	10/31/11		19.32	(0.13)	(2.44)	(2.57)	(0.34)		—	(0.34)	16.41	2.45		2.72		(0.68)		68		(13.58)	26
11/01/09	10/31/10		17.68	(0.05)	1.69	1.64	—		—	—	19.32	2.49		2.79		(0.30)		133		9.28	46
11/01/08	10/31/09		16.15	0.06	2.01	2.07	(0.54	)(e)	—	(0.54)	17.68	2.48		2.62		0.39		179		13.34	65
11/01/07	10/31/08		33.66	0.09	(14.71)	(14.62)	—		(2.89)	(2.89)	16.15	2.17		2.17		0.33		115		(47.19)	91
Class I*
11/01/11	10/31/12		18.42	0.34	(0.05)	0.29	—		—	—	18.71	1.15		2.11		1.86		72		1.57	1
11/01/10	10/31/11		21.67	0.07	(2.70)	(2.63)	(0.62)		—	(0.62)	18.42	1.15		1.69		0.35		68		(12.57)	0
11/01/09	10/31/10		19.57	0.10	2.00	2.10	—		—	—	21.67	1.15		1.56		0.53		179		10.73	1
03/13/09(f)	10/31/09		13.59	0.08	5.90	5.98	—		—	—	19.57	1.15	(d)	1.50	(d)	0.76	(d)	179		44.00	0
02/09/09	02/28/09	(f)	15.60	0.02	(1.86)	(1.84)	—		—	—	13.76	1.15	(d)	1.40	(d)	2.92	(d)	179		(11.79)	0
Class R-3*
11/01/11	10/31/12		17.75	0.03	0.14	0.17	—		—	—	17.92	1.75		2.42		0.16		72		0.96	0
11/01/10	10/31/11		20.95	— (g)	(2.67)	(2.67)	(0.53)		—	(0.53)	17.75	1.75		2.19		0.01		68		(13.18)	0
12/28/09	10/31/10		20.80	(0.79)	0.94	0.15	—		—	—	20.95	1.74	(d)	3.18	(d)	(4.66	)(d)	133		0.72	0
Class R-5*
11/01/11	10/31/12		18.24	0.30	(0.02)	0.28	—		—	—	18.52	1.15		1.95		1.65		72		1.54	0
11/01/10	10/31/11		21.49	0.14	(2.77)	(2.63)	(0.62)		—	(0.62)	18.24	1.15		1.59		0.66		68		(12.70)	0
12/28/09	10/31/10		20.88	(0.07)	0.68	0.61	—		—	—	21.49	1.14	(d)	1.78	(d)	(0.43	)(d)	133		2.92	0

Eagle Investment Grade Bond Fund
Class A*
11/01/11	10/31/12		15.25	0.18	0.39	0.57	(0.18)		(0.13)	(0.31)	15.51	0.85		0.96		1.15		94		3.77	65
11/01/10	10/31/11		15.15	0.20	0.21	0.41	(0.23)		(0.08)	(0.31)	15.25	0.85		1.04		1.34		78		2.75	58
03/01/10	10/31/10		14.44	0.16	0.67	0.83	(0.12)		—	(0.12)	15.15	0.85	(d)	1.48	(d)	1.51	(d)	53		5.78	48
Class C*
11/01/11	10/31/12		15.23	0.05	0.40	0.45	(0.06)		(0.13)	(0.19)	15.49	1.65		1.72		0.34		94		2.96	63
11/01/10	10/31/11		15.13	0.08	0.21	0.29	(0.11)		(0.08)	(0.19)	15.23	1.65		1.79		0.55		78		1.95	53
03/01/10	10/31/10		14.44	0.07	0.68	0.75	(0.06)		—	(0.06)	15.13	1.65	(d)	2.23	(d)	0.68	(d)	53		5.23	50
Class I*
11/01/11	10/31/12		15.27	0.21	0.41	0.62	(0.22)		(0.13)	(0.35)	15.54	0.60		0.67		1.38		94		4.09	6
11/01/10	10/31/11		15.17	0.24	0.20	0.44	(0.26)		(0.08)	(0.34)	15.27	0.60		0.74		1.58		78		2.97	3
03/01/10	10/31/10		14.44	0.16	0.71	0.87	(0.14)		—	(0.14)	15.17	0.60	(d)	2.11	(d)	1.59	(d)	53		6.05	4
Class R-3*
11/01/11	10/31/12		15.24	0.13	0.40	0.53	(0.13)		(0.13)	(0.26)	15.51	1.15		1.35		0.88		94		3.49	0
11/01/10	10/31/11		15.15	0.16	0.19	0.35	(0.18)		(0.08)	(0.26)	15.24	1.15		1.39		1.04		78		2.38	0
03/01/10	10/31/10		14.44	0.05	0.76	0.81	(0.10)		—	(0.10)	15.15	1.14	(d)	1.95	(d)	0.91	(d)	53		5.63	0

The accompanying notes are an integral part of the financial statements.	41

Financial Highlights

Fiscal periods			From investment operations			Dividends & distributions				Ratio to average net assets (%)
		Beginning net asset value	Income (loss)	Realized & unrealized gain (loss)	Total	From investment income	From realized gains	Total	Ending net asset value	With expenses waived/ recovered(†)		Without expenses waived/ recovered(†)		Net income (loss)		Portfolio turnover rate (%)(a)	Total return (%) (a)(b)	Ending net assets (millions)
Beginning	Ending
Eagle Investment Grade Bond Fund (cont’d)
Class R-5*
11/01/11	10/31/12	$15.22	$0.22	$0.41	$0.63	$(0.21)	$(0.13)	$(0.34)	$15.51	0.60		0.60		1.41		94	4.20	0
11/01/10	10/31/11	15.13	0.24	0.19	0.43	(0.26)	(0.08)	(0.34)	15.22	0.60		6.01		1.59		78	2.91	0
03/01/10	10/31/10	14.44	0.18	0.65	0.83	(0.14)	—	(0.14)	15.13	0.61	(d)	4.92	(d)	1.77	(d)	53	5.75	0

Eagle Mid Cap Growth Fund
Class A*
11/01/11	10/31/12	29.96	(0.18)	1.74	1.56	—	—	—	31.52	1.22		1.22		(0.57)		87	5.21	233
11/01/10	10/31/11	28.03	(0.19)	2.12	1.93	—	—	—	29.96	1.23		1.23		(0.60)		91	6.89	231
11/01/09	10/31/10	21.25	(0.09)	6.87	6.78	—	—	—	28.03	1.33		1.33		(0.36)		96	31.91	140
11/01/08	10/31/09	18.63	(0.11)	2.73	2.62	—	—	—	21.25	1.44		1.44		(0.59)		127	14.06	95
11/01/07	10/31/08	34.48	(0.20)	(10.29)	(10.49)	—	(5.36)	(5.36)	18.63	1.30		1.30		(0.74)		141	(35.68)	86
Class C*
11/01/11	10/31/12	26.24	(0.34)	1.51	1.17	—	—	—	27.41	1.92		1.92		(1.27)		87	4.46	82
11/01/10	10/31/11	24.71	(0.35)	1.88	1.53	—	—	—	26.24	1.94		1.94		(1.30)		91	6.19	72
11/01/09	10/31/10	18.88	(0.24)	6.07	5.83	—	—	—	24.71	2.10		2.10		(1.11)		96	30.88	58
11/01/08	10/31/09	16.68	(0.23)	2.43	2.20	—	—	—	18.88	2.22		2.22		(1.36)		127	13.19	45
11/01/07	10/31/08	31.65	(0.36)	(9.25)	(9.61)	—	(5.36)	(5.36)	16.68	2.05		2.05		(1.48)		141	(36.16)	42
Class I*
11/01/11	10/31/12	30.66	(0.07)	1.77	1.70	—	—	—	32.36	0.88		0.88		(0.23)		87	5.54	81
11/01/10	10/31/11	28.58	(0.09)	2.17	2.08	—	—	—	30.66	0.89		0.88		(0.29)		91	7.28	60
11/01/09	10/31/10	21.58	(0.02)	7.02	7.00	—	—	—	28.58	0.95		0.95		(0.07)		96	32.44	15
11/01/08	10/31/09	18.83	(0.02)	2.77	2.75	—	—	—	21.58	0.95		1.05		(0.13)		127	14.60	6
11/01/07	10/31/08	34.69	(0.12)	(10.38)	(10.50)	—	(5.36)	(5.36)	18.83	0.95		1.04		(0.54)		141	(35.46)	0
Class R-3*
11/01/11	10/31/12	29.73	(0.26)	1.72	1.46	—	—	—	31.19	1.49		1.49		(0.84)		87	4.91	8
11/01/10	10/31/11	27.88	(0.27)	2.12	1.85	—	—	—	29.73	1.52		1.52		(0.89)		91	6.64	4
11/01/09	10/31/10	21.19	(0.19)	6.88	6.69	—	—	—	27.88	1.61		1.61		(0.72)		96	31.57	1
01/12/09	10/31/09	16.84	(0.15)	4.50	4.35	—	—	—	21.19	1.74	(d)	1.74	(d)	(0.94	)(d)	127	25.83	0
Class R-5*
11/01/11	10/31/12	30.64	(0.08)	1.78	1.70	—	—	—	32.34	0.90		0.90		(0.25)		87	5.55	30
11/01/10	10/31/11	28.56	(0.11)	2.19	2.08	—	—	—	30.64	0.91		0.91		(0.35)		91	7.28	19
12/28/09	10/31/10	24.70	(0.12)	3.98	3.86	—	—	—	28.56	0.95	(d)	1.15	(d)	(0.44	)(d)	96	15.63	0
Class R-6*
11/01/11	10/31/12	30.76	(0.05)	1.66	1.61	—	—	—	32.37	0.80		0.80		(0.16)		87	5.23	1
08/15/11	10/31/11	29.65	(0.02)	1.13	1.11	—	—	—	30.76	0.85	(d)	0.85	(d)	(0.32	)(d)	91	3.74	0

Eagle Mid Cap Stock Fund
Class A*
11/01/11	10/31/12	25.07	(0.02)	2.09	2.07	—	—	—	27.14	1.20		1.20		(0.09)		184	8.26	260
11/01/10	10/31/11	25.37	(0.03)	(0.27)	(0.30)	—	—	—	25.07	1.14		1.14		(0.11)		242	(1.18)	544
11/01/09	10/31/10	21.10	(0.07)	4.34	4.27	—	—	—	25.37	1.20		1.20		(0.32)		245	20.24	736
11/01/08	10/31/09	18.34	(0.03)	2.79	2.76	—	—	—	21.10	1.26		1.26		(0.18)		196	15.05	812
11/01/07	10/31/08	32.59	(0.09)	(10.83)	(10.92)	—	(3.33)	(3.33)	18.34	1.15		1.15		(0.34)		176	(37.04)	780
Class C*
11/01/11	10/31/12	21.86	(0.20)	1.83	1.63	—	—	—	23.49	1.92		1.92		(0.85)		184	7.46	147
11/01/10	10/31/11	22.28	(0.19)	(0.23)	(0.42)	—	—	—	21.86	1.85		1.85		(0.83)		242	(1.89)	204
11/01/09	10/31/10	18.67	(0.21)	3.82	3.61	—	—	—	22.28	1.93		1.93		(1.06)		245	19.34	239
11/01/08	10/31/09	16.34	(0.15)	2.48	2.33	—	—	—	18.67	2.00		2.00		(0.93)		196	14.26	232
11/01/07	10/31/08	29.62	(0.25)	(9.70)	(9.95)	—	(3.33)	(3.33)	16.34	1.88		1.88		(1.07)		176	(37.53)	229
Class I*
11/01/11	10/31/12	25.58	0.04	2.14	2.18	—	—	—	27.76	0.91		0.91		0.16		184	8.52	118
11/01/10	10/31/11	25.79	0.07	(0.28)	(0.21)	—	—	—	25.58	0.79		0.79		0.24		242	(0.81)	163
11/01/09	10/31/10	21.36	0.01	4.42	4.43	—	—	—	25.79	0.79		0.79		0.06		245	20.74	340
11/01/08	10/31/09	18.49	0.03	2.84	2.87	—	—	—	21.36	0.87		0.87		0.16		196	15.52	254
11/01/07	10/31/08	32.74	—	(10.92)	(10.92)	—	(3.33)	(3.33)	18.49	0.81		0.81		(0.02)		176	(36.85)	79

42	The accompanying notes are an integral part of the financial statements.

Financial Highlights

Fiscal periods			From investment operations			Dividends & distributions				Ratio to average net assets (%)
		Beginning net asset value	Income (loss)	Realized & unrealized gain (loss)	Total	From investment income	From realized gains	Total	Ending net asset value	With expenses waived/ recovered(†)		Without expenses waived/ recovered(†)		Net income (loss)		Portfolio turnover rate (%)(a)	Total return (%) (a)(b)	Ending net assets (millions)
Beginning	Ending
Eagle Mid Cap Stock Fund (cont’d)
Class R-3*
11/01/11	10/31/12	$24.80	$(0.12)	$2.10	$1.98	$—	$—	$—	$26.78	1.49		1.49		(0.47)		184	7.98	6
11/01/10	10/31/11	25.17	(0.11)	(0.26)	(0.37)	—	—	—	24.80	1.43		1.43		(0.43)		242	(1.47)	5
11/01/09	10/31/10	20.98	(0.13)	4.32	4.19	—	—	—	25.17	1.41		1.41		(0.57)		245	19.97	4
11/01/08	10/31/09	18.26	(0.06)	2.78	2.72	—	—	—	20.98	1.40		1.40		(0.35)		196	14.90	3
11/01/07	10/31/08	32.52	(0.13)	(10.80)	(10.93)	—	(3.33)	(3.33)	18.26	1.33		1.33		(0.53)		176	(37.16)	1
Class R-5*
11/01/11	10/31/12	25.60	0.05	2.12	2.17	—	—	—	27.77	0.94		0.94		0.19		184	8.48	13
11/01/10	10/31/11	25.83	0.05	(0.28)	(0.23)	—	—	—	25.60	0.85		0.85		0.18		242	(0.89)	65
11/01/09	10/31/10	21.39	0.02	4.42	4.44	—	—	—	25.83	0.78		0.78		0.09		245	20.76	72
11/01/08	10/31/09	18.50	0.05	2.84	2.89	—	—	—	21.39	0.79		0.79		0.28		196	15.62	60
11/01/07	10/31/08	32.73	0.02	(10.92)	(10.90)	—	(3.33)	(3.33)	18.50	0.74		0.74		0.06		176	(36.80)	24
Class R-6*
11/01/11	10/31/12	25.70	0.05	2.06	2.11	—	—	—	27.81	0.85		0.91		0.18		184	8.21	0
08/15/11	10/31/11	25.41	0.01	0.28	0.29	—	—	—	25.70	0.85	(d)	0.85	(d)	0.24	(d)	242	1.14	0

Eagle Small Cap Growth Fund
Class A*
11/01/11	10/31/12	38.93	(0.24)	2.44	2.20	—	—	—	41.13	1.11		1.11		(0.61)		44	5.65	690
11/01/10	10/31/11	33.79	(0.27)	5.41	5.14	—	—	—	38.93	1.16		1.16		(0.69)		36	15.21	497
11/01/09	10/31/10	25.10	(0.16)	8.85	8.69	—	—	—	33.79	1.31		1.31		(0.55)		49	34.62	266
11/01/08	10/31/09	22.52	(0.18)	2.76	2.58	—	—	—	25.10	1.37		1.37		(0.83)		110	11.46	200
11/01/07	10/31/08	41.33	(0.16)	(12.81)	(12.97)	—	(5.84)	(5.84)	22.52	1.27		1.27		(0.50)		51	(35.81)	189
Class C*
11/01/11	10/31/12	32.78	(0.44)	2.06	1.62	—	—	—	34.40	1.83		1.83		(1.32)		44	4.94	129
11/01/10	10/31/11	28.65	(0.46)	4.59	4.13	—	—	—	32.78	1.86		1.86		(1.40)		36	14.42	108
11/01/09	10/31/10	21.44	(0.31)	7.52	7.21	—	—	—	28.65	2.05		2.05		(1.25)		49	33.63	72
11/01/08	10/31/09	19.40	(0.30)	2.34	2.04	—	—	—	21.44	2.17		2.17		(1.63)		110	10.52	60
11/01/07	10/31/08	36.69	(0.34)	(11.11)	(11.45)	—	(5.84)	(5.84)	19.40	2.02		2.02		(1.25)		51	(36.26)	59
Class I*
11/01/11	10/31/12	39.65	(0.11)	2.50	2.39	—	—	—	42.04	0.78		0.78		(0.28)		44	6.03	1,313
11/01/10	10/31/11	34.41	(0.14)	5.38	5.24	—	—	—	39.65	0.82		0.83		(0.37)		36	15.23	679
11/01/09	10/31/10	25.44	(0.12)	9.09	8.97	—	—	—	34.41	0.86		0.86		(0.34)		49	35.26	97
11/01/08	10/31/09	22.72	(0.08)	2.80	2.72	—	—	—	25.44	0.87		0.87		(0.37)		110	11.97	20
11/01/07	10/31/08	41.51	(0.08)	(12.87)	(12.95)	—	(5.84)	(5.84)	22.72	0.93		0.93		(0.27)		51	(35.57)	10
Class R-3*
11/01/11	10/31/12	38.58	(0.35)	2.45	2.10	—	—	—	40.68	1.38		1.38		(0.88)		44	5.44	84
11/01/10	10/31/11	33.52	(0.34)	5.40	5.06	—	—	—	38.58	1.37		1.37		(0.90)		36	15.10	48
11/01/09	10/31/10	24.96	(0.19)	8.75	8.56	—	—	—	33.52	1.55		1.55		(0.66)		49	34.29	2
11/01/08	10/31/09	22.44	(0.18)	2.70	2.52	—	—	—	24.96	1.54		1.54		(1.01)		110	11.23	2
11/01/07	10/31/08	41.25	(0.20)	(12.77)	(12.97)	—	(5.84)	(5.84)	22.44	1.42		1.42		(0.67)		51	(35.88)	1
Class R-5*
11/01/11	10/31/12	39.74	(0.12)	2.52	2.40	—	—	—	42.14	0.80		0.80		(0.29)		44	6.04	242
11/01/10	10/31/11	34.39	(0.16)	5.51	5.35	—	—	—	39.74	0.85		0.85		(0.39)		36	15.56	138
11/01/09	10/31/10	25.43	(0.04)	9.00	8.96	—	—	—	34.39	0.88		0.88		(0.14)		49	35.23	49
11/01/08	10/31/09	22.72	(0.09)	2.80	2.71	—	—	—	25.43	0.90		0.90		(0.40)		110	11.93	30
11/01/07	10/31/08	41.50	(0.05)	(12.89)	(12.94)	—	(5.84)	(5.84)	22.72	0.90		0.90		(0.15)		51	(35.55)	11
Class R-6*
11/01/11	10/31/12	39.76	(0.09)	2.53	2.44	—	—	—	42.20	0.69		0.69		(0.22)		44	6.14	260
08/15/11	10/31/11	37.85	(0.06)	1.97	1.91	—	—	—	39.76	0.85	(d)	0.85	(d)	(0.75	)(d)	36	5.05	65

The accompanying notes are an integral part of the financial statements.	43

Financial Highlights

Fiscal periods			From investment operations			Dividends & distributions				Ratio to average net assets (%)
		Beginning net asset value	Income (loss)	Realized & unrealized gain (loss)	Total	From investment income	From realized gains	Total	Ending net asset value	With expenses waived/ recovered(†)		Without expenses waived/ recovered(†)		Net income (loss)		Portfolio turnover rate (%)(a)	Total return (%) (a)(b)	Ending net assets (millions)
Beginning	Ending
Eagle Smaller Company Fund
Class A*
11/01/11	10/31/12	$20.05	$0.04	$1.47	$1.51	$—	$(2.63)	$(2.63)	$18.93	1.35		1.42		0.23		13	9.31	13
11/01/10	10/31/11	19.63	(0.05)	2.23	2.18	—	(1.76)	(1.76)	20.05	1.40		1.44		(0.25)		36	11.35	12
11/01/09	10/31/10	16.54	(0.09)	3.75	3.66	—	(0.57)	(0.57)	19.63	1.50		1.67		(0.46)		22	22.63	10
11/03/08	10/31/09	14.29	(0.07)	2.32	2.25	—	—	—	16.54	1.48	(d)	4.53	(d)	(0.45	)(d)	23	15.75	6
Class C*
11/01/11	10/31/12	19.52	(0.10)	1.43	1.33	—	(2.63)	(2.63)	18.22	2.11		2.19		(0.54)		13	8.54	7
11/01/10	10/31/11	19.32	(0.22)	2.18	1.96	—	(1.76)	(1.76)	19.52	2.28		2.21		(1.13)		36	10.31	6
11/01/09	10/31/10	16.41	(0.23)	3.71	3.48	—	(0.57)	(0.57)	19.32	2.30		2.49		(1.25)		22	21.69	5
11/03/08	10/31/09	14.29	(0.19)	2.31	2.12	—	—	—	16.41	2.28	(d)	5.37	(d)	(1.27	)(d)	23	14.84	3
Class I*
11/01/11	10/31/12	20.31	0.12	1.49	1.61	(0.01)	(2.63)	(2.64)	19.28	0.95		1.17		0.61		13	9.74	58
11/01/10	10/31/11	19.80	0.04	2.24	2.28	(0.01)	(1.76)	(1.77)	20.31	0.95		1.19		0.20		36	11.81	61
11/01/09	10/31/10	16.59	0.02	3.77	3.79	(0.01)	(0.57)	(0.58)	19.80	0.95		1.56		0.11		22	23.39	56
03/09/09	10/31/09	9.65	(0.01)	6.95	6.94	—	—	—	16.59	0.95	(d)	1.80	(d)	(0.04	)(d)	23	71.92	49
Class R-3*
11/01/11	10/31/12	19.96	— (g)	1.44	1.44	—	(2.63)	(2.63)	18.77	1.70		1.80		0.02		13	8.95	0
11/01/10	10/31/11	19.60	(0.11)	2.23	2.12	—	(1.76)	(1.76)	19.96	1.70		1.67		(0.55)		36	11.03	0
12/28/09	10/31/10	17.86	(0.11)	1.85	1.74	—	—	—	19.60	1.71	(d)	2.68	(d)	(0.69	)(d)	22	9.74	0
Class R-5*
11/01/11	10/31/12	20.30	0.12	1.48	1.60	(0.02)	(2.63)	(2.65)	19.25	0.95		1.28		0.62		13	9.72	0
11/01/10	10/31/11	19.79	0.04	2.25	2.29	(0.02)	(1.76)	(1.78)	20.30	0.95		1.13		0.21		36	11.83	0
12/28/09	10/31/10	17.92	0.01	1.86	1.87	—	—	—	19.79	0.97	(d)	1.96	(d)	0.05	(d)	22	10.44	0
Class R-6*
11/01/11	10/31/12	20.30	0.14	1.49	1.63	(0.02)	(2.63)	(2.65)	19.28	0.85		1.15		0.72		13	9.85	0
08/15/11	10/31/11	19.44	0.01	0.85	0.86	—	—	—	20.30	0.85	(d)	1.24	(d)	0.17	(d)	36	4.42	0

(†) The ratio of expenses to average net assets includes the effects of expense offsets. If the expense offsets were excluded, the ratio would be equal to the ratio presented.

* Per share amounts have been calculated using the daily average share method.

(a) Not annualized for periods less than one year.

(b) Total returns are calculated without the imposition of either front-end or contingent deferred sales charges.

(c) The Eagle Growth & Income Fund changed its subadvisor effective June 1, 2011.

(d) Annualized.

(e) Includes tax return of capital distribution of $0.02 per share.

(f) There were no shares outstanding from February 25, 2009 through March 12, 2009.

(g) Per share amount is less than $0.005.

44	The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

10.31.2012

NOTE 1  |  Organization and investment objective  |  The Eagle Capital Appreciation Fund, Eagle Growth & Income Fund and Eagle Series Trust (each a “Trust” and collectively the “Trusts” or the “Eagle Family of Funds”) are organized as separate Massachusetts business trusts, and are registered under the Investment Company Act of 1940, as amended, as diversified, open-end management investment companies. Members of the Boards of Trustees (“Boards”) for the Trusts may serve as Trustees for one or more of the Trusts. Each Trust offers shares in the following series (each a “Fund” and collectively the “Funds”) and are advised by Eagle Asset Management, Inc. (“Eagle” or “Manager”).

•	The Eagle Capital Appreciation Fund (“Capital Appreciation Fund”) seeks long-term capital appreciation.

•	The Eagle Growth & Income Fund (“Growth & Income Fund”) primarily seeks long-term capital appreciation and, secondarily, seeks current income.

The Eagle Series Trust currently offers shares in six series:

•	The Eagle International Equity Fund (“International Equity Fund”) seeks capital appreciation principally through investment in a portfolio of international equity securities,

•	The Eagle Investment Grade Bond Fund (“Investment Grade Bond Fund”) seeks current income and preservation of capital,

•	The Eagle Mid Cap Growth Fund (“Mid Cap Growth Fund”) seeks long-term capital appreciation,

•	The Eagle Mid Cap Stock Fund (“Mid Cap Stock Fund”) seeks long-term capital appreciation,

•	The Eagle Small Cap Growth Fund (“Small Cap Growth Fund”) seeks long-term capital appreciation, and

•	The Eagle Smaller Company Fund (“Smaller Company Fund”) (formerly known as the Eagle Small Cap Core Value Fund) seeks capital growth.

Class offerings  |  Each Fund is authorized and currently offers Class A, Class C, Class I, Class R-3 and Class R-5 shares to qualified buyers. The Growth & Income Fund, the Mid Cap Growth Fund, the Mid Cap Stock Fund, the Small Cap Growth Fund, and the Smaller Company Fund are authorized and currently offer class R-6 shares to qualified buyers.

•

For all Funds except the Investment Grade Bond Fund, Class A shares are sold at a maximum front-end sales charge of 4.75%. For the Investment Grade Bond Fund, Class A shares are sold at a maximum front-end sales charge of 3.75%. Class A share investments greater than $1 million, which are not sold subject to a sales charge, may be subject to a contingent deferred sales charge (“CDSC”) of up to 1% of the lower of net asset value (“NAV”) or purchase price if redeemed within 18 months of purchase.

•	Class C shares are sold subject to a CDSC of 1% of the lower of NAV or purchase price if redeemed within one year of purchase.

•	Class I, Class R-3, Class R-5 and Class R-6 shares are each sold without a front-end sales charge or a CDSC to qualified buyers.

NOTE 2  |   Significant accounting policies

Use of estimates  |  The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates and those differences could be material.

Valuation of securities  |  The price of each Fund’s shares is based on the NAV per share of each class of a Fund. The Funds determine the NAV of their shares on each day the New York Stock Exchange (“NYSE”) is open for business, as of the close of the regular trading session (typically 4:00 p.m. Eastern Time) (“NYSE Close”), or earlier NYSE closing time that day. If the NYSE or other securities exchange modifies the published closing price of securities traded on that exchange after the NAV is calculated, the Manager is not required to recalculate the NAV.

Generally, the Funds value portfolio securities for which market quotations are readily available at market value; however, a Fund may adjust the market quotation price to reflect events that occur between the close of those markets and the time of the Fund’s determination of the NAV.

A market quotation may be considered unreliable or unavailable for various reasons, such as:

•	The quotation may be stale;

•	The quotation may be unreliable because the security is not actively traded;

•	Trading on the security halted before the close of the trading market;

•	Security is newly issued;

45

Notes to Financial Statements

10.31.2012

•	Issuer-specific events occurred after the security halted trading; or

•	Because of the passage of time between the close of the market on which the security trades and the close of the NYSE.

Issuer-specific events may cause the last market quotation to be unreliable. Such events may include:

•	A merger or insolvency;

•	Events which affect a geographical area or an industry segment, such as political events or natural disasters; or

•	Market events, such as a significant movement in the U.S. markets.

Both the latest transaction prices and adjustments are furnished by independent pricing services subject to supervision by the Boards. The Funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using Pricing and Valuation Procedures (“Procedures”) approved by the Boards. A Fund may fair value small-cap securities, for example, that are thinly traded or illiquid. Fair value is the amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their NAV.

Pursuant to the Procedures, the Boards have delegated the day-to-day responsibility for applying and administering the Procedures to a valuation committee comprised of certain officers of the Trusts and other employees of the Manager (“Valuation Committee”). The composition of this Valuation Committee may change from time to time. The Valuation Committee follows fair valuation guidelines as set forth in the Procedures to make fair value determinations on all securities and assets for which market quotations are unavailable or unreliable. For portfolio securities fair valued by the Valuation Committee, Eagle checks fair value prices by comparing the fair value of the security with values that are available from other sources (if any). Eagle compares the fair value of the security to the next-day opening price or next actual sale price, when applicable. Eagle documents and reports to the Valuation Committee such comparisons when they are made. The Valuation Committee reports such comparisons to the Boards at their regularly scheduled meetings. The Boards retain the responsibility for periodic review and consideration of the appropriateness of any fair value pricing methodology established or implemented for a Fund. Fair value pricing methods, Procedures and pricing services can change from time to time as approved by the Boards, and may occur as a result of lookback testing results or changes in industry best practices.

There can be no assurance, however, that a fair value price used by a Fund on any given day will more accurately reflect the market value of a security than the market price of such security on that day, as fair valuation determinations may involve subjective judgments made by the Valuation Committee. Fair value pricing may deter shareholders from trading the Fund shares on a frequent basis in an attempt to take advantage of arbitrage opportunities resulting from potentially stale prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading. Specific types of securities are valued as follows:

•

Domestic exchange-traded equity securities  |  Market quotations are generally available and reliable for domestic exchange-traded equity securities. If the prices provided by the pricing service and independent quoted prices are unreliable, the Valuation Committee will fair value the security using the Procedures.

•

Foreign equity securities  |  If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the NYSE Close, closing market quotations may become unreliable. Consequently, fair valuation of portfolio securities may occur on a daily basis. The Fund may fair value a security if certain events occur between the time trading ends on a particular security and the Fund’s NAV calculation. The Fund may also fair value a particular security if the events are significant and make the closing price unreliable. If an issuer-specific event has occurred that Eagle determines, in its judgment, is likely to have affected the closing price of a foreign security, the Fund will price the security at fair value. Eagle also utilizes a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the NYSE Close. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on exchange rates provided by a pricing service. The pricing vendor, pricing methodology or degree of certainty may change

46

Notes to Financial Statements

10.31.2012

from time to time. Securities primarily traded on foreign markets may trade on days that are not business days of the Funds. Because the NAV of a Fund’s shares is determined only on business days of the Fund, the value of the portfolio securities of a Fund that invests in foreign securities may change on days when shareholders would not be able to purchase or redeem shares of the Fund.

•

Fixed income securities  |  Government bonds, corporate bonds, asset-backed bonds, municipal bonds and convertible securities, including high yield or junk bonds, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. If the prices provided by the pricing service and independent quoted prices are unreliable, the Valuation Committee will fair value the security using the Procedures.

•

Short-term securities  |  The amortized cost method of security valuation is used by the Funds (as set forth in Rule 2a-7 under the Investment Company Act of 1940, as amended) for short-term investments (investments that have a maturity date of 60 days or less). The amortized cost of an instrument is determined by valuing it at cost as of the time of purchase and thereafter accreting/ amortizing any purchase discount/premium at a constant rate until maturity. Amortized cost approximates fair value.

•

Futures and options  |  Futures and options are valued on the basis of market quotations, if available. If the prices provided by the pricing service and independent quoted prices are unreliable, the Valuation Committee will fair value the security using the Procedures. At October 31, 2012, none of the Funds held any futures or options.

•

Investment companies  |  Investments in other investment companies are valued at their reported NAV. In addition, investments in exchange traded funds are valued on the basis of market quotations, if available. If the prices provided by the pricing service and independent quoted prices are unreliable, the Valuation Committee will fair value the security using the Procedures.

Fair value measurements  |  Each Fund utilizes a three-level hierarchy of inputs to establish a classification of fair value measurements. The three levels are defined below:

Level 1—Valuations based on quoted prices for identical securities in active markets;

Level 2—Valuations based on inputs other than quoted prices that are observable, either directly or indirectly, including inputs in markets that are not considered active; and

Level 3—Valuations based on inputs that are unobservable and significant to the fair value measurement, and may include the Valuation Committee’s own assumptions on determining fair value of investments.

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and/or level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Valuation Committee, along with any other relevant factors in the calculation of an investment’s fair value. A Fund uses prices and inputs that are current as of the valuation date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Valuation Committee. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data. During the fiscal year ended October 31, 2012, none of the Funds held any investments that were deemed to be Level 3.

The following is a summary of the inputs used to value each Fund’s investments as of October 31, 2012.

47

Notes to Financial Statements

10.31.2012

	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)(a)	Total
Capital Appreciation Fund
Domestic common stocks (b)	$304,948,593	$—	$304,948,593
Total investment portfolio	$304,948,593	$—	$304,948,593
Growth & Income Fund
Domestic common stocks (b)	$292,087,309	$—	$292,087,309
Foreign common stocks (b)	45,222,144	—	45,222,144
Total investment portfolio	$337,309,453	$—	$337,309,453
International Equity Fund
Foreign common stocks
Advertising	$—	$347,183	$347,183
Aerospace/defense	—	511,483	511,483
Agriculture	—	342,645	342,645
Apparel	—	275,834	275,834
Auto manufacturers	—	1,011,477	1,011,477
Auto parts & equipment	—	251,374	251,374
Banks	50,551	5,200,213	5,250,764
Beverages	—	651,109	651,109
Biotechnology	—	51,757	51,757
Building materials	—	169,079	169,079
Chemicals	328,155	1,295,213	1,623,368
Commercial services	—	110,647	110,647
Cosmetics/personal care	—	452,602	452,602
Distribution/wholesale	—	244,296	244,296
Electric	—	1,077,569	1,077,569
Electrical components & equipment	—	302,656	302,656
Electronics	—	86,035	86,035
Engineering & construction	—	539,622	539,622
Entertainment	—	69,407	69,407
Food	—	1,053,100	1,053,100
Food service	—	174,608	174,608
Forest products & paper	—	87,385	87,385
Gas	—	244,543	244,543
Hand/machine tools	—	173,442	173,442
Healthcare products	—	450,969	450,969
Holding companies–diversified	—	138,766	138,766
Insurance	—	890,572	890,572
Internet	—	176,262	176,262
Iron/steel	60,369	—	60,369

	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)(a)	Total
International Equity Fund (cont’d)
Lodging	$—	$221,388	$221,388
Machinery–construction & mining	—	195,607	195,607
Machinery-diversified	—	268,694	268,694
Media	—	241,522	241,522
Metal fabricate/hardware	—	58,901	58,901
Mining	485,709	863,454	1,349,163
Miscellaneous manufacturer	—	278,462	278,462
Oil & gas	550,353	1,631,144	2,181,497
Oil & gas services	—	176,865	176,865
Pharmaceuticals	82,134	2,509,100	2,591,234
Real estate	—	150,138	150,138
Retail	—	956,001	956,001
Semiconductors	—	842,234	842,234
Software	—	192,307	192,307
Telecommunications	236,841	2,042,447	2,279,288
Transportation	—	117,758	117,758
Water	—	14,996	14,996
Foreign preferred stocks
Aerospace/defense	—	1,708	1,708
Auto manufacturers	—	333,674	333,674
Household products/wares	—	78,019	78,019
Iron/steel	81,038	—	81,038
Oil & gas	67,714	—	67,714
Investment companies
Commodity fund	86,600	—	86,600
Equity fund	95,130	—	95,130
Total investment portfolio	$2,124,594	$27,554,267	$29,678,861
Investment Grade Bond Fund
Domestic corporate bonds (b)	$—	$47,443,607	$47,443,607
Foreign corporate bonds (b)	—	10,693,950	10,693,950
Domestic mortgage-backed obligations (b)	—	33,824,908	33,824,908
Foreign mortgage-backed obligations (b)	—	3,158,900	3,158,900
U.S. Treasuries	—	23,780,960	23,780,960
U.S. Government agency securities	—	7,376,394	7,376,394
Foreign government securities	—	1,092,600	1,092,600

48

Notes to Financial Statements

10.31.2012

	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)(a)	Total
Investment Grade Bond Fund (cont’d)
Supranational banks	$—	$1,050,423	$1,050,423
Total investment portfolio	$—	$128,421,742	$128,421,742
Mid Cap Growth Fund
Domestic common stocks (b)	$408,298,975	$—	$408,298,975
Total investment portfolio	$408,298,975	$—	$408,298,975
Mid Cap Stock Fund
Domestic common stocks (b)	$520,175,506	$—	$520,175,506
Total investment portfolio	$520,175,506	$—	$520,175,506
Small Cap Growth Fund
Domestic common stocks (b)	$2,669,751,466	$—	$2,669,751,466
Total investment portfolio	$2,669,751,466	$—	$2,669,751,466
Smaller Company Fund
Domestic common stocks (b)	$74,878,465	$—	$74,878,465
Investment companies	415,416	—	415,416
Total investment portfolio	$75,293,881	$—	$75,293,881
(a) Securities in the International Equity Fund with a market value of $2,199,341 transferred from Level 1 to Level 2 during the fiscal year ended October 31, 2012. This includes certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

(b) Please see the investment portfolio for detail by industry

Derivative instruments  |  Authoritative guidance over derivatives requires qualitative disclosures about the objectives and strategies for using derivative instruments, quantitative disclosures about the fair value of, and gains and losses on, derivative instruments, as well as disclosures about credit-risk-related contingent features in derivative agreements.

During the year ended October 31, 2012, the International Equity Fund engaged in foreign currency contracts. The average notional value of forward foreign currency contracts was approximately $5,981,000 during the year ended October 31, 2012.

As of October 31, 2012 none of the Funds held any derivative instruments.

The effect of derivative instruments on the International Equity Fund’s Statement of Operations for the fiscal year ended October 31, 2012 is as follows:

Type of derivative	Forward foreign currency exchange contracts
Location of gain (loss) on derivatives recognized in income	Net realized gain (loss) on foreign currency transactions/Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts
Realized gain (loss) on derivatives recognized in income	$(77,296)
Change in unrealized appreciation (depreciation) on derivatives recognized in income	$234,200

During the fiscal year ended October 31, 2012, no other Fund engaged in derivative activity.

Foreign currency transactions  |  The books and records of each Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, other assets and other liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. Each Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investment transactions. Net realized gain (loss) from foreign currency transactions and the net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies include gains and losses between trade and settlement date on securities transactions, gains and losses arising from the purchase and sale of forward foreign currency exchange contracts and gains and losses between the ex and payment dates on dividends, interest and foreign withholding taxes. Net realized gain (loss) from foreign currency transactions also includes the effect of any Brazilian IOF tax.

Forward foreign currency exchange contracts  |  Each of the Funds except the Small Cap Growth Fund is authorized to enter into forward foreign currency exchange contracts which are used primarily to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated investment securities. Forward foreign currency exchange contracts are translated to U.S. dollars using forward exchange rates provided by a pricing service as of the close of the NYSE each valuation day and the unrealized gain or loss is included in the Statement of Assets and Liabilities. When the contracts are closed, the gain or loss

49

Notes to Financial Statements

10.31.2012

is realized. Realized and unrealized gains and losses are included in the Statements of Operations. Risks may arise from unanticipated movements in the currency’s value relative to the U.S. dollar and from the possible inability of counter-parties to meet the terms of their contracts.

Real estate investment trusts (“REITs”)  |  There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes and interest rates. Dividend income is recorded at the Manager’s estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of the investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after the fiscal year-end and may differ from the estimated amounts.

Repurchase agreements  |  Each Fund may enter into repurchase agreements whereby a Fund, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount of at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred. At October 31, 2012, none of the Funds held a repurchase agreement.

Revenue recognition  |  Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

Foreign capital gains taxes  |  The Funds may be subject to taxes imposed by countries in which they invest, with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Funds may accrue such taxes when the related income or tax gains are earned. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors.

Expenses  |  Each Fund is charged for those expenses that are directly attributable to it, while other expenses are allocated proportionately among the Eagle Family of Funds based upon methods approved by the Boards. Expenses that are directly attributable to a specific class of shares, such as distribution fees, shareholder servicing fees and administrative fees, are charged directly to that class. Other expenses of each Fund are allocated to each class of shares based upon its relative percentage of net assets. The Funds have entered into an arrangement with the custodian whereby each Fund receives credits on uninvested cash balances which are used to offset a portion of each Fund’s expenses. These custodian credits are shown as “Expense offsets” in the Statement of Operations.

Class allocations  |  Each class of shares has equal rights to earnings and assets except that each class may bear different expenses for administration, distribution and/or shareholder services. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Distribution of income and gains  |  Each Fund except the Investment Grade Bond Fund and the Growth & Income Fund distributes net investment income annually. Distributions of net investment income in the Investment Grade Bond Fund and the Growth & Income Fund are made monthly and quarterly, respectively. Net realized gains from investment transactions during any particular fiscal year in excess of available capital loss carryforwards, which, if not distributed, would be taxable to each Fund, will be distributed to shareholders in the following fiscal year. Each Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

All dividends paid by the Funds from net investment income are deemed to be ordinary income for federal income tax purposes. Dividends paid to shareholders from net investment income were as follows:

Distributions from net investment income	11/1/2011 to 10/31/2012	11/1/2010 to 10/31/2011
Growth & Income Fund
Class A	$3,227,251	$2,761,512
Class C	1,520,090	1,076,255
Class I	808,093	411,068
Class R-3	30,718	12,186
Class R-5	2,434	107
Class R-6	63	15
International Equity Fund
Class A	—	838,237

50

Notes to Financial Statements

10.31.2012

Distributions from net investment income (cont’d)	11/1/2011 to 10/31/2012	11/1/2010 to 10/31/2011
International Equity Fund (cont’d)
Class C	$—	$738,065
Class I	—	13,109
Class R-3	—	64
Class R-5	—	74
Investment Grade Bond Fund
Class A	746,484	784,310
Class C	227,963	380,410
Class I	71,307	54,671
Class R-3	400	654
Class R-5	39	46
Smaller Company Fund
Class A	—	—
Class C	—	—
Class I	29,572	38,786
Class R-3	—	—
Class R-5	4	2
Class R-6	2	—

Distributions paid to shareholders from net realized gains were as follows:

Distributions from net realized gains	11/1/2011 to 10/31/2012	11/1/2010 to 10/31/2011
Growth & Income Fund
Class A	$6,921,356	$—
Class C	4,328,785	—
Class I	858,710	—
Class R-3	45,466	—
Class R-5	545	—
Class R-6	131	—
Investment Grade Bond Fund
Class A	503,904	255,024
Class C	469,581	266,145
Class I	34,172	17,814
Class R-3	436	283
Class R-5	23	13
Smaller Company Fund
Class A	1,561,809	920,371
Class C	878,269	462,137
Class I	8,026,202	4,901,232
Class R-3	1,082	246
Class R-5	400	246
Class R-6	339	—

Other  |  In the normal course of business the Funds enter into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or its affiliates that have not yet occurred. However, based on experience, the risk of loss to each Fund is expected to be remote.

NOTE 3  |  Purchases and sales of securities  |  For the fiscal year ended October 31, 2012, purchases and sales of investment securities (excluding repurchase agreements and short-term obligations) were as follows:

	Purchases	Sales
Capital Appreciation Fund	$70,610,752	$209,089,517
Growth & Income Fund	125,301,374	58,542,509
International Equity Fund	26,113,659	43,831,308
Investment Grade Bond Fund
Stocks and Long-Term Debt Securities	96,409,568	89,048,223
Long-Term U.S. Treasury Securities	32,994,583	26,432,217
Mid Cap Growth Fund	372,432,809	375,236,375
Mid Cap Stock Fund	1,373,649,427	1,900,491,115
Small Cap Growth Fund	2,023,489,853	961,723,617
Smaller Company Fund	10,339,077	18,039,092

NOTE 4  |  Investment advisory fees and other transactions with affiliates  |  Each Fund agreed to pay to the Manager an investment advisory and an administrative fee equal to an annualized rate based on a percentage of each Fund’s average daily net assets, computed daily and payable monthly. For advisory services provided by the Manager, the investment advisory rate for each Fund was as follows:

Investment advisory fee rate schedule	Breakpoint	Investment advisory fee
Capital Appreciation Fund	First $1 billion	0.60%
	Over $1 billion	0.55%
Growth & Income Fund	First $100 million	0.60%
	$100 million to $500 million	0.45%
	Over $500 million	0.40%
International Equity Fund	First $100 million	0.85%
	$100 million to $1 billion	0.65%
	Over $1 billion	0.55%
Investment Grade Bond Fund	All assets	0.30%
Mid Cap Growth Fund, Mid Cap Stock Fund, Small Cap Growth Fund, Smaller Company Fund	First $500 million	0.60%
	$500 million to $1 billion	0.55%
	Over $1 billion	0.50%

51

Notes to Financial Statements

10.31.2012

For administrative services provided by the Manager, each Fund agreed to pay an administrative rate of 0.15% for Class A, Class C and Class R-3 shares and 0.10% for Class I, Class R-5 and Class R-6 shares.

Subadvisory fees  |  The Manager entered into subadvisory agreements with certain parties to provide investment advice, portfolio management services (including the placement of brokerage orders), certain compliance and other services to the Funds.

The Manager entered into a subadvisory agreement with unaffiliated parties to serve as subadviser to the Capital Appreciation Fund and the International Equity Fund.

The Manager entered into a subadvisory agreement with Eagle Boston Investment Management, Inc. (“EBIM”), an affiliate of Eagle, to serve as subadviser for the Smaller Company Fund. Under this agreement, Eagle pays EBIM an annualized rate of 0.375% on the first $500 million of total assets, 0.35% on assets between $500 million and $1 billion, and 0.325% on all assets over $1 billion as a percentage of the Fund’s average daily net assets, computed daily and payable monthly.

Distribution and service fees  |  Pursuant to the Class A, Class C and Class R-3 Distribution plans and in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended (“Rule 12b-1 Plans”), the Funds are authorized to pay Eagle Fund Distributors, Inc. (“Distributor”), an affiliate of the Manager, a fee based on the average daily net assets for each class of shares, accrued daily and payable monthly. Each Fund of the Series Trust is authorized to pay the Distributor distribution and service fees of up to 0.35% of that fund’s average daily net assets attributable to Class A shares of that fund. The Capital Appreciation Fund and the Growth & Income Fund are authorized to pay the Distributor distribution and service fees of up to 0.50% of those Funds’ average daily net assets attributable to Class A shares of those Funds. Currently, the distribution and service fee is 0.25% for Class A shares. Each Fund is authorized to pay the Distributor distribution and services fees of 1% for Class C shares, and 0.50% for Class R-3 shares. The Distribution plans for Class I, Class R-5, and Class R-6 shares do not authorize a distribution fee to be paid from Fund assets.

Sales charges  |  For the fiscal year ended October 31, 2012, total front-end sales charges and CDSCs paid to the Distributor were as follows:

	Front-end sales charge	Contingent deferred sales charges
	Class A	Class A	Class C
Capital Appreciation Fund	$36,184	$—	$1,089
Growth & Income Fund	433,589	4	6,731
International Equity Fund	11,786	—	667
Investment Grade Bond Fund	51,259	14,679	9,931
Mid Cap Growth Fund	112,061	—	9,786
Mid Cap Stock Fund	133,348	108	12,468
Small Cap Growth Fund	452,954	496	13,023
Smaller Company Fund	31,323	—	660

The Distributor paid commissions to salespersons from these fees and incurred other distribution costs.

Agency commissions  |  For the fiscal year ended October 31, 2012, total agency brokerage commissions paid by the Funds and agency brokerage commissions paid directly to Raymond James & Associates, Inc. (“RJA”), an affiliate of the Manager, were as follows:

	Total agency brokerage commissions	Paid to Raymond James & Associates, Inc.
Capital Appreciation Fund	$109,150	$—
Growth & Income Fund	61,779	—
International Equity Fund	76,942	—
Investment Grade Bond Fund	—	—
Mid Cap Growth Fund	507,677	36,588
Mid Cap Stock Fund	1,485,055	25,299
Small Cap Growth Fund	2,069,286	57,850
Smaller Company Fund	24,930	1,995

Internal audit fees  |  RJA provides internal audit services to the Funds. Each Fund pays RJA a fixed and/or hourly fee for these services.

Shareholder servicing fees  |  Eagle Fund Services, Inc. (“EFS”), an affiliate of the Manager, is the shareholder servicing agent for each of the Funds. EFS’ actual cost of providing such services is reimbursed by the Funds on a pro-rata basis of each Fund’s relative total net assets. The amount of Shareholder servicing fees charged to the Funds were as follows:

52

Notes to Financial Statements

10.31.2012

Shareholder servicing fees	11/1/2011 to 10/31/2012
Capital Appreciation Fund Class A	$15,686
Capital Appreciation Fund Class C	4,957
Capital Appreciation Fund Class I	1,059
Capital Appreciation Fund Class R-3	59
Capital Appreciation Fund Class R-5	2,031
Capital Appreciation Fund Class R-6	N/A
Growth & Income Fund Class A	11,709
Growth & Income Fund Class C	7,730
Growth & Income Fund Class I	2,447
Growth & Income Fund Class R-3	124
Growth & Income Fund Class R-5	7
Growth & Income Fund Class R-6	—
International Equity Fund Class A	1,265
International Equity Fund Class C	1,445
International Equity Fund Class I	45
International Equity Fund Class R-3	3
International Equity Fund Class R-5	—
International Equity Fund Class R-6	N/A
Investment Grade Bond Fund Class A	4,673
Investment Grade Bond Fund Class C	4,388
Investment Grade Bond Fund Class I	385
Investment Grade Bond Fund Class R-3	3
Investment Grade Bond Fund Class R-5	—
Investment Grade Bond Fund Class R-6	N/A
Mid Cap Growth Fund Class A	18,784
Mid Cap Growth Fund Class C	5,906
Mid Cap Growth Fund Class I	5,290
Mid Cap Growth Fund Class R-3	502
Mid Cap Growth Fund Class R-5	2,002
Mid Cap Growth Fund Class R-6	—
Mid Cap Stock Fund Class A	26,490
Mid Cap Stock Fund Class C	13,133
Mid Cap Stock Fund Class I	10,827
Mid Cap Stock Fund Class R-3	423
Mid Cap Stock Fund Class R-5	3,185
Mid Cap Stock Fund Class R-6	—
Small Cap Growth Fund Class A	45,903
Small Cap Growth Fund Class C	8,880
Small Cap Growth Fund Class I	79,385
Small Cap Growth Fund Class R-3	5,084
Small Cap Growth Fund Class R-5	14,829
Small Cap Growth Fund Class R-6	—
Smaller Company Fund Class A	939

Shareholder servicing fees (cont’d)	11/1/2011 to 10/31/2012
Smaller Company Fund Class C	$515
Smaller Company Fund Class I	4,408
Smaller Company Fund Class R-3	6
Smaller Company Fund Class R-5	—
Smaller Company Fund Class R-6	—

Expense limitations  |  Eagle has contractually agreed to reduce its fees and/or reimburse expenses to each class to the extent that the annual operating expense rate for each class of shares exceeds the following annualized rates as a percentage of average daily net assets of each class of shares.

Expense limitations rate schedule	Class A	Class C
Capital Appreciation Fund	1.40%	2.20%
Growth & Income Fund	1.40%	2.20%
International Equity Fund	1.75%	2.55%
Investment Grade Bond Fund	0.85%	1.65%
Mid Cap Growth Fund	1.50%	2.30%
Mid Cap Stock Fund	1.50%	2.30%
Small Cap Growth Fund	1.50%	2.30%
Smaller Company Fund	1.50%	2.30%

Expense limitations rate schedule (cont’d)	Class I	Class R-3
Capital Appreciation Fund	0.95%	1.65%
Growth & Income Fund	0.95%	1.65%
International Equity Fund	1.15%	1.75%
Investment Grade Bond Fund	0.60%	1.15%
Mid Cap Growth Fund	0.95%	1.70%
Mid Cap Stock Fund	0.95%	1.70%
Small Cap Growth Fund	0.95%	1.70%
Smaller Company Fund	0.95%	1.70%

Expense limitations rate schedule (cont’d)	Class R-5	Class R-6
Capital Appreciation Fund	0.95%	N/A
Growth & Income Fund	0.95%	0.85%
International Equity Fund	1.15%	N/A
Investment Grade Bond Fund	0.60%	N/A
Mid Cap Growth Fund	0.95%	0.85%
Mid Cap Stock Fund	0.95%	0.85%
Small Cap Growth Fund	0.95%	0.85%
Smaller Company Fund	0.95%	0.85%

53

Notes to Financial Statements

10.31.2012

Fees and expenses waived and/or reimbursed based on the expense rate limitation schedule were as follows:

Expenses waived and/or reimbursed	11/1/2011 to 10/31/2012
Growth & Income Fund Class R-6	$—	(a)
International Equity Fund	245,429
International Equity Fund Class A	3
International Equity Fund Class I	1,571
International Equity Fund Class R-3	38
International Equity Fund Class R-5	3
Investment Grade Bond Fund Class A	124,126
Investment Grade Bond Fund Class C	94,101
Investment Grade Bond Fund Class I	8,350
Investment Grade Bond Fund Class R-3	131
Investment Grade Bond Fund Class R-5	3
Mid Cap Stock Fund Class R-6	2
Smaller Company Fund	57,411
Smaller Company Fund Class I	86,779
Smaller Company Fund Class R-5	8
Smaller Company Fund Class R-6	7
(a) Amount is rounded to zero.

A portion or all of a Fund’s fees and expenses reduced and/or reimbursed by the Manager in prior fiscal years may be recoverable by Eagle prior to their expiration date. Eagle must recover from the same class of shares any previously reduced and/or reimbursed fees and expenses within two years from the Fund’s fiscal year-end during which the fees and expenses where originally reduced and/or reimbursed. Previously reduced and/or reimbursed fees and expenses are recovered by Eagle when expenses in the current fiscal year fall below the expense rate limitation then in effect. The following table shows the amounts that Eagle may be allowed to recover by class of shares and the date in which these amounts will expire.

Recoverable expenses	10/31/2014	10/31/2013
Growth & Income Fund Class R-6	$—	$1
International Equity Fund	245,429	217,607
International Equity Fund Class A	3	—
International Equity Fund Class I	1,571	532
International Equity Fund Class R-3	38	3
International Equity Fund Class R-5	3	4
Investment Grade Bond Fund	—	1
Investment Grade Bond Fund Class A	124,126	96,010
Investment Grade Bond Fund Class C	94,101	71,573
Investment Grade Bond Fund Class I	8,350	4,295

Recoverable expenses (cont’d)	10/31/2014	10/31/2013
Investment Grade Bond Fund Class R-3	$131	$124
Investment Grade Bond Fund Class R-5	3	142
Mid Cap Stock Fund Class R-6	2	—
Smaller Company Fund	57,411	87,392
Smaller Company Fund Class I	86,779	77,351
Smaller Company Fund Class R-5	8	1
Smaller Company Fund Class R-6	7	1

The Manager recovered previously waived expenses as follows:

Recovered fees previously waived	11/1/2011 to 10/31/2012
Growth & Income Fund Class R-5	$16
Investment Grade Bond Fund	115,206
Small Cap Growth Fund Class R-6	277

Trustees and officers compensation  |  Each Trustee of the Eagle Family of Funds who is not an employee of the Manager receives an annual retainer along with meeting fees for those Eagle Family of Funds’ regular or special meetings attended in person and 25% of such fees are received for telephonic meetings. All reasonable out-of-pocket expenses are also reimbursed. Except when directly attributable to a Fund, Trustees’ fees and expenses are allocated on a pro rata basis among each Fund in the Eagle Family of Funds. The pro rata allocation is for each Fund for which the Trustee is elected to serve. Certain officers of the Eagle Family of Funds may also be officers and/or directors of Eagle. Such officers receive no compensation from the Funds except for the Funds’ Chief Compliance Officer. A portion of the Chief Compliance Officer’s total compensation is paid equally by each Fund in the Eagle Family of Funds.

NOTE 5  |  Federal income taxes and distributions  |  Each Fund is treated as a single corporate taxpayer as provided for in the Tax Reform Act of 1986, as amended. Accordingly, no provision for federal income taxes is required since each of the Funds intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. The Manager has analyzed the Funds’ tax positions taken or expected to be taken on federal income tax returns for all open tax years (tax years ended October 31, 2009 to October 31, 2012) and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Federal income tax regulations differ from accounting principles generally accepted in the United States of America; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from

54

Notes to Financial Statements

10.31.2012

net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character; these adjustments have no effect on net assets or NAV per share. Financial reporting records are not adjusted for temporary differences.

Permanent book and tax basis differences relating to shareholder distributions resulted in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid-in capital at October 31, 2012 as follows:

	Undistributed net investment income (loss)	Accumulated net realized gain (loss)	Paid-in capital
Capital Appreciation Fund	$—	$23,492	$(23,492)
Growth & Income Fund	(859)	(4,258,390)	4,259,249
International Equity Fund	(57,487)	57,487	—
Investment Grade Bond Fund	—	—	—
Mid Cap Growth Fund	260,230	1	(260,231)
Mid Cap Stock Fund	262,475	525,176	(787,651)
Small Cap Growth Fund	447,271	202,369	(649,640)
Smaller Company Fund	25,619	(25,619)	—

The above reclassifications arise from permanent book/tax differences primarily attributable, but not limited, to net operating losses not utilized, foreign currency transactions, capital loss carryforwards expired, return of capital distributions from REITs, adjustments for partnership distributions and income and merger adjustments.

For income tax purposes, distributions paid during the fiscal years indicated were as follows:

	Ordinary income		Long-term Capital gains
	10/31/12	10/31/11	10/31/12	10/31/11
Capital Appreciation Fund	$—	$—	$—	$—
Growth & Income Fund	5,588,649	4,261,143	12,154,993	—
International Equity Fund	—	1,589,549	—	—
Investment Grade Bond Fund	1,347,477	1,759,370	706,832	—
Mid Cap Growth Fund	—	—	—	—
Mid Cap Stock Fund	—	—	—	—
Small Cap Growth Fund	—	—	—	—
Smaller Company Fund	482,166	1,542,600	10,015,513	4,780,420

As of October 31, 2012, the identified cost of investments in securities owned by each Fund for federal income tax purposes were as follows:

Identified cost
Capital Appreciation Fund	$199,031,499
Growth & Income Fund	314,703,024
International Equity Fund	25,132,474
Investment Grade Bond Fund	125,520,103
Mid Cap Growth Fund	340,305,919
Mid Cap Stock Fund	527,493,407
Small Cap Growth Fund	2,326,354,548
Smaller Company Fund	52,274,505

As of October 31, 2012, the net unrealized appreciation (depreciation) of investments in securities owned by each Fund were as follows:

	Unrealized appreciation	Unrealized (depreciation)	Net unrealized appreciation (depreciation)
Capital Appreciation Fund	$113,615,779	$(7,698,685)	$105,917,094
Growth & Income Fund	30,459,395	(7,852,966)	22,606,429
International Equity Fund	5,214,694	(668,307)	4,546,387
Investment Grade Bond Fund	3,037,942	(136,303)	2,901,639
Mid Cap Growth Fund	76,568,879	(8,575,823)	67,993,056
Mid Cap Stock Fund	18,185,926	(25,503,827)	(7,317,901)
Small Cap Growth Fund	469,037,220	(125,640,302)	343,396,918
Smaller Company Fund	28,291,127	(5,271,751)	23,019,376

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is primarily attributable to the deferral of losses from wash sales.

As of October 31, 2012, the components of distributable earnings on a tax basis were as follows:

	Undistributed ordinary income	Undistributed long-term gain
Capital Appreciation Fund	$—	$—
Growth & Income Fund	2,616,674	4,128,862
International Equity Fund	197,038	—
Investment Grade Bond Fund	1,255,273	1,891,333
Mid Cap Growth Fund	—	15,908,486
Mid Cap Stock Fund	—	75,993,693
Small Cap Growth Fund	—	—
Smaller Company Fund	445,929	5,622,175

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after October 31, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long-term. Prior to the Act, net capital losses incurred by the Funds were carried forward for up to eight years and treated as 100%

55

Notes to Financial Statements

10.31.2012

short-term. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses, therefore some net capital loss carryforwards that would have been utilized under prior law may expire unused.

At October 31, 2012, the Funds had post-enactment net capital loss carryforwards as follows:

	Short-term	Long-term
Capital Appreciation Fund	$—	$—
Growth & Income Fund	—	—
International Equity Fund	566,647	—
Investment Grade Bond Fund	—	—
Mid Cap Growth Fund	—	—
Mid Cap Stock Fund	—	—
Small Cap Growth Fund	22,307,983	—
Smaller Company Fund	—	—

At October 31, 2012, the following Funds have the following pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains:

	10/31/2016	10/31/2017	Total
Capital Appreciation Fund	$—	$12,395,950	$12,395,950
Growth & Income Fund*	2,100,979	1,477,645	3,578,624
International Equity Fund	28,261,000	53,830,395	82,091,395
Investment Grade Bond Fund	—	—	—
Mid Cap Growth Fund	—	—	—
Mid Cap Stock Fund	—	—	—
Small Cap Growth Fund	—	9,269,837	9,269,837
Smaller Company Fund	—	—	—

	Capital loss carryforwards utilized during the year ended October 31, 2012	Capital loss carryforwards expired during the year ended October 31, 2012
Capital Appreciation Fund	$45,013,849	$—
Growth & Income Fund*	556,893	38,466,375
International Equity Fund	—	—
Investment Grade Bond Fund	—	—
Mid Cap Growth Fund	2,740,584	—
Mid Cap Stock Fund	61,718,184	—
Small Cap Growth Fund	—	—
Smaller Company Fund	—	—

* Capital loss carryforwards reflected above are a result of the merger with Large Cap Core Fund on January 20, 2012. These losses are subject to an annual limitation of $715,725.

Deferred late year losses represent ordinary losses realized on investment transactions from January 1, 2012 through October 31, 2012, that in accordance with Federal income tax regulations the Funds have elected to defer and treat as having arisen on the first day of the following fiscal year. For the year ended October 31, 2012, the Funds have elected to defer late year losses of:

Late Year Loss Deferral
Capital Appreciation Fund	$153,101
Growth & Income Fund	—
International Equity Fund	—
Investment Grade Bond Fund	—
Mid Cap Growth Fund	2,505,988
Mid Cap Stock Fund	1,294,276
Small Cap Growth Fund	9,445,703
Smaller Company Fund	—

NOTE 6  |  Fund Reorganization  |  After the close of business on January 20, 2012, the Growth & Income Fund acquired the net assets of the Eagle Large Cap Core Fund (“Large Cap Core Fund”) pursuant to a Plan of Reorganization and Termination as approved by the Board of Trustees of Eagle Series Trust on August 16, 2011. The purpose of this merger was to combine funds managed by Eagle Asset Management, Inc. with substantially similar investment objectives, although they employed different investment policies and strategies to reach those objectives. For accounting purposes, this transaction is treated as a merger. The reorganization was accomplished by a tax-free exchange resulting in the Growth & Income Fund issuing 601,815 Class A shares, 588,982 Class C shares, 372,654 Class I shares and 1,595 Class R-5 shares (valued at $7,847,558, $7,436,436, $4,853,721 and $20,748, respectively) in exchange for 560,928 Class A shares, 539,815 Class C shares, 342,710 Class I shares and 1,455 Class R-5 shares of the Large Cap Core Fund. The securities held by the Large Cap Core Fund, with a fair value of $20,270,102 and identified cost of $19,073,144 at January 20, 2012, were the principal assets acquired by the Growth & Income Fund. For financial reporting purposes, assets received and shares issued by the Growth & Income Fund were recorded at fair value; however, the cost basis of the investments from the Large Cap Core Fund was carried forward to align ongoing reporting of the Growth & Income Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The Large Cap Core Fund’s net assets at the merger date of $20,158,463, including $1,196,958 of unrealized appreciation, were combined with those of the Growth & Income Fund. Assuming the acquisition had been completed on November 1, 2011, the beginning of the annual reporting period of the Growth & Income Fund, pro forma results of operations for the fiscal year ended October 31, 2012 would include net investment income of $6,172,310, and net realized and unrealized gain on investments of $29,708,120, resulting in an increase in net assets from operations of $35,880,430.

56

Notes to Financial Statements

10.31.2012

Because the combined investment portfolios have been managed as a single integrated portfolio since acquisition date, it is not practicable to separate the amounts of revenue and earnings of the Large Cap Core Fund that have been included in the Growth & Income Fund’s statement of operations since the merger date, January, 20, 2012. Prior to the combination, the net assets of the Growth & Income Fund totaled $255,648,243. Immediately after the combination, the net assets of the Growth & Income Fund totaled $275,806,706.

NOTE 7  |  Subsequent events  |  The Board of Trustees for the Eagle Series Trust has approved the establishment of Eagle Small Cap Stock Fund as a new Fund of the Eagle Series Trust. Subsequently, Eagle Series Trust filed an amendment to its registration statement pursuant to Rule 485(a) and the Fund is expected to commence operation on December 31, 2012.

57

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of Eagle Capital Appreciation Fund, Eagle Growth & Income Fund, Eagle International Equity Fund, Eagle Investment Grade Bond Fund, Eagle Mid Cap Growth Fund, Eagle Mid Cap Stock Fund, Eagle Small Cap Growth Fund and Eagle Smaller Company Fund:

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Eagle Capital Appreciation Fund, Eagle Growth & Income Fund, Eagle International Equity Fund, Eagle Investment Grade Bond Fund, Eagle Mid Cap Growth Fund, Eagle Mid Cap Stock Fund, Eagle Small Cap Growth Fund and Eagle Smaller Company Fund (the “Funds”) at October 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

December 20, 2012

Tampa, Florida

58

Understanding Your Ongoing Costs

(UNAUDITED)	10.31.2012

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchases, contingent deferred sales charges, or redemption fees; and (2) ongoing costs, including investment advisory fees, distribution (12b-1) fees, and other Fund expenses. The following sections are intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect one-time transaction expenses, such as sales charges or redemption fees. Therefore, if these transactional costs were included, your costs would have been higher. For more information, see your Fund’s prospectus or contact your financial advisor.

Actual expenses  |  The table below shows the actual expenses you would have paid on a $1,000 investment in each Fund on May 1, 2012, and held through October 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the year, assuming actual returns after ongoing expenses. This table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Actual	Beginning account value May 1, 2012	Ending account value October 31, 2012	Expenses paid during period (a)	Annualized expense ratio (%)

Capital Appreciation Fund
Class A	$1,000.00	$989.40	$5.50	1.10
Class C	1,000.00	985.60	9.63	1.93
Class I	1,000.00	990.60	4.45	0.89
Class R-3	1,000.00	987.70	7.34	1.47
Class R-5	1,000.00	990.60	4.50	0.90
Growth & Income Fund
Class A	1,000.00	1,024.50	5.70	1.12
Class C	1,000.00	1,021.10	9.40	1.85
Class I	1,000.00	1,026.00	4.23	0.83
Class R-3	1,000.00	1,022.80	7.22	1.42
Class R-5	1,000.00	1,026.80	4.33	0.85
Class R-6	1,000.00	1,025.80	4.48	0.88
International Equity Fund
Class A	1,000.00	990.30	8.81	1.76
Class C	1,000.00	986.80	12.29	2.46
Class I	1,000.00	993.60	5.76	1.15
Class R-3	1,000.00	990.60	8.76	1.75
Class R-5	1,000.00	993.60	5.76	1.15
Investment Grade Bond Fund
Class A	1,000.00	1,018.60	4.31	0.85
Class C	1,000.00	1,014.50	8.36	1.65
Class I	1,000.00	1,019.80	3.05	0.60
Class R-3	1,000.00	1,016.70	5.83	1.15
Class R-5	1,000.00	1,020.40	3.15	0.62
Mid Cap Growth Fund
Class A	1,000.00	949.10	6.08	1.24
Class C	1,000.00	945.50	9.44	1.93
Class I	1,000.00	950.60	4.31	0.88
Class R-3	1,000.00	947.70	7.29	1.49
Class R-5	1,000.00	950.60	4.36	0.89
Class R-6	1,000.00	950.90	3.92	0.80
Mid Cap Stock Fund
Class A	1,000.00	965.10	5.73	1.16
Class C	1,000.00	961.10	9.56	1.94
Class I	1,000.00	965.90	4.79	0.97
Class R-3	1,000.00	964.00	7.41	1.50
Class R-5	1,000.00	965.90	4.79	0.97
Class R-6	1,000.00	966.30	4.50	0.91

59

Understanding Your Ongoing Costs

(UNAUDITED)	10.31.2012

Actual	Beginning account value May 1, 2012	Ending account value October 31, 2012	Expenses paid during period (a)	Annualized expense ratio (%)
Small Cap Growth Fund
Class A	$1,000.00	$969.40	$5.54	1.12
Class C	1,000.00	966.00	9.04	1.83
Class I	1,000.00	971.10	3.86	0.78
Class R-3	1,000.00	968.30	6.73	1.36
Class R-5	1,000.00	971.00	3.81	0.77
Class R-6	1,000.00	971.50	3.42	0.69
Smaller Company Fund
Class A	1,000.00	1,004.80	6.75	1.34
Class C	1,000.00	1,001.10	10.76	2.14
Class I	1,000.00	1,006.80	4.79	0.95
Class R-3	1,000.00	1,002.70	8.71	1.73
Class R-5	1,000.00	1,006.30	4.79	0.95
Class R-6	1,000.00	1,007.30	4.29	0.85

(a) Expenses are calculated using each Fund’s annualized expense ratios for each class of shares, multiplied by the average account value for the period, then multiplying the result by the actual number of days in the period (184), and then dividing that result by the actual number of days in the fiscal year (366).

Hypothetical example for comparison purposes  |  All mutual funds now follow guidelines to assist shareholders in comparing expenses between different funds. Per these guidelines, the table below shows each Fund’s expenses based on a $1,000 investment held from May 1, 2012 through October 31, 2012 and assuming for this period a hypothetical 5% annualized rate of return before ongoing expenses, which is not the Fund’s actual return. Please note that you should not use this information to estimate your actual ending account balance and expenses paid during the period. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the Funds with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison.

Hypothetical	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses paid during period (a)	Annualized expense ratio (%)

Capital Appreciation Fund
Class A	$1,000.00	$1,019.61	$5.58	1.10
Class C	1,000.00	1,015.43	9.78	1.93
Class I	1,000.00	1,020.66	4.52	0.89
Class R-3	1,000.00	1,017.75	7.46	1.47
Class R-5	1,000.00	1,020.61	4.57	0.90
Growth & Income Fund
Class A	1,000.00	1,019.51	5.69	1.12
Class C	1,000.00	1,015.84	9.37	1.85
Class I	1,000.00	1,020.96	4.22	0.83
Class R-3	1,000.00	1,018.00	7.20	1.42
Class R-5	1,000.00	1,020.86	4.32	0.85
Class R-6	1,000.00	1,020.71	4.47	0.88
International Equity Fund
Class A	1,000.00	1,016.29	8.92	1.76
Class C	1,000.00	1,012.77	12.45	2.46
Class I	1,000.00	1,019.36	5.84	1.15
Class R-3	1,000.00	1,016.34	8.87	1.75
Class R-5	1,000.00	1,019.36	5.84	1.15
Investment Grade Bond Fund
Class A	1,000.00	1,020.86	4.32	0.85
Class C	1,000.00	1,016.84	8.36	1.65
Class I	1,000.00	1,022.12	3.05	0.60
Class R-3	1,000.00	1,019.36	5.84	1.15
Class R-5	1,000.00	1,022.02	3.15	0.62

60

Understanding Your Ongoing Costs

(UNAUDITED)	10.31.2012

Hypothetical	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses paid during period (a)	Annualized expense ratio (%)
Mid Cap Growth Fund
Class A	$1,000.00	$1,018.90	$6.29	1.24
Class C	1,000.00	1,015.43	9.78	1.93
Class I	1,000.00	1,020.71	4.47	0.88
Class R-3	1,000.00	1,017.65	7.56	1.49
Class R-5	1,000.00	1,020.66	4.52	0.89
Class R-6	1,000.00	1,021.11	4.06	0.80
Mid Cap Stock Fund
Class A	1,000.00	1,019.30	5.89	1.16
Class C	1,000.00	1,015.38	9.83	1.94
Class I	1,000.00	1,020.26	4.93	0.97
Class R-3	1,000.00	1,017.60	7.61	1.50
Class R-5	1,000.00	1,020.26	4.93	0.97
Class R-6	1,000.00	1,020.56	4.62	0.91
Small Cap Growth Fund
Class A	1,000.00	1,019.51	5.69	1.12
Class C	1,000.00	1,015.94	9.27	1.83
Class I	1,000.00	1,021.22	3.96	0.78
Class R-3	1,000.00	1,018.30	6.90	1.36
Class R-5	1,000.00	1,021.27	3.91	0.77
Class R-6	1,000.00	1,021.67	3.51	0.69
Smaller Company Fund
Class A	1,000.00	1,018.40	6.80	1.34
Class C	1,000.00	1,014.38	10.84	2.14
Class I	1,000.00	1,020.36	4.82	0.95
Class R-3	1,000.00	1,016.44	8.77	1.73
Class R-5	1,000.00	1,020.36	4.82	0.95
Class R-6	1,000.00	1,020.86	4.32	0.85

(a) Expenses are calculated using each Fund’s annualized expense ratios for each class of shares, multiplied by the average account value for the period, then multiplying the result by the actual number of days in the period (184), and then dividing that result by the actual number of days in the fiscal year (366).

61

Renewal of Investment Advisory and Subadvisory Agreements

(UNAUDITED)	10.31.2012

Overview  |  At a meeting held on August 17, 2012, the Boards of Trustees for the Eagle Capital Appreciation Fund, Eagle Growth & Income Fund and Eagle Series Trust, including their independent members (together, the “Board”), approved the renewal of the investment advisory agreement between the: (1) Eagle Capital Appreciation Fund and Eagle Asset Management, Inc. (“Eagle”); (2) Eagle Growth & Income Fund and Eagle; and (3) Eagle Series Trust, on behalf of the Eagle International Equity Fund, Eagle Investment Grade Bond Fund, Eagle Mid Cap Growth Fund, Eagle Mid Cap Stock Fund, Eagle Smaller Company Fund and Eagle Small Cap Growth Fund, and Eagle. Each of the Funds mentioned is referred to as a “Fund” and collectively, the “Funds.”

The Board also approved the renewal of the investment subadvisory agreement with: (1) Goldman Sachs Asset Management, L.P. (“GSAM”) as subadviser to the Eagle Capital Appreciation Fund; (2) Artio Global Investors, Inc. (“Artio”) as subadviser to the Eagle International Equity Fund; and (3) Eagle Boston Investment Management, Inc. (“EBIM”) as subadviser to the Eagle Smaller Company Fund. The investment advisory and subadvisory agreements are referred to herein as an “Agreement” and collectively, the “Agreements.” GSAM, Artio and EBIM are collectively referred to as the “Subadvisers.”

In renewing the Agreements, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings, as well as information specifically prepared in connection with the annual renewal process. The Board, acting directly or through its committees, has been provided with information and reports relevant to the annual renewal of the Agreements, including: reports regarding the services and support provided to the Funds and their shareholders by Eagle, the Subadvisers, J.P. Morgan Chase Bank, N.A. and its affiliates (collectively, “J.P. Morgan”), a third-party that provides sub-administration, transfer agent, fund accounting and custody services to the Funds, and U.S. Bancorp Fund Services, LLC (“USBFS”), which provides certain sub-transfer agent services to the Funds; information on the Funds’ performance and commentary on the reasons for the performance; presentations by Fund Portfolio Managers addressing, as applicable, Eagle’s and the Subadvisers’ investment philosophy, investment strategy, personnel and operations; compliance and audit reports concerning the Funds, Eagle, the Subadvisers, J.P. Morgan and USBFS, including responses to issues raised therein; and information on relevant developments in the mutual fund industry and how the Eagle Funds and/or Eagle are responding to them.

As part of the renewal process, the Board, with the assistance of independent legal counsel, requested and received additional reports containing substantial and detailed information regarding the Funds, Eagle and the Subadvisers. Among other matters, these reports included information on: (1) the nature and extent of the advisory and other services provided by Eagle and the Subadvisers; (2) the personnel of Eagle and the Subadvisers; (3) the financial condition of Eagle and the Subadvisers; (4) the compliance programs and records of Eagle and the Subadvisers; (5) the performance of the Funds as compared to their peer groups and appropriate benchmarks; (6) the Funds’ expenses, including the advisory fee rates, the overall expense structures of the Funds, both in absolute terms and relative to peer funds, and any applicable contractual expense limitations; (7) the anticipated effect of growth and size on the Funds’ performance and expenses, where applicable; (8) benefits to be realized by Eagle, the Subadvisers and their respective affiliates; and (9) the estimated profitability of Eagle and the Subadvisers under the Agreements, when available. The Board posed questions to various management personnel of Eagle regarding certain key aspects of the materials submitted in support of the renewal.

With respect to the renewal of the Agreements, the Board considered various factors, including: (1) the nature, extent and quality of services provided to the Funds; (2) the investment performance of the Funds; (3) the costs of the services provided to the Funds and the profits realized by Eagle, the Subadvisers and their respective affiliates from their relationship with the Funds; (4) the extent to which economies of scale have been realized as the Funds grow; (5) whether the level of fees reflects those economies of scale for the benefit of the Funds’ investors; (6) comparisons of services and fees with contracts entered into by Eagle and the Subadvisers with other clients (such as pension funds and other institutional investors); and (7) any other benefits derived by Eagle or the Subadvisers from their relationships with the Funds.

Provided below is a discussion of the factors the Board considered at its August meeting to form the basis of its renewal of the Agreements. The Board did not identify any particular information that was most relevant to its consideration to renew the Agreements and each Trustee may have accorded different weight to the various factors.

Nature, extent and quality of services  |  The Board considered that Eagle and the Subadvisers are experienced in serving as investment advisers for the Funds and have provided a continuous investment program, including investment

62

Renewal of Investment Advisory and Subadvisory Agreements

(UNAUDITED)	10.31.2012

selection, credit review and market analysis among other matters, for the Funds. The Board noted that Eagle oversees and monitors the performance and services provided by the Subadvisers, J.P. Morgan and USBFS, and is responsible for the selection of Fund subadvisers. In addition, the Board noted that Eagle is responsible for oversight of compliance with the Funds’ policies and objectives, review of brokerage matters, oversight of the Funds’ compliance with applicable law, and implementation of Board directives as they relate to the Funds. The Board noted that shareholders in the Funds have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Eagle, and that the Funds’ shareholders, with the opportunity to review and weigh the disclosure provided by the Funds in their prospectus and other public disclosures, have chosen to invest in the Funds.

The Board noted that each Subadviser is responsible for making investment decisions on behalf of its respective Fund and placing all orders for the purchase and sale of investments for the Fund with brokers or dealers. The Board considered information regarding: (1) the background and experience of Eagle and Subadviser personnel who provide services to the Funds; (2) material compliance matters during the last year, if any, and certifications as to the adequacy of the compliance programs of Eagle and each Subadviser; (3) the financial information regarding Eagle and each Subadviser, as provided; and (4) Eagle’s recommendation to continue to retain the Subadvisers to manage the Funds.

Investment performance  |  The Board considered comparisons of each Fund’s Class A performance, including, if applicable, a Fund’s one-, three-, five- and ten-year annualized total returns for the period ended June 30, 2012, relative to the average performance of its peer group funds and benchmark indexes. The Board also considered the performance of Eagle relative to the composite performance of comparable accounts managed by Eagle, as well as the performance of the Subadvisers relative to other accounts managed by the Subadvisers, to the extent such information was available.

With respect to the Eagle Capital Appreciation Fund, the Board noted the following specific factors regarding performance: (1) the Fund outperformed its benchmark index for the year-to-date period, but underperformed for all other relevant time periods; (2) the Fund outperformed the average performance of its peer group funds for the year-to-date, one- and ten-year periods, but underperformed for the three- and five-year periods; and (3) the Fund underperformed comparable accounts managed by GSAM for the three- and five-year periods but outperformed for all other relevant time periods. The Board noted GSAM’s explanation that the underperformance of its security selections in different market sectors was the primary reason for the Fund’s underperformance.

With respect to the Eagle Growth & Income Fund, the Board noted the following specific factors regarding performance: (1) the Fund outperformed its benchmark index for the five- and ten-year periods, but underperformed for the year-to-date, one- and three-year periods; (2) the Fund outperformed the average performance of its peer group funds for all relevant time periods with the exception of the year-to-date and three-year periods, during which the Fund underperformed; (3) the Fund has outperformed the composite performance of comparable accounts managed by Eagle for all relevant time periods with the exception of the three-year period, during which the Fund underperformed; and (4) the Fund’s overall 4-star Morningstar rating.

With respect to the Eagle International Equity Fund, the Board noted the following specific factors regarding performance: (1) the Fund outperformed its benchmark index for the year-to-date period, but underperformed for all other relevant time periods; (2) the Fund underperformed the average performance of its peer group funds for all relevant time periods; and (3) the Fund has outperformed the average performance of comparable accounts managed by Artio for the 3-year time period, but underperformed for all other relevant time periods. The Board also noted Artio’s explanation that its defensive investment positioning in 2009 and overweight positions to Asia were the primary reasons for the Fund’s underperformance. In this regard, the Board noted that management was evaluating proposals to address the underperformance of the Fund and that the Board would continue to monitor closely the investment performance of the Fund.

With respect to the Eagle Investment Grade Bond Fund, the Board noted the following specific factors regarding performance: (1) the Fund commenced operations in March 2010; (2) the Fund underperformed its benchmark index for the year-to-date and one-year periods; (3) the Fund underperformed the average performance of its peer group funds for the year-to-date and one-year periods; and (4) the Fund has outperformed the composite performance of comparable accounts managed by Eagle for the year-to-date period, but underperformed for the one-year period. In this

63

Renewal of Investment Advisory and Subadvisory Agreements

(UNAUDITED)	10.31.2012

regard, the Board noted that the Fund commenced operations in March 2010 and it is reasonable to permit the Fund to establish a longer performance record for purposes of evaluating performance.

With respect to the Eagle Mid Cap Growth Fund, the Board noted the following specific factors regarding performance: (1) the Fund outperformed its benchmark index for the five-year period, but underperformed for all other relevant time periods; (2) the Fund outperformed the average performance of its peer group funds for the year-to-date, three-, five- and ten-year periods, but underperformed for the one-year period; and (3) the Fund outperformed the composite performance of comparable accounts managed by Eagle for all relevant time periods with the exception of the three-year period, during which the Fund underperformed.

With respect to the Eagle Mid Cap Stock Fund, the Board noted the following specific factors regarding performance: (1) the Fund underperformed its benchmark index for all relevant time periods; (2) the Fund underperformed the average performance of its peer group funds for all relevant time periods; and (3) the Fund outperformed the composite performance of comparable accounts managed by Eagle for all relevant time periods. In this regard, the Board considered a proposal by Eagle to change the portfolio management team for the Fund in order to address the underperformance of the Fund.

With respect to the Eagle Smaller Company Fund, the Board noted the following specific factors regarding performance: (1) the Fund underperformed its benchmark index for all relevant time periods; (2) the Fund outperformed the average performance of its Morningstar peer group funds for the three-year period, but underperformed for all other relevant time periods; and (3) the Fund underperformed comparable institutional accounts managed by EBIM for all relevant time periods. In this regard, the Board considered that the Fund recently changed its investment strategy from a focus on small capitalization companies to smaller companies.

With respect to the Eagle Small Cap Growth Fund, the Board noted the following specific factors regarding performance: (1) the Fund outperformed its benchmark index for the three-, five- and ten-year periods, but underperformed for the year-to-date and one-year periods; (2) the Fund outperformed the average performance of its peer group funds for the three-, five- and ten-year periods, but underperformed for the year-to-date and one-year periods; (3) the Fund underperformed the composite performance of comparable accounts managed by Eagle for all relevant time periods.

Fees and expenses  |  The Board considered the advisory fee rate payable by each Fund to Eagle under the Agreement, the subadvisory fee rate payable to a Subadviser, each Fund’s total expense ratio and its Rule 12b-1 fees. The Board also considered comparisons of a Fund’s expense ratio (with and without Rule 12b-1 fees) to the average expense ratio of its peer group based on data ended June 30, 2012. In addition, the Board noted that Eagle had undertaken contractual and/or voluntary expense limitations with respect to the Funds for its 2012 fiscal year, which will continue for the 2013 fiscal year.

With respect to the Eagle Capital Appreciation Fund, the Board noted that the Fund’s expense ratio was higher than the average expense ratio of its peer group. With respect to GSAM’s subadvisory rate, GSAM represented its fee rate schedule is lower than the standard fee rates charged to a comparable mutual fund subadvised by GSAM.

With respect to Eagle Growth & Income Fund, the Board noted that the Fund’s expense ratio was lower than the average expense ratio of its peer group. The Board also noted that Eagle’s fee rate is higher than that charged to comparable institutional accounts.

With respect to the Eagle International Equity Fund, the Board noted that the Fund’s expense ratio (including the contractual cap) was higher than the average expense ratio of its peer group. With respect to Artio’s subadvisory fee rate, Artio represented that its fee rate is equal to or lower than that charged to comparable fund clients.

With respect to the Eagle Investment Grade Bond Fund, the Board noted that the Fund’s expense ratio (including the contractual cap) was lower than the average expense ratio of its peer group. The Board also noted that Eagle’s fee rate is higher than that charged to comparable institutional accounts.

With respect to the Eagle Mid Cap Growth Fund, the Board noted that the Fund’s expense ratio was lower than the average expense ratio of its peer group and the fee rate that Eagle charges to its comparably managed institutional accounts.

With respect to the Eagle Mid Cap Stock Fund, the Board noted that the Fund’s expense ratio was lower than the average expense ratio of its peer group and the fee rate that Eagle charges to its comparably managed institutional accounts.

64

Renewal of Investment Advisory and Subadvisory Agreements

(UNAUDITED)	10.31.2012

With respect to the Eagle Smaller Company Fund, the Board noted that the Fund’s expense ratio (including the contractual cap) was lower than the average expense ratio of its peer group. With respect to EBIM’s subadvisory fee rate, EBIM represented that it does not manage any other mutual fund and that certain of its clients with performance incentive fees may pay a lower base fee than the Fund.

With respect to the Eagle Small Cap Growth Fund, the Board noted that the Fund’s expense ratio was lower than the average expense ratio of its peer group and the fee rate that Eagle charges to its comparably managed institutional accounts.

Costs, profitability and economies of scale  |  The Board evaluated Eagle’s and, to the extent available, each Subadviser’s costs and profitability in providing services to a Fund. The Board noted that each Subadviser’s costs and profitability generally are less significant to the Board’s evaluation of the fee rates and expenses paid by a Fund than Eagle’s advisory fee rate and profitability and the Fund’s overall expense ratios. The Board noted that Eagle’s profits on the services it provided to the Funds are reasonable in light of Eagle’s costs in providing services to each Fund and that Eagle manages each Fund’s assets and provides a comprehensive compliance program for each Fund.

The Board considered that the Funds’ management fee rate structures provide for breakpoints, which is a reduction of the applicable fee rate as assets increase. The Board also considered that each Fund may benefit from economies of scale, and shareholders may realize such economies of scale, through (1) reduced advisory fees achieved when a Fund’s asset size reaches breakpoints in the fee schedules instituted by Eagle; (2) increased services to a Fund; or (3) allocation of fixed fund expenses over a large asset size.

Benefits  |  In evaluating compensation, the Board considered other benefits that may be realized by Eagle, each Subadviser and their respective affiliates from their relationship with the Funds. In this connection, the Board noted, among other things, that Eagle is responsible for serving as administrator for the Funds and oversight of the Funds’ service providers and subadvisers, and receives compensation for acting in these capacities. The Board noted that Eagle and its affiliates have entered into revenue sharing and services agreements with third parties for promotion and/or shareholder services.

The Board also recognized that Eagle Fund Distributors, Inc. (“Distributor”), a subsidiary of Eagle, serves as the principal underwriter and distributor for the Funds, and as such, receives Rule 12b-1 payments from the Funds to compensate it for providing services and distribution activities. These activities could lead to growth in the Funds’ assets and the corresponding benefits of that growth, including economies of scale and greater diversification. In addition, other affiliates of Eagle have entered into agreements with the Distributor to sell fund shares and receive compensation from the Distributor.

Each Subadviser also may engage in soft dollar transactions in connection with transactions on behalf of the Fund. In this regard, the Board considered each Subadviser’s process for selecting broker-dealers and for engaging in soft dollar transactions.

Conclusions  |  Based on these considerations, the Board concluded with respect to the Funds that: (1) each Fund was reasonably likely to benefit from the nature, quality and extent of Eagle’s and each Subadviser’s services, as applicable to the Funds; (2) each Fund’s performance was satisfactory in light of all the factors considered by the Board; (3) the fees payable under the Agreements and profits earned by Eagle or a Subadviser were reasonable in the context of all the factors considered by the Board; and (4) the current advisory fee rate structure provides each Fund’s shareholders with reasonable benefits associated with economies of scale. Based on these conclusions and other factors, the Board determined in its business judgment to renew the Agreements and to approve the Agreements between each Fund and Eagle, and Eagle and each Subadviser.

65

Principal Risks

(UNAUDITED)

Additional Informational About Risk Factors

The greatest risk of investing in a mutual fund is that its returns will fluctuate and you could lose money. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the funds. Additionally, while the Portfolio Managers seek to take advantage of investment opportunities that will maximize a fund’s investment returns, there is no guarantee that such opportunities will ultimately benefit the fund. There is no assurance that the Portfolio Managers’ investment strategy will enable a fund to achieve its investment objective. The following table identifies the risk factors of each fund in light of their respective principal investment strategies. These risk factors are explained following the table.

Risk	Capital Appreciation	Growth & Income	International Equity	Investment Grade Bond	Mid Cap Growth	Mid Cap Stock	Small Cap Growth	Smaller Company
Call				X
Credit		X		X
Derivatives			X
Emerging markets			X
Focused holdings	X
Foreign securities			X	X
Government sponsored enterprises		X		X
Growth stocks	X	X	X		X	X	X	X
High-yield securities		X		X
Inflation				X
Interest rates		X	X	X
Issuer and market				X
Liquidity			X	X
Market timing activities			X				X	X
Mortgage- and asset-backed securities				X
Other investment companies and ETFs			X	X				X
Portfolio turnover					X	X
Precious metal-related instruments			X
Sectors	X		X
Small- and mid-cap companies	X	X	X		X	X	X	X
Stock market	X	X	X		X	X	X	X
Value stocks		X				X		X

Call  |  Call risk is the possibility that, as interest rates decline to a level that is significantly lower than the rate assigned to the fixed income security, the security may be called (redeemed) prior to maturity. A fund would lose the benefit of holding a fixed-income security that is paying a rate above the current market rate and would likely have to reinvest the proceeds in other fixed income securities that have lower yields.

Credit  |  A fund could lose money if the issuer of a fixed-income security is unable to meet its financial obligations or goes bankrupt. Credit risk usually applies to most fixed-income securities, but generally is not a factor for U.S. government obligations.

Derivatives  |  A fund may use derivatives such as futures contracts, forward foreign currency exchange contracts and options on futures to adjust the risk/return characteristics of its investment portfolio. These practices, however, may present risks different from or in addition to the risks associated with investments in foreign currencies. There can be no assurance

66

Principal Risks

(UNAUDITED)

that any strategy used will succeed. If a fund’s Portfolio Manager incorrectly forecasts stock market values or currency exchange rates in utilizing a strategy for the fund, the fund could lose money.

Emerging markets  |  When investing in emerging markets, the risks mentioned below of investing in foreign securities are heightened. Emerging markets have unique risks that are greater than or in addition to investing in developed markets because emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities; and delays and disruptions in securities settlement procedures. In addition, there may be more volatile rates of return.

Focused holdings  |  For funds that normally hold a core portfolio of stocks of fewer companies than other more diversified funds, the increase or decrease of the value of a single stock may have a greater impact on the fund’s net asset value (“NAV”) and total return.

Foreign securities  |  Investments in foreign securities involve greater risks than investing in domestic securities. As a result, a fund’s return and NAV may be affected by fluctuations in currency exchange rates or political or economic conditions and regulatory requirements in a particular country. Foreign markets, as well as foreign economies and political systems, may be less stable than U.S. markets, and changes in the exchange rates of foreign currencies can affect the value of a fund’s foreign assets. Foreign laws and accounting standards typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies. Custodial and/or settlement systems in foreign markets may not be fully developed and the laws of certain countries may limit the ability to recover assets if a foreign bank or depository or their agents goes bankrupt.

Government sponsored enterprises  |  Investments in government sponsored enterprises are debt obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be: (1) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association; (2) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal National Mortgage Association; (3) supported by the discretionary authority of the U.S. Government to purchase the issuer’s obligations, such as those of the Student Loan Marketing Association; or (4) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau. The U.S. Government may choose not to provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so in which case, if the issuer defaulted, the fund holding securities of such issuer might not be able to recover its investment from the U.S. Government.

Growth stocks  |  Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met, investors may punish the prices of stocks excessively, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

High-yield securities  |  Investments in securities rated below investment grade, or “junk bonds”, generally involve significantly greater risks of loss of your money than an investment in investment grade bonds. Compared with issuers of investment grade bonds, junk bonds are more likely to encounter financial difficulties and to be materially affected by these difficulties. Rising interest rates may compound these difficulties and reduce an issuer’s ability to repay principal and interest obligations. Issuers of lower-rated securities also have a greater risk of default or bankruptcy. Additionally, due to the greater number of considerations involved in the selection of a fund’s securities, the achievement of a fund’s objective depends more on the skills of the Portfolio Manager than investing only in higher-rated securities. Therefore, your investment may experience greater volatility in price and yield. High-yield securities may be less liquid than higher quality investments. A security whose credit rating has been lowered may be particularly difficult to sell.

Inflation  |  Inflation risk is the risk that the market value of securities will decrease as higher inflation shrinks the purchasing power of any affected currencies.

Interest rates  |  Investments in investment- grade and non-investment grade fixed-income securities are subject to interest rate risk. The value of a fund’s fixed income investments typically will fall when interest rates rise. A fund is particularly sensitive to changes in interest rates because it may invest in debt securities with intermediate and long terms

67

Principal Risks

(UNAUDITED)

to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations. Yields of debt securities will fluctuate over time.

Issuer and market  |  Issuer and market risk is the risk that the prices of, and the income generated by, securities held by the fund may decline in response to certain events, such as general economic and market conditions, regional or global economic instability, interest rate fluctuations, and those events directly involving the issuers.

Liquidity  |  Liquidity risk is the possibility that the fund might be unable to sell a security promptly and at an acceptable price, which could have the effect of decreasing the overall level of the fund’s liquidity. Market developments may cause the fund’s investments to become less liquid and subject to erratic price movements. The fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the fund.

Market timing activities  |  Because of specific securities a fund may invest in, it could be subject to the risk of market timing activities by fund shareholders. Some examples of these types of securities are high-yield, small-cap and foreign securities. Typically, foreign securities offer the most opportunity for these market timing activities. A fund generally prices these foreign securities using their closing prices from the foreign markets in which they trade, typically prior to a fund’s calculation of its NAV. These prices may be affected by events that occur after the close of a foreign market but before a fund prices its shares. In such instances, a fund may fair value foreign securities. However, some investors may engage in frequent short-term trading in a fund to take advantage of any price differentials that may be reflected in the NAV of a fund’s shares. There is no assurance that fair valuation of securities can reduce or eliminate market timing. While the Manager and transfer agent of the Funds monitor trading in each fund, there is no guarantee that they can detect all market timing activities.

Mortgage- and asset-backed securities  |  Mortgage- and asset-backed security risk, which is possible in an unstable or depressed housing market, arises from the potential for mortgage failure or premature repayment of principal. The reduced value of the fund’s securities and the potential loss of principal as a result of a mortgagee’s failure to repay would have a negative impact on the fund. Premature repayment of principal would make it difficult for the fund to reinvest the prepaid principal at a time when interest rates on new mortgages are declining, thereby reducing the fund’s income.

Other investment companies and ETFs  |  Investments in the securities of other investment companies and exchange-traded funds (“ETFs”), (which may, in turn invest in equities, bonds, and other financial vehicles) may involve duplication of advisory fees and certain other expenses. By investing in another investment company or ETF, a fund becomes a shareholder of that investment company or ETF. As a result, fund shareholders indirectly bear the fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company or ETF, in addition to the fees and expenses fund shareholders directly bear in connection with the fund’s own operations.

As a shareholder, the fund must rely on the investment company or ETF to achieve its investment objective. If the investment company or ETF fails to achieve its investment objective, the value of the fund’s investment will decline, adversely affecting the fund’s performance. In addition, because ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, ETF shares may potentially trade at a discount or a premium. Investments in ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to a fund. Finally, because the value of ETF shares depends on the demand in the market, the Portfolio Manager may not be able to liquidate a fund’s holdings at the most optimal time, adversely affecting the fund’s performance.

Portfolio turnover  |  A fund may engage in more active and frequent trading of portfolio securities to a greater extent than certain other mutual funds with similar investment objectives. A fund’s turnover rate may vary greatly from year to year or during periods within a year. A high rate of portfolio turnover may lead to greater transaction costs, result in additional tax consequences to investors and adversely affect performance.

Precious metal-related instruments  |  Precious metal-related instruments can fluctuate due to monetary and political developments such as economic cycles, the devaluation of currency, changes in inflation or expectations about inflation in various countries, interest rates, metal sales by governments or other entities, government regulation including the possibility that the U.S. government could restrict or prohibit the ownership of gold, and resource availability and demand. Changes in the political climate for major precious metal producers such as China, Australia, South Africa, Russia, the United States, Peru and Canada may have a direct impact on worldwide precious metal prices.

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Principal Risks

(UNAUDITED)

Based on historical experience, during periods of economic or fiscal instability precious metal-related instruments may be subject to extreme price fluctuations, reflecting the high volatility of precious metal prices during such periods. In addition, the instability of precious metal prices may result in volatile earnings of precious metal-related companies, which may, in turn, adversely affect the financial condition of such companies.

Sectors  |  Companies that are in similar businesses may be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of securities of all companies in a particular sector of the market to change. To the extent a fund has substantial holdings within a particular sector, the risks associated with that sector increase.

Small- and mid-cap companies  |  Investments in small- and mid-cap companies generally involve greater risks than investing in large-capitalization companies. Small- and mid-cap companies often have narrower commercial markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a fund’s portfolio. Generally, the smaller the company size, the greater these risks. Additionally, small- and mid-cap companies may have less market liquidity than large-cap companies.

Stock market  |  The value of a fund’s stock holdings may decline in price because of changes in prices of its holdings or a broad stock market decline. These fluctuations could be a sustained trend or a drastic movement. The stock markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Value stocks  |  Investments in value stocks are subject to the risk that their true worth may not be fully realized by the market. This may result in the value stocks’ prices remaining undervalued for extended periods of time. A fund’s performance also may be affected adversely if value stocks remain unpopular with or lose favor among investors.

69

2012 Federal Tax Income Notice

(UNAUDITED)

For the fiscal year ended October 31, 2012 certain dividends paid by the funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003, and as extended by the Tax Relief, Unemployment Insurance Reauthorization and Job Creation Act of 2010. For each applicable fund, the table below designates the maximum amount of qualified dividend income, which is 100% of what was distributed. In addition, the table designates amounts characterized as long-term capital gains which are also subject to the 15% tax rate. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2012. All dividends paid by the Funds from net investment income are deemed to be ordinary income for federal income tax purposes. Complete information will be computed and reported in conjunction with your 2012 Form 1099-DIV.

	Qualified dividend income	Long-term capital gains
Capital Appreciation Fund	$—	$—
Growth & Income Fund	5,588,649	12,154,993
International Equity Fund	—	—
Investment Grade Bond Fund	—	706,832
Mid Cap Growth Fund	—	—
Mid Cap Stock Fund	—	—
Small Cap Growth Fund	—	—
Smaller Company Fund	482,166	10,015,513

70

Trustees and Officers

Name, birth year, position, term of office(a) and length of time served	Principal occupation(s) during past five years	Number of funds overseen in fund complex	Directorships of other public companies

Interested Trustee(b)

J. Cooper Abbott (1969) Trustee since 2012	Executive Vice President, Investments and Co-Chief Operating Officer of Eagle since 2009; Senior Vice President, Institutional Sales of Eagle 2007-2009; Director of Asset Management Services since 2005	9	N/A

Independent Trustees

Keith B. Jarrett, PhD (1948) Trustee since 2005	Founder, Rockport Funding, LLC (private equity), and Ajax Partners (investment partnership) since 2003; Director, Safeguard Scientific, INC (NYSE-SFE-NYSE) since 2012.	9	N/A

Lincoln Kinnicutt (1944)(c) Trustee since 2006	Retired since 2002; Managing Director, Goldman Sachs 1997-2002	8	N/A

William J. Meurer (1943) Trustee since 2003	Private investor and financial consultant since 2000	9	Sykes Enterprises, Inc.(d); Walter Investment Management Corporation

James L. Pappas (1943) Trustee since 1989; Chairman of the Board of Trustees since 2003	Private investor; Lykes Professor of Banking and Finance at University of South Florida 1986-2006; President, Graduate School of Banking, University of Wisconsin 1995-2005	9	Walter Investment Management Corporation

Deborah L. Talbot, PhD (1950) Trustee since 2002	Independent Consultant; Director, ethiKids, Inc. (child development) since 2009-2010; Founder and Board Member, Creative Tampa Bay (community networking) since 2003; Deans’ Advisory Board, College of Arts and Sciences, University of Memphis since 2002; Board Member, Hillsborough Arts, Inc. (501c3 group supporting the arts) since 2009	9	N/A

Officers(e)

Richard J. Rossi (1956) President since March 2010	President and Co-Chief Operating Officer of Eagle since 2009 and 2007, respectively; Executive Vice President Eagle 2000-2009; President and Director of EFD 2005-2011; Chief Executive Officer and Director of EFD since 2011

Susan L. Walzer (1967) Principal Executive Officer since May 2011	Vice President of Fund Administration since May 2011; Chief Compliance Officer of Eagle Family of Funds and Eagle Fund Services (‘EFS”)(f) 2007-2011; Director of Compliance for Eagle 2005-2007

Carolyn K. Gill (1978) Principal Financial Officer and Treasurer since May 2011	Manager of Fund Accounting and Fund Reporting for Eagle since 2005 and 2010, respectively

Daniel R. Dzibinski (1974) Chief Compliance Officer and Secretary since May 2011	Manager of Fund Compliance for Eagle since May 2011; Director of Compliance for Eagle 2007-2011

(a) Trustees serve for life or until they are removed, resign or retire. The Board has adopted a Board Governance Policy that requires Independent Trustees to retire no later than at the end of the meeting which occurs immediately after his or her 72nd birthday. (b) Mr. Abbott is an “interested” person of the Trust as that term is defined by the 1940 Act. Mr. Abbott is affiliated with EFD, Eagle and RJF. (c) Mr. Kinnicutt is not a Trustee of the Eagle Capital Appreciation Fund. (d) Sykes Enterprises, Inc. is a technical support company. (e) Officers each serve one year terms. (f) Prior to September 13, 2010, EFS served as the Funds’ transfer agent.

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Please consider the investment objectives, risks, charges and expenses of any fund carefully before investing. Contact Eagle at 800.421.4184 or your financial advisor for a prospectus, which contains this and other important information about the Funds. Read the prospectus carefully before you invest or send money.

This report is for the information of shareholders of the Eagle mutual funds. If you wish to review additional information on the portfolio holdings of a fund, a complete schedule has been filed with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fund’s fiscal year end on Form N-Q. These filings are available on the Commission’s website at www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330. A description of each fund’s proxy voting policies, procedures and information regarding how each fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012, is available without charge, upon request, by calling the Eagle Family of Funds, toll-free at the number above, by accessing our website at eagleasset.com or by accessing the Commission’s website at www.sec.gov.

727.567.8143 I 800.421.4184

Eagle Fund Distributors, Inc., Member FINRA  |  Not FDIC Insured  |  May Lose Value  |  No Bank Guarantee

Item 2. Code of Ethics

As of the end of the period October 31, 2012, Eagle Growth & Income Fund (the “Trust”) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Principal Executive Officer and Principal Financial Officer. The Trust has not made any amendments to its code of ethics during the covered period. The Trust has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Trust’s Board of Trustees (“Board”) has determined that William J. Meurer is an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. Mr. Meurer is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services 1

(a) Audit Fees

The aggregate fees billed by the Trust’s independent public accountants, PricewaterhouseCoopers LLP (“PwC”) for professional services rendered in connection with the audit of the Trust’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $29,000 for the fiscal period ended October 31, 2011, and $36,000 for the fiscal period ended October 31, 2012.

(b) Audit-Related Fees

There were no aggregate fees PwC billed to the Trust for assurance and other services which are reasonably related to the performance of the Trust’s audit and are not reported under Item 4(a) for the fiscal periods ended October 31, 2011, and October 31, 2012. The aggregate fees PwC billed to the Trust’s investment adviser and any entity controlling, controlled by, or under common control with the Trust’s investment adviser for assurance and other services directly related to the operations and financial reporting of the Trust were $0.00 for the fiscal period ended October 31, 2011, and $0.00 for the fiscal period ended October 31, 2012.

(c) Tax Fees

The aggregate tax fees PwC billed to the Trust for tax compliance, tax advice, and tax planning services were $6,000 for the fiscal period ended October 31, 2011, and $7,000 for the fiscal period ended October 31, 2012. There were no aggregate tax fees PwC billed to the Trust’s investment adviser and any entity controlling, controlled by, or under common control with the Trust’s investment adviser for services directly related to the operations and financial reporting of the Trust for the fiscal periods ended October 31, 2011, and October 31, 2012.

1 All accountant fees and services amounts are rounded to the nearest whole thousand.

(d) All Other Fees

For each of the fiscal periods ended October 31, 2011, and October 31, 2012 the Trust paid PwC no other fees. There were no aggregate fees PwC billed to the Trust’s investment adviser and any entity controlling, controlled by, or under common control with the Trust’s investment adviser for any other services directly related to the operations and financial reporting of the Trust for the fiscal periods ended October 31, 2011, and October 31, 2012.

(e) The Trust’s Audit Committee Charter provides that the Audit Committee (comprised of the Independent Trustees of the Trust) is responsible for pre-approval of all auditing services performed for the Trust. The Audit Committee reports to the Board regarding its approval of the engagement of the auditor and the proposed fees for the engagement, and the majority of the Board (including the members of the Board who are Independent Trustees) must approve the auditor at an in-person meeting. The Audit Committee also is responsible for pre-approval (subject to the de minimus exception for non-audit services described in the Securities Exchange Act of 1934, as amended, and applicable rule thereunder and not expecting to exceed $5,000) of all non-auditing services performed for the Trust or for any service affiliate of the Trust. The Trust’s Audit Committee Charter also permits a designated member of the Audit Committee to pre-approve, between meetings, one or more non-audit service projects, subject to ratification by the Audit Committee at the next meeting of the Audit Committee. The Trust’s Audit Committee pre-approved all fees described above which PwC billed to the Trust.

(f) Less than 50% of the hours billed by PwC for auditing services to the Trust for the fiscal period ended October 31, 2012, were for work performed by persons other than full-time, permanent employees of PwC.

(g) There were no aggregate non-audit fees billed by PwC to the Trust and to the Trust’s investment adviser and any entity controlling, controlled by, or under common control with the Trust’s investment adviser for the fiscal periods ended October 31, 2011, and October 31, 2012.

(h) The Trust’s Audit Committee has considered the non-audit services provided to the Trust and the Trust’s investment adviser and any entity controlling, controlled by, or under common control with the Trust’s investment adviser as described above and determined that these services do not compromise PwC’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable to the Trust.

Item 6. Schedule of Investments

Included as part of report to shareholders under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Trust.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to the Trust.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to the Trust.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the Trust’s Nominating Committee Charter, which sets forth procedures by which shareholders may recommend nominees to the Board, since the Trust last provided disclosure in response to this item.

Item 11. Controls and Procedures

(a)

Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended), the Principal Executive Officer and Principal Financial Officer of the Trust have concluded that such disclosure controls and procedures are effective as of December 19, 2012.

(b)

There was no change in the internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) of the Trust that occurred during the second fiscal quarter of the period covered by this report that has materially affected or is reasonably likely to materially affect, its internal control over financial reporting.

Item 12. Exhibits

(a)(1)   Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit 99.CODEETH.

(a)(2)  The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto as Exhibit 99.CERT.

(a)(3)   Not applicable to the Trust.

(b)       The certification required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Trust has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EAGLE GROWTH & INCOME FUND

Date:   December 19, 2012

/s/ Susan L. Walzer
Susan L. Walzer
Principal Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Trust and in the capacities and on the dates indicated.

EAGLE GROWTH & INCOME FUND

Date: December 19, 2012	/s/ Susan L. Walzer

Susan L. Walzer
Principal Executive Officer

Date: December 19, 2012	/s/ Carolyn Gill

Carolyn Gill
Principal Financial Officer